UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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WAVE LIFE SCIENCES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WAVE LIFE SCIENCES LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 201218209G)

NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TIME: 11:00 a.m., Eastern Time

DATE: August 10, 2017

PLACE: WAVE Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138

To Our Shareholders:

You are cordially invited to attend the 2017 Annual General Meeting of Shareholders of WAVE Life Sciences Ltd. to be held at 11:00 a.m., Eastern Time, on Thursday, August 10, 2017 at 733 Concord Avenue, Cambridge, MA 02138. In this Notice, we refer to the 2017 Annual General Meeting of Shareholders as the “2017 AGM” and we refer to WAVE Life Sciences Ltd. as the “Company,” “we,” “us” and “our.”

Details regarding the 2017 AGM, the business to be conducted at the 2017 AGM, and information about WAVE Life Sciences Ltd. that you should consider when you vote your shares are described in the attached proxy statement.

The 2017 AGM will be held for the following purposes:

As Special Business

1.	(a) To elect Paul B. Bolno, M.D. to serve on the Board of Directors;

(Ordinary Resolution 1(a))

(b)	To elect Gregory L. Verdine, Ph.D. to serve on the Board of Directors;

(Ordinary Resolution 1(b))

(c)	To elect Christian Henry to serve on the Board of Directors;

(Ordinary Resolution 1(c))

(d)	To elect Peter Kolchinsky, Ph.D. to serve on the Board of Directors;

(Ordinary Resolution 1(d))

(e)	To elect Koji Miura to serve on the Board of Directors;

(Ordinary Resolution 1(e))

(f)	To elect Adrian Rawcliffe to serve on the Board of Directors;

(Ordinary Resolution 1(f))

(g)	To elect Ken Takanashi to serve on the Board of Directors;

(Ordinary Resolution 1(g))

As Ordinary Business

2.	To approve the re-appointment of KPMG LLP to serve as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2017, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of our 2018 Annual General Meeting of Shareholders;

(Ordinary Resolution 2)

3.	To approve the Company’s payment of cash and equity-based compensation to non-employee directors for service on the Board and its committees, in the manner and on the basis as set forth under “Proposal 3: Non-Employee Directors’ Compensation” in the attached proxy statement;

(Ordinary Resolution 3)

As Special Business

4.	To approve proposed amendments to our WAVE Life Sciences Ltd. 2014 Equity Incentive Plan to increase the total number of shares available for the grant of awards; to increase the U.S. Internal Revenue Code Section 162(m) limit for the grant of equity awards and to add the material terms of performance goals to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m), as set forth under “Proposal 4: Approval of Amendments to 2014 Equity Incentive Plan”;

(Ordinary Resolution 4)

5.	Pursuant to the provisions of Section 161 of the Singapore Companies Act (the “Singapore Companies Act”), Chapter 50, and also subject to the provisions of the Singapore Companies Act and our Constitution, authority be, and hereby is, given to our Board of Directors:

(a)	to:

(i)	allot and issue ordinary shares in our capital; and/or

(ii)	make or grant offers, agreements, options or other instruments (including the grant of awards or options pursuant to our equity-based incentive plans and agreements in effect from time to time) that might or would require ordinary shares to be allotted and issued, whether such allotment or issuance would occur during or after the expiration of this authority (including but not limited to, the creation and issuance of warrants, rights, units, purchase contracts, debentures or other instruments (including debt instruments) convertible into or exercisable for ordinary shares), at any time to and/or with such persons and upon such terms and conditions, for such purposes and for consideration as our directors may in their sole discretion deem fit, and with such rights or restrictions as our directors may think fit to impose and as are set forth in our Constitution; and

(b)	to allot and issue ordinary shares in our capital pursuant to any offer, agreement, option or other agreement made, granted or authorized by our directors while this resolution was in effect, regardless of whether the authority conferred by this resolution may have ceased to be in effect at the time of the allotment and issuance, and that such authority, if approved by our shareholders, shall continue in effect until the earlier of the conclusion of our 2018 Annual General Meeting of Shareholders or the expiration of the period within which our 2018 Annual General Meeting of Shareholders is required by law to be held; and

(Ordinary Resolution 5)

6.	To transact such other business as may properly come before the 2017 AGM and all adjournments or postponements thereof.

The Board of Directors recommends the approval of each of the first five proposals.

All of the above proposals should be read in conjunction with the attached proxy statement, which sets out the specific parameters of the proposals.

Each of the matters to be voted on at the 2017 AGM may be passed by ordinary resolution pursuant to our Constitution.

Notes About the Annual General Meeting of Shareholders

Eligibility to Vote at 2017 AGM. The Board of Directors has fixed the close of business on June 22, 2017 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and the attached proxy statement. However, under Singapore law, only registered holders of our ordinary shares (i.e., persons whose names appear on the Register of Members of the Company maintained in accordance with Section 190 of the Singapore Companies Act), or “shareholders of record,” on the date of the 2017 AGM, August 10, 2017, will be entitled to vote at the 2017 AGM. If you have sold or transferred any of your ordinary shares after June 22, 2017 and prior to the 2017 AGM, you should immediately forward this Notice and the attached proxy statement and proxy card to the purchaser or transferee of such shares, or to the bank, broker or agent through whom the sale of such shares was effected, for onward transmission to the purchaser or transferee. If you hold shares other than in registered form as a shareholder of record, and instead hold your shares as, or through, a participant in DTC (i.e., in “street name”), we understand that in order for your vote to be counted at the 2017 AGM, you must also have been a holder of shares at, and with effect from, June 22, 2017. As of June 22, 2017, we had 27,731,412 ordinary shares issued and outstanding.

Proxies. All shareholders of record as of the date of the 2017 AGM are cordially invited to attend the 2017 AGM or appoint a proxy to attend and vote in their place (referred to as a “legal proxy”). A legal proxy need not also be a shareholder of record. Whether you plan to attend the 2017 AGM or not, we urge you to vote and submit your proxy card by mail in order to ensure the presence of a quorum. A proxy card must be received by us c/o Computershare Investor Services, Proxy Services, P.O. Box 505008, Louisville, KY 40233 not less than 48 hours before the time appointed for holding the 2017 AGM or within such other time as may be required by the Singapore Companies Act. Completion and submission of the proxy card shall not preclude a shareholder of record from attending and voting at the 2017 AGM. Any appointment of a legal proxy or proxies will be revoked if a shareholder of record attends and votes in person at the 2017 AGM.

For the avoidance of doubt, the reference to “proxy” in this Notice does not mean a “legal proxy” entitled under Singapore law to attend and vote on behalf of a shareholder of record. The reference to “soliciting your proxy” means that a shareholder of record may appoint the persons identified on the proxy card as such shareholder’s legal proxies to vote in accordance with such shareholder’s instructions given via proxy or to authorize such persons to vote freely.

Beneficial or “Street Name” Holders. If your shares are held in “street name” (i.e., in the name of a bank, broker or other shareholder of record), you will receive instructions from the shareholder of record. You must follow the instructions of the shareholder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the 2017 AGM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2017 AGM in order to vote as a legal proxy, and in such event, we reserve the right to refuse to admit any person or persons appointed under the instrument of proxy or proxies to the meeting.

Singapore Audited Accounts. At the 2017 AGM, our shareholders will have the opportunity to discuss and ask questions regarding our Singapore audited accounts for the fiscal year ended December 31, 2016, together with the directors’ statement and independent auditors’ report thereon, in compliance with the laws of Singapore. Shareholder approval of our Singapore audited accounts is not being sought by the attached proxy statement and will not be sought at the 2017 AGM.

When you have finished reading the attached proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the 2017 AGM, whether or not you can attend.

Thank you for your continued support of WAVE Life Sciences Ltd.

BY ORDER OF THE BOARD OF DIRECTORS

July 6, 2017	Paul B. Bolno, M.D.
Director, President and Chief Executive Officer

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 10, 2017

The Notice, this proxy statement and our 2016 annual report to shareholders are available for viewing, printing and downloading at http://www.edocumentview.com/WVE. You can elect to receive distributions of our proxy statements and annual reports to shareholders for future annual general meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on the proxy card or voting instruction form.

At no charge, we are providing each person from whom a proxy is solicited a copy of, and access to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, or our “2016 Form 10-K.” Additionally, you can find a copy of our 2016 Form 10-K on the website of the Securities and Exchange Commission, or the “SEC,” at www.sec.gov, or in the “Investors & Media” section of our website at http://ir.wavelifesciences.com/ under the heading “Financial Information.” You may also obtain a printed copy of our 2016 Form 10-K, free of charge, from us by sending a written request to Investor Relations, WAVE Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138 or by email to IR@wavelifesci.com. Exhibits to our 2016 Form 10-K will be provided upon written request and payment of an appropriate processing fee.

The information provided on our website (www.wavelifesciences.com) is referenced in this proxy statement for information purposes only. The information on our website shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings we make with the SEC or any solicitation of proxies by us.

ii

WAVE LIFE SCIENCES LTD.

733 CONCORD AVENUE

CAMBRIDGE, MA 02138

PROXY STATEMENT FOR THE WAVE LIFE SCIENCES LTD.

2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 10, 2017

This proxy statement, along with the accompanying Notice of 2017 Annual General Meeting of Shareholders, or the “Notice,” contains information about the 2017 Annual General Meeting of Shareholders of WAVE Life Sciences Ltd. (including any adjournments or postponements thereof), which we refer to in this proxy statement as the “2017 AGM.” We are holding the 2017 AGM at 11:00 a.m., Eastern Time, on Thursday, August 10, 2017, at 733 Concord Avenue, Cambridge, MA 02138.

In this proxy statement, we refer to WAVE Life Sciences Ltd. as the “Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the 2017 AGM.

On or about July 7, 2017, we began sending this proxy statement, the Notice and the enclosed proxy card to shareholders of record as of June 22, 2017.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2016 annual report to shareholders, which includes our financial statements for the fiscal year ended December 31, 2016. Except as otherwise stated herein, all monetary amounts in this proxy statement have been presented in U.S. dollars.

IMPORTANT INFORMATION ABOUT THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of WAVE Life Sciences Ltd. is soliciting your proxy to vote at the 2017 Annual General Meeting of Shareholders to be held at 733 Concord Avenue, Cambridge, MA 02138 on Thursday, August 10, 2017, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the 2017 AGM. This proxy statement, along with the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the 2017 AGM.

We have made available to you on the Internet or have sent you this proxy statement, the Notice, the proxy card, and our 2016 annual report to shareholders because you owned ordinary shares of WAVE Life Sciences Ltd. on the record date for determining those shareholders who will be entitled to receive copies of the Notice and this proxy statement. We began distributing the proxy materials to shareholders on or about July 7, 2017.

For the avoidance of doubt, the reference to “proxy” in this proxy statement does not mean a “legal proxy” entitled under Singapore law to attend and vote on behalf of a shareholder of record. The reference to “soliciting your proxy” means that a shareholder of record may appoint the persons identified on the proxy card as such shareholder’s legal proxy to vote in accordance with such shareholder’s instructions given via proxy or to authorize such persons to vote freely.

Who Can Vote?

The Board of Directors has fixed the close of business on June 22, 2017 as the record date for determining those shareholders who will be entitled to receive copies of the Notice and this proxy statement. However, under Singapore law, only registered holders of our ordinary shares, or “shareholders of record,” on the date of the 2017 AGM, August 10, 2017, will be entitled to vote at the 2017 AGM. If you have sold or transferred any of your ordinary shares after the record date of June 22, 2017 and prior to the 2017 AGM, you should immediately forward the Notice, this proxy statement and the proxy card to the purchaser or transferee of such shares, or to the bank, broker or agent through whom the sale of such shares was effected, for onward transmission to the purchaser or transferee. If you hold shares other than in registered form as a shareholder of record, and instead hold your shares as, or through, a participant in DTC (i.e., in “street name”), we understand that in order for your vote to be counted at the 2017 AGM (represented by a shareholder of record), you must also have been a holder of shares at, and with effect from, June 22, 2017 through the date of the 2017 AGM. As of June 22, 2017, we had 27,731,412 ordinary shares issued and outstanding.

All shareholders of record as of the date of the 2017 AGM are cordially invited to attend the 2017 AGM or appoint a legal proxy to attend and vote in their place. A legal proxy need not also be a shareholder of record. Whether you plan to attend the 2017 AGM or not, we urge you to vote and submit your proxy card by mail in order to ensure the presence of a quorum. A proxy card must be received by us c/o Computershare Investor Services, Proxy Services, P.O. Box 505008, Louisville, KY 40233 not less than 48 hours before the time appointed for holding the 2017 AGM or within such other time as may be required by the Singapore Companies Act. Completion and submission of the proxy card shall not preclude a shareholder of record from attending and voting at the 2017 AGM. Any appointment of a legal proxy or proxies will be revoked if a shareholder of record attends the 2017 AGM in person, and in such event, we reserve the right to refuse to admit any person or persons appointed under the instrument of proxy or proxies to the meeting. Shareholders of record may change or revoke their legal proxies at any time before their shares are voted at the 2017 AGM. For instructions on how to change or revoke your legal proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each ordinary share that you own or represent as a legal proxy entitles you to one vote at the 2017 AGM. The Series A preferred shares of the Company are not entitled to vote on any of the matters being proposed at the 2017 AGM.

How Do I Vote?

If you are not planning to attend the 2017 AGM, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. You may specify whether your shares should be voted for, against or abstain for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy card without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below, except as described under “Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?” Voting by proxy will not affect your right to attend the 2017 AGM. If you are a shareholder of record such that your shares are registered directly in your name through our transfer agent, Computershare Trust Company, N.A., or you have share certificates registered in your name, you may vote:

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the meeting, you may vote by completing a ballot, which will be available at the meeting.

A proxy card must be received by us c/o Computershare Investor Services, Proxy Services, P.O. Box 505008, Louisville, KY 40233 not less than 48 hours before the time appointed for holding the 2017 AGM or within such other time as may be required by the Singapore Companies Act.

If your shares are held in “street name” (i.e., in the name of a bank, broker or other shareholder of record), you will receive instructions from the shareholder of record. You must follow the instructions of the shareholder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the 2017 AGM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2017 AGM in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” each of the resolutions for the election of the nominees for director;

•	“FOR” the approval of the re-appointment of KPMG LLP as our independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2017 and the authorization of the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of our 2018 Annual General Meeting of Shareholders;

•	“FOR” the approval of the compensation to be paid to the non-employee members of the Board of Directors for service on the Board and its committees, as described under “Proposal 3: Non-Employee Directors’ Compensation”;

•	“FOR” the amendments to the 2014 Equity Incentive Plan; and

•	“FOR” the authorization of ordinary share allotments and issuances.

If any other matter is presented at the 2017 AGM, your proxy card provides that your shares will be voted by the proxy holder listed in the proxy card in accordance with his or her judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the 2017 AGM, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the 2017 AGM in any one of the following ways:

•	if you received a proxy card, by signing and submitting a new proxy card with a date later than your previously delivered proxy card, which must be received by us c/o Computershare Investor Services, Proxy Services, P.O. Box 505008, Louisville, KY 40233 not less than 48 hours before the time appointed for holding the 2017 AGM or within such other time as may be required by the Singapore Companies Act; or

•	by attending the 2017 AGM in person and voting in person. Attending the 2017 AGM in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the 2017 AGM that your previously submitted proxy be revoked.

Your most current vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold any of our ordinary shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?

If your shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares without receiving instructions from you on all of the proposals to be voted on at the 2017 AGM, other than the election of directors (Proposal 1), the approval of non-employee directors’ compensation (Proposal 3), and the approval of the amendments to the 2014 Equity Incentive Plan (Proposal 4). We encourage you to provide voting instructions to your bank, broker or other nominee to ensure your shares will be voted at the 2017 AGM and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	Each nominee for director who receives the affirmative vote of a majority of the votes cast by the holders of ordinary shares voting either in person or by proxy at the 2017 AGM will be elected to serve until the next annual general meeting of shareholders (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).

You may vote either “for” or “against” each of the nominees, or you may “abstain” from voting for one or more nominees. If you “abstain” from voting with respect to one or more nominees, your vote will have no effect on the election of such nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Re-Appointment of Independent Registered Public Accounting Firm and Independent Singapore Auditor and Authorize the Auditor’s Remuneration	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the re-appointment of KPMG LLP as our independent registered public accounting firm and our independent Singapore auditor and to authorize the Audit Committee to fix the auditor’s remuneration (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the Non-Employee Directors’ Compensation	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the non-employee directors’ compensation (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve Amendments to 2014 Equity Incentive Plan	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the amendments to the 2014 Equity Incentive Plan to increase the aggregate number of shares to be granted under the Company’s 2014 Equity Incentive Plan; to increase the U.S. Internal Revenue Code Section 162(m) limit for the grant of equity awards; and to approve the material terms of performance goals to preserve our ability to receive corporate income tax deductions that may become available pursuant to Section 162(m) (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Authorize the Board to Allot and Issue Ordinary Shares of the Company	The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to authorize the Board of Directors to allot and issue ordinary shares of the Company (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections, a representative of Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. However, Computershare will forward to management any written comments you make, either on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the 2017 AGM?

The preliminary voting results will be announced at the 2017 AGM, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days after the 2017 AGM. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the 2017 AGM?

In order to hold the meeting, there must be a quorum. The presence, in person or by proxy, of at least two shareholders holding in aggregate at least a majority of all issued and outstanding ordinary shares entitled to vote at the 2017 AGM is necessary to constitute a quorum at the 2017 AGM. Votes of shareholders of record who are present in person or represented by proxy at the 2017 AGM, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the 2017 AGM

The 2017 AGM will be held at 11:00 a.m., Eastern Time, on Thursday, August 10, 2017 at 733 Concord Avenue, Cambridge, MA 02138. When you arrive, signs will direct you to the appropriate meeting rooms. You need not attend the 2017 AGM in person in order to vote, provided that your proxy is present to represent your vote.

Singapore Statutory Financial Statements

Our Singapore audited accounts for the fiscal year ended December 31, 2016, prepared in conformity with the provisions of the laws of Singapore, and the accompanying directors’ statement and the independent auditors’ report thereon are required under Singapore law and our Constitution to be provided to shareholders for discussion at the 2017 AGM. We refer to such materials herein collectively as the “Singapore Statutory Financial Statements.” The Singapore Statutory Financial Statements are provided as Appendix B to this proxy statement solely to satisfy this requirement. At the 2017 AGM, our shareholders will have the opportunity to discuss and ask questions regarding the Singapore Statutory Financial Statements. Shareholder approval of the Singapore Statutory Financial Statements is not being sought by this proxy statement for the 2017 AGM and will not be sought at the 2017 AGM. The Singapore Statutory Financial Statements shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, or SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Act, or under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

Emerging Growth Company

We are an “emerging growth company,” as defined under the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we have taken advantage of, and may continue to take advantage of, specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. These provisions include:

•	reduced disclosure about our executive compensation arrangements;

•	exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a shareholder approval of any golden parachute arrangements; and

•	an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal control over financial reporting.

We have taken advantage of certain of the exemptions provided under the JOBS Act. We may continue to take advantage of exemptions under the JOBS Act until the fifth anniversary of our initial public offering or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1 billion in annual revenues, we have more than $700 million in market value of our shares held by non-affiliates, or we issue more than $1 billion of non-convertible debt over a three-year period. Under the JOBS Act, we may choose to take advantage of some but not all of these reduced disclosure requirements. We have taken advantage of these reduced disclosure requirements in this proxy statement, and may continue to do so in future filings. Therefore, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our ordinary shares as of June 22, 2017 for (i) the executive officers named in the Summary Compensation Table appearing elsewhere in this proxy statement, (ii) each of our directors and director nominees, (iii) all of our current directors and executive officers as a group and (iv) each shareholder known by us to own beneficially more than 5% of our ordinary shares. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem ordinary shares that may be acquired by an individual or group within 60 days of June 22, 2017 pursuant to the exercise of options, vesting of restricted share units and the conversion of our outstanding Series A preferred shares into ordinary shares to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all ordinary shares shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 27,731,412 ordinary shares outstanding on June 22, 2017.

	Ordinary Shares Beneficially Owned
Name and Address	Shares	Percent
5% Beneficial Owners
RA Capital Management, LLC(1)	7,088,651	25.6%
Shin Nippon Biomedical Laboratories, Ltd.(2)	5,885,478	18.6%
Kagoshima Sinsangyo Sousei Investment Limited Partnership(3)	2,794,865	10.1%
FMR LLC(4)	1,893,756	6.8%
Teva Pharmaceutical Industries Limited(5)	1,875,000	6.8%
Pfizer Inc.(6)	1,875,000	6.8%

Directors and Named Executive Officers
Paul B. Bolno, M.D.(7)	743,382	2.6%
Michael Panzara, M.D.(8)	63,375	*
Keith C. Regnante(9)	30,000	*
Gregory L. Verdine, Ph.D.(10)	626,254	2.2%
Peter Kolchinsky, Ph.D.(11)	7,088,651	25.6%
Koji Miura	—	—
Ken Takanashi(12)	5,885,478	18.6%
Masaharu Tanaka(13)	2,794,865	10.1%
Adrian Rawcliffe	—	—
Christian Henry	—	—
All current directors and executive officers as a group (12 individuals)(14)	17,545,120	53.0%

*	Indicates beneficial ownership of less than 1% of our outstanding ordinary shares.

(1)	Based on information reported by RA Capital Management, LLC, or RA Capital, on Schedule 13D filed with the SEC on November 27, 2015. Such shares are held by RA Capital Healthcare Fund, L.P., or the Fund, and in a separately managed account, or the Account. RA Capital is the general partner of the Fund and serves as investment advisor for the Account. Peter Kolchinsky, Ph.D., a member of our Board of Directors, is the manager of RA Capital. RA Capital and Dr. Kolchinsky share voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares. The address of RA Capital is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(2)	Based on information reported by Shin Nippon Biomedical Laboratories, Ltd., or SNBL, on Schedule 13D/A filed with the SEC on September 29, 2016. Consists of (i) 1,697,467 ordinary shares and 3,901,348 Series A preferred shares, which can be converted at any time on a one-for-one basis into ordinary shares at the discretion of the holder; these ordinary shares and Series A preferred shares have been pledged by SNBL to Kagoshima Bank, Ltd. in order to secure the obligations of SNBL under certain loan agreements; and (ii) 286,663 ordinary shares held by SNBL USA, Ltd., or SNBL USA, an affiliate of SNBL. Ken Takanashi, a member of our Board of Directors, is a director and executive officer of SNBL and a director of SNBL USA. SNBL and Mr. Takanashi share voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares. The address of SNBL is St. Luke’s Tower 12F, 8-1, Akashi-cho, Chuo-ku, Tokyo 104-0044, Japan.

(3)	Based on information reported by Kagoshima Shinsangyo Sousei Investment Limited Partnership, or KSS, on Schedule 13D/A filed with the SEC on March 31, 2017. Masaharu Tanaka, a member of our Board of Directors, was the President of Kagoshima Development Co. Ltd., or Kagoshima Development, the general partner of KSS, through March 2017. Until that time, KSS, Kagoshima Development and Mr. Tanaka shared voting and dispositive power with respect to such shares, and Mr. Tanaka and Kagoshima Development may be deemed to have beneficially owned such shares. The address of KSS is 1-3-34 Meizan-cho, Kagoshima City, Kagoshima, 892-0821, Japan.

(4)	Based on information reported by FMR LLC on Schedule 13G/A filed with the SEC on February 14, 2017, such shares are held by FMR LLC or its direct or indirect subsidiaries. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(5)	Based on information reported by Teva Pharmaceutical Industries Limited, or Teva Industries, on Schedule 13D filed with the SEC on December 10, 2015. Such shares are held by Teva Industries and Teva Pharmaceuticals USA, Inc., or Teva USA, which share voting and dispositive power with respect to such shares. The address of Teva Industries is 5 Basel Street, Petach Tikva 4951033, Israel.

(6)	Based on information reported by Pfizer Inc. on Schedule 13G filed with the SEC on May 12, 2016. Such shares are held by C.P. Pharmaceuticals International C.V., or the Shareholder, a Netherlands limited partnership. Pfizer Production LLC and Pfizer Manufacturing LLC, or the General Partners, are the general partners for the Shareholder. Pfizer Inc. may be deemed to have beneficial ownership over such shares since the Shareholder and the General Partners are indirect wholly-owned subsidiaries of Pfizer Inc. The General Partners may be deemed to have beneficial ownership over such shares as the general partners of the Shareholder. The address of Pfizer Inc., the General Partners and the Shareholder is 235 E. 42nd Street, New York, NY 10017.

(7)	Consists of (i) 190,856 ordinary shares held by Dr. Bolno and (ii) 552,526 ordinary shares underlying options exercisable within 60 days of June 22, 2017.

(8)	Consists of (i) 40,625 ordinary shares underlying options exercisable within 60 days of June 22, 2017 held by Dr. Panzara, and (ii) 22,750 ordinary shares underlying restricted share units which vest within 60 days of June 22, 2017 held by Dr. Panzara.

(9)	Consists of 30,000 ordinary shares underlying options exercisable within 60 days of June 22, 2017 held by Mr. Regnante

(10)	Consists of (i) 150,079 ordinary shares held by Dr. Verdine, (ii) 463,391 ordinary shares underlying options exercisable within 60 days of June 22, 2017 held by Dr. Verdine and (iii) 12,784 ordinary shares underlying options exercisable within 60 days of June 22, 2017 held by Dr. Verdine’s spouse. Dr. Verdine disclaims beneficial ownership of the ordinary shares held by his spouse.

(11)	Consists of ordinary shares held by RA Capital Healthcare Fund, L.P. and in a separately managed account, as described in footnote (1) above. Dr. Kolchinsky is the manager of RA Capital, the general partner of the Fund and the investment advisor of the Account, and may be deemed to beneficially own such shares.

(12)

Consists of (i) 1,697,467 ordinary shares and 3,901,348 Series A preferred shares, which can be converted at any time on a one-for-one basis into ordinary shares at the discretion of the holder; these ordinary shares and

Series A preferred shares have been pledged by SNBL to Kagoshima Bank, Ltd. in order to secure the obligations of SNBL under certain loan agreements; and (ii) 286,663 ordinary shares held by SNBL USA, in each case as described in footnote (2) above. Mr. Takanashi is a director and executive officer of SNBL and a director of SNBL USA. Mr. Takanashi shares voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares.

(13)	Consists of 2,794,865 ordinary shares held by KSS, as described in footnote (3) above. See footnote (3) above for a description of the relationship between Mr. Tanaka and KSS.

(14)	Consists of (i) 1,412,441 ordinary shares underlying options exercisable within 60 days of June 22, 2017, held by our directors and executive officers and the spouse of one of our directors, (ii) 22,750 ordinary shares underlying restricted share units which vest within 60 days of June 22, 2017, held by our executive officers, (iii) 12,208,581 ordinary shares beneficially held by our directors and executive officers and entities affiliated with certain of our directors and (iv) 3,901,348 Series A preferred shares, which can be converted at any time on a one-for-one basis into ordinary shares at the discretion of the holder, held by an entity affiliated with one of our directors.

MANAGEMENT AND CORPORATE GOVERNANCE

General

Pursuant to our Constitution, there is no maximum number of directors that may hold office at any time. Our Board currently consists of eight members and each of our directors is elected annually. Masaharu Tanaka will continue to serve as a director through the end of his term, which concludes at the 2017 AGM, and has decided not to stand for re-election. Accordingly, our Board of Directors authorized the reduction of the size of the Board to seven members, which reduction shall take effect immediately prior to the 2017 AGM.

Board of Directors

On July 5, 2017, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Paul B. Bolno, M.D., Gregory L. Verdine, Ph.D., Christian Henry, Peter Kolchinsky, Ph.D., Koji Miura, Adrian Rawcliffe and Ken Takanashi, each currently a director of the Company, for election at the 2017 AGM. If each such nominee is elected, he will serve on our Board of Directors until our 2018 Annual General Meeting of Shareholders and until his successor has been elected and qualified.

Set forth below are the names of the directors and persons nominated as directors, their ages as of June 22, 2017, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position/Title
Paul B. Bolno, M.D.	43	President, Chief Executive Officer and Director
Gregory L. Verdine, Ph.D.	58	Chairman of the Board of Directors
Christian Henry	49	Director
Peter Kolchinsky, Ph.D.	40	Director
Koji Miura	68	Director
Adrian Rawcliffe	45	Director
Ken Takanashi	53	Director
Masaharu Tanaka	64	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by the NASDAQ Stock Market: Dr. Kolchinsky and Messrs. Henry, Miura, Rawcliffe, Takanashi and Tanaka.

Paul B. Bolno, M.D. has served as our President and Chief Executive Officer and as a director since December 2013. Prior to joining us, he served at GlaxoSmithKline from 2009 to 2013 in various roles, including Vice President, Worldwide Business Development – Head of Asia BD and Investments, Head of Global Neuroscience BD, a director of Glaxo Welcome Manufacturing, Pte. Ltd. in Singapore and Vice President, Business Development for the Oncology Business Unit, where he helped establish GlaxoSmithKline’s global oncology business and served as a member of the Oncology Executive Team, Oncology Commercial Board and Cancer Research Executive Team. Prior to GlaxoSmithKline, he served as director of Research at Two River LLC, a health care private equity firm from 2004 to 2009. Dr. Bolno earned a medical degree from MCP-Hahnemann School of Medicine and an M.B.A. from Drexel University. He was a general surgery resident and cardiothoracic surgery postdoctoral research fellow at Drexel University College of Medicine. We believe that Dr. Bolno’s experience serving as our President and Chief Executive Officer and a member of our Board of Directors and his experience leading biopharmaceutical companies qualify him to serve on our Board of Directors.

Gregory L. Verdine, Ph.D. is one of our founders and has served as a director and Chairman of the Board of Directors since July 2013. He was our President, Chief Executive Officer and Chief Scientific Officer from our inception through December 2013. Since 1989, Dr. Verdine has served as the Erving Professor of Chemistry in the Department of Stem Cell and Regenerative Biology and the Department of Chemistry and Chemical Biology at Harvard University and Harvard Medical School. Dr. Verdine co-founded the non-profit Gloucester Marine Genomics Institute and Gloucester Biotechnology Academy in 2013 and served as the Founding President until 2016. He is the co-founder of Fog Pharmaceuticals Inc. and LifeMine Therapeutics Inc. and serves as President, Chief Executive Officer and Chief Scientific Officer for both companies. He is also the founder of Warp Drive Bio and has served in various roles, from Chief Scientific Officer to Chief Executive Officer, from the company’s inception in 2012 until April 2016, and he remains a director of the company. Dr. Verdine founded Enanta Pharmaceuticals and served as a director of the company from 1990 through its successful initial public offering in 2013. He is a Venture Partner at WuXi Healthcare Ventures and is a Senior Advisor to Shin Nippon Biomedical Laboratories Ltd. Dr. Verdine is also the co-founder of Eleven Biotherapeutics, Tokai Therapeutics, Aileron Therapeutics and Gloucester Pharmaceuticals (acquired by Celgene in 2010). He has also served as a director of the Chemical Biology Initiative and the Program in Cancer Chemical Biology at the Dana-Farber Cancer Institute. Dr. Verdine received his Ph.D. in Chemistry from Columbia University and completed postdoctoral work in Molecular Biology at the Massachusetts Institute of Technology and Harvard Medical School. We believe he is qualified to serve on our Board of Directors because of his expertise and deep knowledge of our company, its technology and our industry and his long track record of creating and advising successful biopharmaceutical companies.

Christian Henry has served as a director since November 2016. Mr. Henry served as Executive Vice President & Chief Commercial Officer of Illumina, Inc. from 2015 through January 2017, and previously served as Senior Vice President & Chief Commercial Officer from 2014 to 2015, Senior Vice President & General Manager Genomic Solutions from 2012 to 2014, Senior Vice President, Chief Financial Officer & General Manager Life Sciences from 2010 to 2012, Senior Vice President, Corporate Development & Chief Financial Officer from 2009 to 2010, Senior Vice President & Chief Financial Officer from 2007 to 2009, and Vice President & Chief Financial Officer from 2005 to 2006. Prior to joining Illumina, Inc., Mr. Henry served as the Chief Financial Officer of Tickets.com, Inc. from 2003 to 2005. From 1999 to 2003, Mr. Henry served as Vice President, Finance & Corporate Controller of Affymetrix, Inc. (acquired by Thermo Fisher Scientific in 2016). In 1997, Mr. Henry joined Nektar Therapeutics (formerly Inhale Therapeutic Systems, Inc.), as Corporate Controller, and later as its Chief Accounting Officer from 1997 to 1999. In 1996, Mr. Henry served as General Accounting Manager of Sugen, Inc. Mr. Henry began his career in 1992 at Ernst & Young LLP, where he was a Senior Accountant through 1996. Mr. Henry earned his B.A. in biochemistry and cell biology from the University of California, San Diego, and his M.B.A., with a concentration in finance, from the University of California, Irvine. We believe he is qualified to serve on our Board of Directors because of his strengths in corporate strategy, finance and operations, along with his extensive experience leading various functions at one of the largest and most innovative genetic healthcare companies.

Peter Kolchinsky, Ph.D. has served as a director since January 2015. Dr. Kolchinsky is a founder, Portfolio Manager, and Managing Director of RA Capital Management, LLC, a crossover investment manager which is dedicated to evidence-based investing in healthcare and life science companies, where he has worked since 2001. RA Capital Management, LLC is the general partner of RA Capital Healthcare Fund, L.P. He serves as a member of the board of directors of Dicerna Pharmaceuticals, as well as a number of private companies. Dr. Kolchinsky authored “Entrepreneur’s Guide to a Biotech Startup” and served on the Board of Global Science and Technology for the National Academics of Sciences from 2009 to 2012. Dr. Kolchinsky earned his Ph.D. in virology from Harvard University and earned his bachelor’s degree in Biology from Cornell University. We believe Dr. Kolchinsky is qualified to serve on our Board of Directors because of his business experience including his experience as an institutional investor and his experience serving on the boards of various healthcare and life science companies.

Koji Miura has served as a director since October 2012. Mr. Miura is the founder and Managing Director of Miura & Associates Management Consultants Pte. Ltd. and serves on the boards of directors of Azeus Systems Holdings Ltd., Marine Tec Tachibana Pte. Ltd., Matsuura Singapore Pte. Ltd., Mercury Investment Holding Pte. Ltd., Sunmoon Pte. Ltd., Triple Farm Singapore Pte. Ltd. and WithArt Pte. Ltd. Mr. Miura holds a bachelor’s degree in Business Administration from the University of Aoyama Gakuin, Tokyo, Japan. We believe he is qualified to serve on our Board of Directors because of his broad business experience including his diverse background serving on the board of directors of various companies, both private and publicly-held, across multiple industries.

Adrian Rawcliffe has served as a director since February 2017. Mr. Rawcliffe currently serves as Chief Financial Officer of Adaptimmune Therapeutics plc, where he has worked since 2015. Prior to joining Adaptimmune, Mr. Rawcliffe served in various roles at GlaxoSmithKline plc, including Senior Vice President Finance, North America Pharmaceuticals and Global Franchises from 2011 to 2015; Senior Vice President, Worldwide Business Development and R&D Finance from 2006 to 2011; Vice President, Worldwide Business Development Transactions and Ventures from 2003 to 2005; Vice President, Deal Structuring from 2001 to 2003; Associate Director, Group Financial Investigations and Planning from 1999 to 2001; and Senior Analyst, Research and Genetic Projects from 1998 to 1999. From 2005 to 2006, Mr. Rawcliffe served as the President and Managing Partner of SR One Ltd. Mr. Rawcliffe began his career as a supervisor at Coopers & Lybrand (now PricewaterhouseCoopers) from 1993 to 1997. Mr. Rawcliffe received his B.Sc. in Natural Sciences from the University of Durham, England. Mr. Rawcliffe also received Chartered Accountancy training through The Institute of Chartered Accountants in England and Wales (ICAEW). We believe he is qualified to serve on our Board of Directors because of his global expertise, along with extensive business and operating experience at one of the world’s largest global healthcare companies.

Ken Takanashi has served as a director since July 2012. Since 2002, Mr. Takanashi has served in various executive management and director roles at Shin Nippon Biomedical Laboratories Ltd., or SNBL, and its affiliates and currently serves as its Executive Vice President, Overseas Business. Mr. Takanashi was the Chief Financial Officer of SNBL USA, Ltd., a subsidiary of Shin Nippon Biomedical Laboratories, from 2012 to 2014. Mr. Takanashi earned an M.B.A. from the University of Warwick and received his bachelor’s degree from the University of Tokyo and is a Chartered Public Accountant. We believe he is qualified to serve on our Board of Directors because of his extensive experience leading research and development for biopharmaceutical companies and his business, financial and accounting credentials.

Masaharu Tanaka has served as a director since August 2014. From November 2014 to May 2017, Mr. Tanaka served as a Representative Director for Kagoshima Olive Co., Ltd., an affiliate of Kagoshima Shinsangyo Sousei Investment Limited Partnership, or KSS. From June 2014 to March 2017, Mr. Tanaka served as the President of Kagoshima Development Co. Ltd., the general partner of KSS. From 2013 to 2014, he was a Managing Director of the Kagoshima Lease Co. Ltd. and from 2007 to 2013, he served as the Auditing Officer of the Kagoshima Bank, Ltd. Mr. Tanaka earned his bachelor’s degree in Commercial Science from Seinan Gakuin University. We believe Mr. Tanaka is qualified to serve on our Board of Directors because of his broad business experience and deep financial experience as a venture capitalist and banker.

Pursuant to the Singapore Companies Act, Chapter 50, or the “Singapore Companies Act,” and our Constitution, our Board must have at least one director who is ordinarily resident in Singapore. Mr. Miura is our Singapore resident director. Due to the Singapore Companies Act requirement that we have at least one director who is ordinarily resident in Singapore in office at all times and the sole resident director cannot resign or step down unless there is at least one other resident director, in the event that Mr. Miura is not elected at the 2017 AGM, he will continue in office after the 2017 AGM as a member of our Board until his qualifying successor (i.e., a Singapore resident director) is appointed.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2016, there were six meetings of our Board of Directors, and the various committees of the Board met a total of twelve times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2016. The Board has adopted a policy under which each member of the Board has agreed to make reasonable efforts to attend each annual general meeting of our shareholders. One director attended our 2016 annual general meeting of shareholders, which was held on August 18, 2016. As a Singapore company, we are required to prepare annual Singapore statutory audited financial statements (our “second annual audit”) and to deliver them to our shareholders in connection with our annual general meetings of shareholders. Our second annual audit can only be conducted following our first annual audit, which requires our preparation and filing of annual U.S. GAAP audited consolidated financial statements with the SEC. As a result, these multiple audits do not allow us to schedule our quarterly board meetings at the same time as our annual general meetings of shareholders.

Audit Committee. Our Audit Committee held four meetings during the fiscal year ended December 31, 2016. Our Audit Committee currently has three members: Mr. Henry (Chairman) and Messrs. Miura and Rawcliffe. During the period of January 1, 2016 through November 10, 2016, our Audit Committee was comprised of Mr. Takanashi (Chairman) and Messrs. Miura and Tanaka. On November 10, 2016, Mr. Henry replaced Mr. Takanashi as the Chairman of our Audit Committee. On February 1, 2017, Mr. Rawcliffe replaced Mr. Tanaka as a member of our Audit Committee. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the responsibility to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

Messrs. Henry, Miura and Rawcliffe satisfy the current independence standards promulgated by the SEC and by the NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that each member of the Audit Committee meets the financial literacy requirements of the NASDAQ Stock Market Rules and that each of Messrs. Henry and Rawcliffe qualifies an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Compensation Committee. Our Compensation Committee met four times during the fiscal year ended December 31, 2016. The Compensation Committee currently has three members: Dr. Kolchinsky (Chairman) and Messrs. Henry and Takanashi. During the period of January 1, 2016 through March 9, 2017, our Compensation Committee was comprised of Dr. Kolchinsky (Chairman) and Mr. Takanashi. On March 9, 2017, Mr. Henry joined as a member of our Compensation Committee. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2014 Equity Incentive Plan. The Compensation Committee is responsible for determining the compensation of our executive officers.

Each member of the Compensation Committee qualifies as independent under the definition promulgated by the NASDAQ Stock Market.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2016. The Nominating and Corporate Governance Committee currently has three members: Mr. Takanashi (Chairman), Mr. Henry and Dr. Kolchinsky. During the period of January 1, 2016 through March 9, 2017, our Nominating and Corporate Governance Committee was comprised of Mr. Takanashi (Chairman) and Dr. Kolchinsky. On March 9, 2017, Mr. Henry joined as a member of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance.

All members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes making requests to Board members and others for recommendations, holding meetings from time to time to evaluate biographical information and reviewing background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board. The qualifications, qualities and skills that the committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the Company’s current and long-term objectives and should be willing and able to contribute positively to the Company’s decision-making process.

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

•	Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

•	Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our shareholders and to fulfill the responsibilities of a director.

•	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board is considered.

•	Nominees who are not already serving on our board of directors should normally be able to serve for at least five years before reaching the age of 70.

The Nominating and Corporate Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Procedures by which Shareholders may Nominate Directors

The Nominating and Corporate Governance Committee shall review and evaluate information available to it regarding candidates proposed by shareholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates. The factors generally considered by the Nominating and Corporate Governance Committee are set out in our Corporate Governance Guidelines, which are publicly available on the “Investors & Media” section of our website at http://ir.wavelifesciences.com/ under the heading “Corporate Governance.” If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2018 Annual General Meeting of Shareholders, it must comply with the procedures set forth in our Constitution and give timely notice of the nomination in writing to our General Counsel not less than 45 days prior to the date that is one year from the date on which we first mail our proxy statement relating to our 2017 AGM of Shareholders. All shareholder proposals should be marked for the attention of General Counsel, WAVE Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138.

Compensation Committee Interlocks and Insider Participation

During 2016, the members of our Compensation Committee were Dr. Kolchinsky and Mr. Takanashi. Dr. Kolchinsky is the managing member of RA Capital Management, LLC, the general partner of RA Capital Healthcare Fund, L.P., one of our shareholders. Mr. Takanashi is a director and executive officer of Shin Nippon Biomedical Laboratories Ltd. and its affiliates, one of our shareholders. We have entered into certain transactions with affiliates of RA Capital Healthcare Fund, L.P. and Shin Nippon Biomedical Laboratories Ltd., as further described under “Certain Relationships and Related Transactions” below.

No officer or employee has served as a member of the Compensation Committee. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Risk Oversight

Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors executes its oversight responsibility for risk management both directly and through its committees. Our Board of Directors also considers specific risk topics, including risks associated with our strategic plan, business operations and capital structure. In addition, our Board of Directors receives detailed regular reports from members of our management team and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

Our Board of Directors may delegate to the Audit Committee oversight of our risk management process. Our other Board committees will also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk.

Familial Relationships

There are no familial relationships between any of our executive officers and directors.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are presently separated at the Company. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight of, management. Our Board of Directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. Our Board of Directors also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. The Board retains the authority to modify this leadership structure as and when appropriate to best address the Company’s unique circumstances at any given time and to serve the best interests of our shareholders.

Our Board administers its risk oversight function directly and through its committees. The Audit Committee receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on our Company and the steps we take to manage them. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs. Our Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns or who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct such shareholder’s questions in writing to IR@wavelifesci.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

Set forth below is information as of June 22, 2017 regarding our executive officers who are not also directors.

Name	Age	Title
Christopher Francis, Ph.D.	39	Senior Vice President, Corporate Development & Portfolio Management
Michael Panzara, M.D.	50	Franchise Lead, Neurology
Keith C. Regnante	47	Chief Financial Officer
Chandra Vargeese, Ph.D.	56	Senior Vice President, Drug Discovery

Christopher Francis, Ph.D. has served as our Senior Vice President, Corporate Development & Portfolio Management since January 2017. Prior to that, Dr. Francis served as our Vice President, Head of Business Development since April 2014. Prior to joining us, Dr. Francis held senior operational, strategic and business development roles within GlaxoSmithKline Oncology from 2009 to 2014 and was a member of the team that established GlaxoSmithKline’s Rare Disease Unit. Before GlaxoSmithKline, Dr. Francis was a health care private equity associate at Two River LLC from 2008 to 2009. He began his career in pharmaceutical pricing and reimbursement consulting at IMS Health. Dr. Francis earned undergraduate and graduate degrees in Biochemistry and Molecular Biology from the University of Melbourne and was a doctoral research associate at the University of Cambridge.

Michael Panzara, M.D. joined us as our Franchise Lead, Neurology in July 2016. Prior to joining us, Dr. Panzara served in various roles at Sanofi Genzyme (and Genzyme Corporation before its merger with Sanofi in 2011) from 2009 to July 2016, most recently serving as Head of the Multiple Sclerosis, Neurology and Ophthalmology Therapeutic Area for Global Development and prior to that, serving as Group Vice President, Therapeutic Area Head, Multiple Sclerosis and Neurology. Prior to joining Genzyme, Dr. Panzara served in roles of increasing responsibility at Biogen, including Vice President, Chief Medical Officer, Neurology from 2006 to 2009 and in various roles in the Medical Research group from 2001 to 2006. In addition, from 1999 to 2011, Dr. Panzara was an Instructor in Neurology at Harvard Medical School and an Assistant in Neurology at Massachusetts General Hospital (MGH). He trained in neurology at MGH from 1994 to 1998, and completed his post-doctoral training in immunology and rheumatology at Brigham and Women’s Hospital. Dr. Panzara holds a bachelor’s degree from the University of Pennsylvania, a medical degree from Stanford University School of Medicine, and a master’s degree in public health from the Harvard School of Public Health.

Keith C. Regnante has served as our Chief Financial Officer since August 2016. Prior to joining us, from February 2014 to August 2016, Mr. Regnante served as Vice President of Finance at Shire Pharmaceuticals, a global biopharmaceutical company. Mr. Regnante also served on the Financial Leadership Team and the R&D Leadership Team while he was at Shire. From September 2013 to February 2014, he served as Head of R&D Finance for ARIAD Pharmaceuticals, Inc. From January 1999 to August 2013, Mr. Regnante held multiple positions within finance for Biogen Inc., including Senior Director of Corporate Finance from 2011 to 2013, Senior Director of Worldwide R&D Finance from 2008 to 2011, and several other positions dating back to 1999. Prior to joining finance organizations for biotechnology companies, Mr. Regnante worked as a consultant at The Boston Consulting Group. He holds a B.A. in Economics from Tufts University and an M.B.A. from the MIT Sloan School of Management.

Chandra Vargeese, Ph.D. has served as our Senior Vice President, Head of Drug Discovery since August 2014. Before joining us, Dr. Vargeese served as Novartis’ Executive Director and Head of RNA Chemistry and Delivery, a position she held from 2008 to 2014. Prior to joining Novartis, Dr. Vargeese led siRNA delivery in the RNA Therapeutics division at Merck & Co., where she served as Senior Director and Head of RNA Chemistry and Delivery. Dr. Vargeese joined Merck through its acquisition of Sirna Therapeutics, where she was Vice President of Chemistry. Before Sirna, Dr. Vargeese served as Associate Director of Chemistry at NeXstar Pharmaceuticals and is the co-inventor of Macugen (pegaptanib), an approved therapy for treating wet AMD. Dr. Vargeese earned a Ph.D. in Organic Chemistry at the Indian Institute of Science, Bangalore, India and completed post-doctoral work at the University of Rhode Island.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2016 and 2015 to our President and Chief Executive Officer and our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2016 and were serving as executive officers as of such date.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Paul B. Bolno, M.D.	2016	490,000	329,000	—	2,505,377	245,000	25,486	3,594,863
President and Chief Executive Officer	2015	450,000	112,500	841,986	1,744,232	112,500	397	3,261,615
Michael Panzara, M.D.(4)	2016	193,534	55,000	493,448	1,857,366	162,200	496	2,762,044
Franchise Lead, Neurology
Keith C. Regnante.(4)	2016	120,000	—	—	1,470,919	48,300	331	1,639,550
Chief Financial Officer

(1)	Amount represents the aggregate grant date fair value for the share awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	Amounts represent the aggregate grant date fair value for the option awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)	Amounts reflect the value of annual premiums paid by us with respect to a life insurance policy for the benefit of the named executive officer. For 2016, amounts for Dr. Bolno also include reimbursement of relocation expenses of $15,461 and the related tax gross up of $8,500 as well as certain commuting expenses.

(4)	Dr. Panzara joined the Company on July 11, 2016 and Mr. Regnante joined the Company on August 16, 2016. Accordingly, the amounts for 2016 reflect compensation for their respective partial years of service through December 31, 2016.

Narrative to Summary Compensation Table

Our Compensation Committee reviews and discusses our executive officers’ proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined by the Compensation Committee.

Employment Agreements

Paul B. Bolno, M.D. In December 2013, we entered into an employment agreement with Dr. Bolno pursuant to which he serves as our President and Chief Executive Officer. Dr. Bolno’s initial annual base salary was $450,000 and he initially had the opportunity to earn an annual performance bonus of up to 25% of his annual base salary, subject to the achievement of annual performance milestones defined by our Board of Directors in its sole discretion. In March 2016, Dr. Bolno’s annual base salary was increased effective as of January 1, 2016 to $490,000 and his annual target bonus percentage for his 2016 bonus was increased to 50%.

Effective January 1, 2017, Dr. Bolno’s annual base salary was increased to $515,300. In January 2017, in recognition of his 2016 performance supporting the achievement of our corporate goals discussed below, Dr. Bolno received a cash bonus of $245,000 that was equal to 100% of his target bonus. In addition, he received a discretionary bonus of $329,000 for the reasons described below under “—2016 Non-Equity Incentive Plan Compensation and 2016 Bonuses” below. He also received an option to purchase 72,500 of our ordinary shares and 36,300 restricted share units under our 2014 Equity Incentive Plan as long-term incentive plan awards.

Michael Panzara, M.D. In July 2016, we entered into an employment agreement with Dr. Panzara pursuant to which he serves as our Franchise Lead, Neurology. Dr. Panzara’s initial annual base salary was $405,500 and his annual target bonus percentage is up to 40% of his annual base salary, subject to the achievement of annual performance milestones defined by our Board of Directors in its sole discretion. Upon commencement of his employment, Dr. Panzara was granted an option to purchase 150,000 of our ordinary shares and 22,750 restricted share units, and he received a signing bonus of $55,000. Effective January 1, 2017, Dr. Panzara’s annual base salary was increased to $417,800. In January 2017, in recognition of his 2016 performance supporting the achievement of our corporate goals discussed below, Dr. Panzara received a cash bonus of $162,200 that was equal to 100% of his target bonus. In addition, he received an option to purchase 13,800 of our ordinary shares and 6,900 restricted share units under our 2014 Equity Incentive Plan as long-term incentive plan awards.

Keith C. Regnante In August 2016, we entered into an employment agreement with Mr. Regnante pursuant to which he serves as our Chief Financial Officer. Mr. Regnante’s initial annual base salary was $320,000 and his annual target bonus percentage is up to 40% of his annual base salary, subject to the achievement of annual performance milestones defined by our Board of Directors in its sole discretion. Upon commencement of his employment, Mr. Regnante was granted an option to purchase 120,000 of our ordinary shares. Effective January 1, 2017, Mr. Regnante’s annual base salary was increased to $327,400. In January 2017, in recognition of his 2016 performance supporting the achievement of our corporate goals discussed below, Mr. Regnante received a cash bonus of $48,300 that was equal to 100% of his target bonus, which was prorated for the 2016 fiscal year. In addition, he received an option to purchase 8,600 of our ordinary shares and 4,300 restricted share units under our 2014 Equity Incentive as long-term incentive plan awards.

Our named executive officers are also entitled to certain benefits in connection with a termination of employment or a change of control, which are discussed below under “—Potential Payments upon Termination or Change of Control.”

In addition, as a condition of their employment, each of our named executive officers has entered into a non-competition and non-solicitation agreement pursuant to which he or she has agreed not to compete with us for a period of 12 months following the termination of his or her employment. All agreements generally provide for at-will employment and that our named executive officers are eligible to participate in employee benefit plans of general applicability to other senior executives, which we maintain from time to time.

2016 Non-Equity Incentive Plan Compensation and 2016 Bonuses

Pursuant to the terms of the named executive officers’ employment agreements, each named executive officer is eligible to receive an annual target cash bonus as described above under “Employment Agreements,” subject to the achievement of annual performance goals as determined by our Board of Directors in its sole discretion. Performance goals considered by our Board of Directors to determine bonuses for 2016 included preparing clinical trial applications for our Huntington’s disease programs and receiving regulatory feedback; entering into a strategic collaboration with Pfizer to advance programs outside of our neurology franchise, to further the development of new modalities using our drug development platform and to provide additional revenue to the Company; and meeting our aggressive hiring objectives of building out core functional areas in neurology, regulatory, patient advocacy, manufacturing, quality, data science, human resources, finance and legal. In recognition of these achievements, each of our named executive officers received their annual bonuses at target. In addition, in special recognition of the greater than 100% appreciation in our share price over our IPO share price upon the one-year anniversary of our IPO, our CEO Dr. Bolno was awarded additional discretionary cash compensation.

2014 Equity Incentive Plan

Our Board of Directors and shareholders have authorized 5,064,544 ordinary shares for the granting of incentive options, non-qualified options, or NQSOs, share appreciation rights and restricted share unit awards. The maximum number of ordinary shares with respect to awards which may be granted to any participant under the 2014 Equity Incentive Plan is 450,000 shares. In the event of a share dividend, split, recapitalization or reorganization or other change in capital structure, our Board of Directors will make appropriate adjustments to these amounts. We are asking our shareholders to increase these amounts as set forth in Proposal 4.

Any shares subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, will again become available for issuance under the 2014 Equity Incentive Plan. However, shares subject to an award under the 2014 Equity Incentive Plan will not again be made available for issuance or delivery under the 2014 Equity Incentive Plan if such shares are (a) shares tendered in payment of an option; (b) shares delivered or withheld by us to satisfy any tax withholding obligation; or (c) shares covered by a share-settled share appreciation right or other awards that were not issued upon the settlement of the award.

If we are acquired, our Board of Directors (or Compensation Committee) will with respect to options and share appreciation rights: (i) make appropriate provision for the continuation of the option or share appreciation right by substituting on an equitable basis for the ordinary shares then subject to such option or share appreciation right either the consideration payable with respect to the outstanding ordinary shares in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the options or share appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or ordinary shares as determined by the Board of Directors, in an amount equal to the amount by which the then-fair market value of the ordinary shares subject to such vested option or share appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding options or share appreciation rights, terminate any or all unexercised options and share appreciation rights at such time as the Board of Directors deems appropriate. If we are acquired, our Board of Directors (or Compensation Committee) will with respect to outstanding restricted awards make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the ordinary shares then subject to such restricted awards either the consideration payable with respect to the outstanding ordinary shares in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, the Board of Directors may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of ordinary shares comprising such restricted award to the extent then vested.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows grants of options and grants of unvested restricted share unit awards outstanding on the last day of the fiscal year ended December 31, 2016 to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Share That Have Not Vested (#)		Market Value of Shares or Share Units That Have Not Vested ($)
Paul B. Bolno, M.D.	362,683	181,342	(1)	$2.48	3/10/2025
		236,400	(2)	$18.79	6/16/2026
Michael Panzara, M.D.		150,000	(3)	$21.69	7/11/2026
						22,750	(4)	$594,913
Keith C. Regnante		120,000	(5)	$20.89	8/16/2026

(1)	Vests in equal monthly installments over 36 months, commencing on December 12, 2014, subject to such officer’s continued service with us on each such vesting date. The option shall become fully vested upon a change of control.

(2)	25% vested on June 16, 2017 and the remainder of the option vests in equal monthly installments over 36 months, subject to such officer’s continued service with us on each such vesting date. The option shall become fully vested upon a change of control.

(3)	25% vests on July 11, 2017 and the remainder of the option vests in equal monthly installments over 36 months, subject to such officer’s continued service with us on each such vesting date. The option shall become fully vested upon a change of control.

(4)	100% vests on July 11, 2017, subject to such officer’s continued service with us on such vesting date. The restricted share award shall become fully vested upon a change of control.

(5)	25% vests on August 16, 2017 and the remainder of the option vests in equal monthly installments over 36 months, subject to such officer’s continued service with us on each such vesting date. The option shall become fully vested upon a change of control.

Potential Payments upon Termination or Change-In-Control

Pursuant to applicable equity agreements with each of Drs. Bolno and Panzara and Mr. Regnante, all unvested shares underlying outstanding options and restricted share units will become fully vested upon a change of control which is defined as follows: (A) a merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval.

In addition, if we terminate Dr. Bolno’s employment without cause, then he will be entitled to receive as of the date of termination continued payment of his base salary for 12 months. If we terminate Dr. Panzara’s or Mr. Regnante’s employment without cause or for good reason, then each will be entitled to receive as of the date of termination continued payment of his base salary for 12 months and continued payment of the Company’s share of the costs for coverage under the Company’s health insurance plan until the earlier to occur of 12 months following the termination date or the date that such person begins employment with another employer.

Furthermore, if we terminate Dr. Panzara’s or Mr. Regnante’s employment without cause or for good reason within one year following a change in control, then each will be entitled to receive as of the date of termination a lump sum severance payment equal to 12 months of his base salary, a separation bonus payment in an amount equal to such person’s target annual performance bonus for the year in which employment was terminated prorated for the portion of the year that he was employed, and continued payment of the Company’s share of the costs for coverage under the Company’s health insurance plan until the earlier to occur of 12 months following the termination date or the date that such person begins employment with another employer.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2016 to each of our non-employee directors. Directors who are also employees are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($) (1)		Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Gregory Verdine, Ph.D.	8,525		148,376	150,000	(3)	306,901
Christian Henry	7,104		338,942	—		346,046
Peter Kolchinsky, Ph.D.	6,962		148,376	—		155,338
Koji Miura	9,684	(4)	148,376	—		158,060
Ken Takanashi	6,820		148,376	—		155,196
Masaharu Tanaka	6,038		148,376	—		154,414
Takeshi Wada, Ph.D.	4,973		148,376	26,516	(5)	179,865

(1)	Amounts represent fees earned during 2016 under our Non-Employee Director Compensation Policy, which took effect on November 10, 2016, and thus the annual cash fees were prorated for the period November 10, 2016 through December 31, 2016.

(2)	Amount represents the aggregate grant date fair value for the option awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)	Amount paid pursuant to a consulting agreement between the Company and Dr. Verdine.

(4)	Includes $3,646 earned through November 9, 2016 as a fee for serving on our Board of Directors pursuant to a nominee director fee agreement between the Company and Miura & Associates Management Consultants Pte. Ltd. and reflects the converted to U.S. dollar value of an aggregate of S$5,250 at an average conversion rate for 2016 of 1.44 Singapore dollars per U.S. dollar.

(5)	Amount paid as a fee for the provision of scientific advisory services to WAVE Life Sciences Japan, Inc., or WAVE Japan, our wholly owned subsidiary, and reflects the converted to U.S. dollar value of ¥3,000,000 at an average conversion rate for 2016 of 113.14 yen per U.S. dollar.

For a more detailed description of these arrangements see “Certain Relationships and Related Person Transactions.”

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our Board of Directors. In 2016, our Board of Directors and our shareholders approved a compensation policy for our non-employee directors, or the Non-Employee Director Compensation Policy, which took effect on November 10, 2016 and remains in effect through the date on which our 2017 AGM is held. Proposal 3 would allow for the extension of the term of our Non-Employee Director Compensation Policy through the date on which our 2018 Annual General Meeting of Shareholders is held, the terms of which are described below. Our non-employee directors are entitled to receive the following compensation under the Non-Employee Director Compensation Policy:

•	Annual cash compensation of $35,000 to each non-employee director, other than the Chairman of the Board, and cash compensation of $60,000 to the non-employee Chairman of the Board.

•	Additional annual cash compensation of $15,000 to the Chairman of the Audit Committee and $7,500 to each member of the Audit Committee other than the Chairman, in each case provided that such person is an independent director.

•	Additional annual cash compensation of $10,000 to the Chairman of the Compensation Committee and $5,000 to each member of the Compensation Committee other than the Chairman, in each case provided that such person is an independent director.

•	Additional annual cash compensation of $8,000 to the Chairman of the Nominating and Corporate Governance Committee and $4,000 to each member of the Nominating and Corporate Governance Committee other than the Chairman, in each case provided that such person is an independent director.

•	One-time equity grant upon initial appointment or election to the Board of an option to purchase 18,000 ordinary shares, 25% of which shall vest on the first anniversary of the grant and the remaining 75% of which shall vest monthly thereafter for three years.

•	Annual equity grant of an option to purchase 9,000 ordinary shares, all of which shall vest on the first anniversary of the grant.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our 2014 Equity Incentive Plan, which was our only equity compensation plan in effect as of December 31, 2016.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	3,577,766	$10.58	1,197,426
Equity compensation plans not approved by security holders	—	—	—
Total	3,577,766	$10.58	1,197,426

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board, which is available on our website at www.wavelifesciences.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2016, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and KPMG LLP, our independent registered public accounting firm;

•	Discussed with KPMG LLP the matters required to be discussed in accordance with Auditing Standard No. 16 – Communications with Audit Committees; and

•	Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Members of the Audit Committee
Christian Henry, Chair
Koji Miura
Adrian Rawcliffe

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports that were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2016 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our ordinary shares, on an as-converted basis, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Officer and Director Compensation.” We refer to such transactions as “related party transactions” and such persons as “related parties.” With the approval of our Board of Directors, we have engaged in the related party transactions described below.

Related Party Transaction Policy

Our Board of Directors has adopted a written policy that requires our management to identify proposed related party transactions and present information about the proposed related party transaction to our Audit Committee, or if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review and if deemed appropriate, for approval by the committee. In approving or rejecting such proposed related party transaction, the committee is required to consider relevant facts and circumstances. The committee approves only those transactions that, in light of known circumstances, are deemed to be in our best interests. In the event that any member of the committee is not a disinterested person with respect to the related party transaction under review, that member is excluded from the review and approval or rejection of such related party transaction; provided, however, that such committee member may be counted in determining the presence of a quorum at the meeting of the committee at which such transaction is considered. If we become aware of an existing related party transaction which has not been approved under the policy, the matter will be referred to the committee. The committee evaluates all options available, including ratification, revision or termination of such transaction. In the event that management determines that it is impractical or undesirable to wait until a meeting of the committee to consummate a related party transaction, the chair of the committee may approve such transaction in accordance with the related person transaction approval policy. Any such approval must be reported to the committee at the next regularly scheduled meeting.

Indemnification Agreements with Officers and Directors

We have entered into deeds of indemnity with our directors and our executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Singapore law against liabilities that may arise by reason of their service to us, as a result of any proceeding against them as to which they could be indemnified. These indemnification rights shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our Constitution, agreement, vote of shareholders or disinterested directors or otherwise if he or she is subsequently found to have been negligent or otherwise have breached his or her trust or fiduciary duties or to be in default thereof, or where the Singapore courts have declined to grant relief.

Registration Rights

Registration Rights Under Our Investors’ Rights Agreement

As of June 22, 2017, the holders of approximately 10.2 million of our ordinary shares are entitled to rights with respect to the registration of these shares under the Securities Act pursuant to the terms of the Investors’

Rights Agreement dated as of August 14, 2015 between us and the holders of these shares. The rights include demand registration rights, Form S-3 registration rights and piggyback registration rights. We are generally required to bear all registration expenses incurred in connection with the demand, Form S-3 and piggyback registrations described below, other than underwriting commissions and discounts, and will pay the reasonable fees and expenses, not to exceed $25,000, of one special counsel to represent all participating shareholders in a registration. The holders of registration rights as of June 22, 2017 under the Investors’ Rights Agreement include the following related parties:

Name	Securities
Entities affiliated with Shin Nippon Biomedical Laboratories, Ltd.(1)	1,859,130
Entities affiliated with RA Capital Healthcare Fund, L.P.(2)	5,213,651
Kagoshima Shinsangyo Sousei Investment Limited Partnership	2,718,615
Gregory L. Verdine, Ph.D.	150,079
Paul B. Bolno, M.D.	190,856
Takeshi Wada, Ph.D.	100,635

(1)	Consists of (i) 1,697,467 ordinary shares held by SNBL and (ii) 161,663 ordinary shares held by SNBL USA, an affiliate of SNBL.

(2)	Consists of (i) 5,012,057 ordinary shares held by RA Capital and (ii) 201,594 shares held in a separately managed account for which RA Capital Management, LLC, the general partner of RA Capital, is investment advisor.

Demand Registration Rights

Under the terms of the Investors’ Rights Agreement, we will be required, upon the request of holders of at least 50% of the then-outstanding shares of Registrable Securities, as such term is defined in the Investors’ Rights Agreement, requesting registration of at least 50% of the then-outstanding shares of Registrable Securities having an anticipated aggregate offering price of at least $25.0 million, net of selling expenses, to effect the registration of such shares on Form S-1 for public resale. We are required to effect only one registration pursuant to this provision of the Investors’ Rights Agreement.

Form S-3 Registration Rights

At any time that we are entitled under the Securities Act to register our shares on Form S-3 and the holders of at least 30% of the then-outstanding Registrable Securities request that we register their shares for public resale on Form S-3 with an aggregate offering price of the shares to be registered of at least $5.0 million, net of selling expenses, we will be required to effect such registration. If, however, our Chief Executive Officer certifies that, in the good faith judgment of our Board of Directors, it would be materially detrimental to us and our shareholders for such registration to become or remain effective because such action would (i) materially interfere with a significant acquisition, corporate reorganization or similar transaction involving us, (ii) require premature disclosure of material information that we have a bona fide business purpose for preserving as confidential, or (iii) render us unable to comply with requirements under the Securities Act or Exchange Act, then we will have the right to defer the registration for up to 120 days. We are only obligated to effect up to one registration on Form S-3 within any 12-month period.

Piggyback Registration Rights

If we register any of our securities either for our own account or for the account of other shareholders, the holders of these shares are entitled to include their shares in the registration. Subject to certain exceptions, we and the underwriters may limit the number of shares included in the underwritten offering if the underwriters believe that including these shares would adversely affect the offering.

Indemnification

Our Investors’ Rights Agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of Registrable Securities in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions attributable to them.

Termination of Registration Rights

The registration rights granted under the Investors’ Rights Agreement will terminate on the third anniversary of the closing of our initial public offering (November 16, 2018) or, with respect to any holder of Registrable Securities, such earlier time as all such Registrable Securities held by such holder are available for resale without limitation during a three-month period without registration, pursuant to Rule 144 or another similar exemption under the Securities Act.

Registration Rights under our Share Purchase Agreement

Under the terms of the Pfizer Equity Agreement (defined below), the Pfizer Affiliate (defined below) agreed that the 1,875,000 ordinary shares that the Pfizer Affiliate purchased from us under the Pfizer Equity Agreement (the “Pfizer Shares”) are subject to a lock-up restriction, such that the Pfizer Affiliate will not, and will also cause its affiliates not to, without our prior approval, sell, transfer or otherwise dispose of the Pfizer Shares until certain specified periods of time after the effective date of the Pfizer Equity Agreement. For a certain period following the expiration of the lock-up period, subject to certain conditions and limitations, we agreed to provide certain demand registration rights to the Pfizer Affiliate in order to register all or a portion of the Pfizer Shares purchased by the Pfizer Affiliate. We also provided the Pfizer Affiliate with certain “piggyback” registration rights for a certain period following the expiration of the lock-up period, subject to certain conditions and limitations, such that when we propose to register our ordinary shares for our account, the Pfizer Affiliate will have the right to include some or all of the Pfizer Shares in such registration. The Pfizer Equity Agreement also contains other customary terms and conditions of the parties with respect to the registration of the Pfizer Shares.

Consulting Agreement with Gregory L. Verdine, Ph.D.

Gregory L. Verdine, Ph.D., our Chairman, entered into a consulting agreement with WAVE Life Sciences USA, Inc., or WAVE USA, our wholly owned subsidiary, dated as of April 1, 2012, pursuant to which Dr. Verdine serves as a scientific advisor. The consulting agreement does not have a specified term and may be terminated by either party upon 14 days’ prior written notice. WAVE USA pays Dr. Verdine $12,500 per month and, in 2016, Dr. Verdine was paid an aggregate of $150,000 under this agreement.

Scientific Advisory Arrangement with Takeshi Wada, Ph.D.

Takeshi Wada, Ph.D., elected to step down from our Board of Directors, effective January 31, 2017, and is continuing to work with us as a scientific advisor. During 2016, Dr. Wada continued to provide scientific advisory services to WAVE Life Sciences Japan, Inc., our wholly-owned subsidiary, for which he was compensated under a pre-existing arrangement that entitled him to ¥250,000 per month, which amounted to approximately $2,000 per month. In 2016, we paid Dr. Wada approximately $26,516 in the aggregate for these scientific advisory services.

Agreements with SNBL

Ken Takanashi, a member of our Board of Directors, is a director and executive officer of SNBL and its affiliates. Previously, we leased our corporate office space in Boston, Massachusetts under a non-cancellable operating sublease with SNBL, a related party. On September 22, 2015, we terminated our sublease with SNBL and exited the premises on October 2, 2015. In connection with the termination, we agreed to guarantee SNBL certain obligations of an unrelated third party who entered into a sublease agreement with SNBL effective October 2, 2015. The guarantee provides that in the event the sub-lessee does not meet its lease obligations to SNBL, we will make the required payments. The guarantee agreement is effective through August 2019, when the final lease payments are due, and coincides with the original expiration of the lease. We simultaneously entered into an indemnification agreement with the sub-lessee to indemnify us for any costs incurred under the guaranty made by us to SNBL. The maximum amount of the guarantee over the three-year and six-month sublease period is $0.6 million, exclusive of any indemnification from the sub-lessee.

In addition, pursuant to the terms of certain service agreements we have with SNBL, in 2016, we paid SNBL $0.4 million for contract research services provided to us and our affiliates.

Banking Relationship with KSS

Masaharu Tanaka, a member of our Board of Directors, served as the President of Kagoshima Development Co. Ltd., the general partner of KSS, from June 2014 to March 2017. We maintain depository accounts at Kagoshima Bank, Ltd., an affiliate of KSS, where we hold certain of our cash balances. During the year ended December 31, 2016 and the quarter ended March 31, 2017, we had end-of-quarter cash balances of up to approximately $128 thousand in these depository accounts.

Agreements with Pfizer and its Affiliate

On May 5, 2016, we entered into a Research, License and Option Agreement with Pfizer Inc., which we refer to herein as the “Pfizer Collaboration Agreement.” Simultaneously with the entry into the Pfizer Collaboration Agreement, on May 5, 2016, we entered into a Share Purchase Agreement, or the “Pfizer Equity Agreement,” with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer, or the “Pfizer Affiliate.” We refer to the Pfizer Collaboration Agreement and the Pfizer Equity Agreement herein collectively as the “Pfizer Agreements.”

Pursuant to the terms of the Pfizer Collaboration Agreement, we and Pfizer have agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs (each, a “Pfizer Program”), each directed at a genetically-defined hepatic target selected by Pfizer. Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during a four-year research term. The term of the Pfizer Collaboration Agreement runs from the effective date until the date of the last to expire payment obligations with respect to each Pfizer Program and with respect to each Company program, and expires on a program-by-program basis accordingly.

Under the terms of the Pfizer Agreements, Pfizer agreed to pay us $40.0 million upfront, $30.0 million of which was in the form of an equity investment in our ordinary shares. Subject to option exercises by Pfizer, assuming five potential products are successfully developed and commercialized, we may earn up to an additional $871.0 million in potential research, development and commercial milestone payments, plus royalties, tiered up to low double-digits, on sales of any products that may result from the collaboration pursuant to the Pfizer Collaboration Agreement.

Under the Pfizer Equity Agreement, we issued 1,875,000 ordinary shares, or the “Pfizer Shares,” to the Pfizer Affiliate at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. Under the terms of the Pfizer Equity Agreement, the Pfizer Affiliate agreed that the Pfizer Shares will be subject to a lock-up restriction, such that the Pfizer Affiliate will not, and will also cause its affiliates not to, without our prior approval, sell, transfer or otherwise dispose of the Pfizer Shares until certain specified periods of time after the effective date of the Pfizer Equity Agreement. We also agreed to provide the Pfizer Affiliate with registration rights, as described under “Registration Rights” above.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Constitution requires that each of our directors retire at each annual general meeting of our shareholders, and each retiring director is then eligible for re-election. The Board of Directors, acting on the recommendation of the Nominating and Corporate Governance Committee, has nominated each of Paul B. Bolno, M.D., Gregory L. Verdine, Ph.D., Christian Henry, Peter Kolchinsky, Ph.D., Koji Miura, Adrian Rawcliffe, and Ken Takanashi for election at the 2017 AGM. Voting on the election of each nominee will be done separately. If each such nominee is elected, he will serve on our Board of Directors until our 2018 Annual General Meeting of Shareholders and until his successor has been elected and qualified.

Pursuant to the Singapore Companies Act and our Constitution, our Board must have at least one director who is ordinarily resident in Singapore. Mr. Miura is our Singapore resident director. Due to the Singapore Companies Act requirement that we have at least one director who is ordinarily resident in Singapore in office at all times and the sole resident director cannot resign or step down unless there is at least one other resident director, in the event that Mr. Miura is not elected at the 2017 AGM, he will continue in office after the 2017 AGM as a member of our Board until his qualifying successor (i.e., a Singapore resident director) is appointed.

Each of the nominees is presently a director, and each has indicated a willingness to continue to serve as director, if elected. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Each nominee for director who receives the affirmative vote of a majority of the votes cast by the holders of ordinary shares voting either in person or by proxy at the 2017 AGM will be elected (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF PAUL B. BOLNO, M.D., GREGORY L. VERDINE, PH.D., CHRISTIAN HENRY, PETER KOLCHINSKY, PH.D., KOJI MIURA, ADRIAN RAWCLIFFE AND KEN TAKANASHI AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND

INDEPENDENT SINGAPORE AUDITOR AND

AUDITOR REMUNERATION

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm and independent Singapore auditor to audit our financial statements for the fiscal year ending December 31, 2017.

For the fiscal year ended December 31, 2016, KPMG LLP was our independent registered public accounting firm and the independent Singapore auditor of our Singapore Statutory Financial Statements. Pursuant to Section 205(2) and 205(4) of the Singapore Companies Act, any re-appointment after the initial appointment of our independent Singapore auditor, or its subsequent removal, requires the approval of our shareholders. The Board proposes that the shareholders approve the re-appointment of KPMG LLP as our independent registered public accounting firm and the independent Singapore auditor of our Singapore Statutory Financial Statements.

We expect that representatives of KPMG LLP will be present at the 2017 AGM, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Pursuant to Section 205(16) of the Singapore Companies Act, the remuneration of a company’s auditor shall be fixed by the shareholders in a general meeting or the shareholders may authorize directors to fix the remuneration. Our Board believes that it is appropriate for the Audit Committee, as part of its oversight responsibilities, to fix the auditor’s remuneration. Our Board therefore also proposes that the shareholders authorize the Audit Committee to fix KPMG LLP’s remuneration for services rendered as our independent registered public accounting firm and independent Singapore auditor through the date of our 2018 Annual General Meeting of Shareholders.

In deciding to re-appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2017.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by KPMG LLP, our independent registered public accounting firm and independent Singapore auditor, for the services described in the table.

	2016	2015
Audit fees(1)	$633,671	$1,983,053
Audit-related fees(2)	—	—
Tax fees(2)	—	—
All other fees(2)	—	—

(1)	We engaged KPMG LLP in 2015 in connection with our initial public offering. Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were no audit-related, tax or other fees in 2015 or 2016.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant and Independent Singapore Auditor

In connection with our initial public offering, we adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

Prior to engagement of an independent registered public accounting firm and independent Singapore auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm and independent Singapore auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm and independent Singapore auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the re-appointment of our independent registered public accounting firm and our independent Singapore auditor and to authorize the Audit Committee to fix the auditor’s remuneration (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT SINGAPORE AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2017 AND THE AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX KPMG LLP’S REMUNERATION FOR SUCH SERVICES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL AND AUTHORIZATION UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: NON-EMPLOYEE DIRECTORS’ COMPENSATION

Under the laws of Singapore, our shareholders must approve all cash and equity-based compensation paid by us to our directors for services rendered in their capacity as directors.

In 2016, our Board of Directors and our shareholders approved a compensation policy for our non-employee directors, or the Non-Employee Director Compensation Policy, which took effect on November 10, 2016 and remains in effect through the date of the 2017 AGM. Proposal 3 would allow for the extension of the term of our Non-Employee Director Compensation Policy through the date on which our 2018 Annual General Meeting of Shareholders is held.

Accordingly, we are seeking shareholder approval to provide payment of the following compensation pursuant to such policy to our non-employee directors for service on the Board and its committees during the period from the 2017 AGM through and including the date on which our 2018 Annual General Meeting of Shareholders is held:

•	Annual cash compensation of $35,000 to each non-employee director, other than the Chairman of the Board, and cash compensation of $60,000 to the non-employee Chairman of the Board.

•	Additional annual cash compensation of $15,000 to the Chairman of the Audit Committee and $7,500 to each member of the Audit Committee other than the Chairman, in each case provided that such person is an independent director.

•	Additional annual cash compensation of $10,000 to the Chairman of the Compensation Committee and $5,000 to each member of the Compensation Committee other than the Chairman, in each case provided that such person is an independent director.

•	Additional annual cash compensation of $8,000 to the Chairman of the Nominating and Corporate Governance Committee and $4,000 to each member of the Nominating and Corporate Governance Committee other than the Chairman, in each case provided that such person is an independent director.

•	One-time equity grant upon initial appointment or election to the Board of 18,000 share options, 25% of which shall vest on the first anniversary of the grant and the remaining 75% of which shall vest monthly thereafter for three years.

•	Annual equity grant of 9,000 share options, all of which shall vest on the first anniversary of the grant.

•	Additional pro rata cash compensation of the annual cash compensation amounts set forth above shall be made, as applicable, to (i) any director who ceases to be a director, Chairman of the Board or member or chairman of any committee of the Board and (ii) any new non-employee director who is appointed by the Board, any independent director who is appointed to the position of Chairman of the Board or chairman of any such committee of the Board or any independent director who is appointed to serve on any such committee of the Board, for their services rendered as a director and/or committee member.

Directors who are employed by us are ineligible to receive compensation from us for services rendered in their capacity as directors.

We believe the authorization requested in this Proposal 3 will benefit our shareholders by enabling us to attract and retain qualified individuals to serve as members of our Board and to continue to provide leadership to the Company.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the non-employee directors’ compensation (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NON-EMPLOYEE DIRECTORS’ COMPENSATION AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 4: APPROVAL OF AMENDMENTS TO 2014 EQUITY INCENTIVE PLAN

General

Our Board of Directors is requesting that our shareholders approve the adoption of amendments to our WAVE Life Sciences Ltd. 2014 Equity Incentive Plan (the “2014 Plan”), which amendments were recommended by the Compensation Committee of our Board of Directors and approved by our Board of Directors on July 5, 2017 effective upon approval by our shareholders at the AGM. If this proposal is approved:

•	the number of shares authorized for issuance of awards under the 2014 Plan will be increased from 5,064,544 to an aggregate of 6,064,544 ordinary shares plus an annual increase on the first day of July 2018, 2019 and 2020 equal to the lesser of (A) 3% of the ordinary shares outstanding on the day prior to the increase; and (B) such lesser number of ordinary shares as determined by the Board; provided that no more than 10,000,000 ordinary shares may be issued upon the exercise of incentive share options;

•	the maximum number of shares that shall be granted to any participant in any fiscal year shall be increased from 450,000 ordinary shares to 600,000 ordinary shares; and

•	our Compensation Committee will have the discretion to grant awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

In December 2014, the Company’s Board of Directors initially adopted the 2014 Plan, and reserved 1,763,714 ordinary shares for issuance thereunder, which was increased to 5,064,544 in 2015 upon approval by our Board of Directors and shareholders. As of June 22, 2017, a total of 692,363 ordinary shares remained available for issuance under the 2014 Plan and options to purchase 3,851,346 ordinary shares and restricted share units for the issuance of 191,657 ordinary shares are outstanding. As of June 22, 2017, the equity overhang, represented by (a) the sum of all outstanding share options and other awards, plus the number of shares available for issuance pursuant to future awards under the 2014 Plan, as a percentage of (b) the sum of (i) the number of ordinary shares outstanding as of June 22, 2017, plus (ii) the number of shares described in clause (a) above, was 15%. If the 2014 Plan, as amended, is approved by our shareholders, the equity overhang from the 1,000,000 ordinary share increase would be 17%.

The 2014 Plan authorizes the Board of Directors or a committee of the board to grant incentive share options, non-qualified share options, share appreciation rights and restricted share and share unit awards to eligible employees, non-employee directors and consultants of the Company. By its terms, the 2014 Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires shareholder approval is subject to receiving such shareholder approval. Approval by our shareholders is required by the listing rules of the NASDAQ Stock Market. In addition, shareholder approval is required in order to ensure (i) favorable federal income tax treatment for grants of incentive share options under Section 422 of the Code, and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our 2014 Plan by complying with Section 162(m) of the Code.

The 2014 Plan, as amended, includes the following provisions:

•	No Liberal Share Recycling — ordinary shares that are withheld to satisfy any tax withholding obligation related to any share award, for payment of the exercise price or purchase price of any share award, and ordinary shares repurchased by the Company on the open market with the proceeds of the exercise price of an option or share appreciation right will not again become available for issuance under the 2014 Plan, as amended;

•	No Discounted Share Options or Share Appreciation Rights — share options and share appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying ordinary shares on the grant date except to replace equity awards due to a corporate transaction;

•	No Repricing without Shareholder Approval — we may not, without shareholder approval reprice the purchase price or the exercise price of any outstanding award;

•	Authorizes Performance Awards in compliance with Section 162(m) of the Code — allows us to maximize corporate deductibility of executive compensation to the extent that it may be desirable to do so as discussed in more detail below;

•	No Transferability — awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee;

•	Clawback Policy — awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Company may impose other clawback, recovery or recoupment provisions allowing the Company to recover from a participant any compensation received from any award (whether or not vested or settled) or cause a participant to forfeit any award (whether or not vested); and

•	No Dividends — we may not pay dividends or dividend equivalents before the vesting of the underlying award.

Reasons for Amendment of the 2014 Plan

The Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2014 Plan (as of June 22, 2017) is not sufficient for future granting needs. We have grown rapidly since our initial public offering in 2015, from 36 full-time employees to 131 full-time employees at June 22, 2017. As of June 22, 2017, there were approximately 140 individuals eligible to participate in the 2014 Plan. Our Board, the Compensation Committee and management believe that the effective use of share-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2014 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and shareholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of ordinary shares available for issuance under our 2014 Plan is essential to permit us to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

In addition, we are asking you to approve an increase in the maximum number of shares that shall be granted to any participant in any fiscal year from 450,000 ordinary shares to 600,000 ordinary shares and performance goals for the granting of performance awards so that certain of the awards granted under the 2014 Plan may qualify as “performance-based compensation” under Section 162(m) of the Code. The 2014 Plan, as amended, specifies the objective performance measures which the Compensation Committee may choose from as the basis for granting, and/or vesting of “performance-based” equity compensation. The 2014 Plan, as amended, is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for awards made under the 2014 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its “covered employees” unless the compensation is exempt because it qualifies as performance-based compensation. Covered employees includes our named executive officers whose compensation is reported to shareholders under the Exchange Act for the taxable year. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. For share options and share appreciation rights the business criteria do not apply and the deduction will be available if the shareholders approve the maximum number of shares that may be granted to any one individual over a specified time period. The 2014 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under “Eligibility” and Shares Available for Issuance” and the performance goals are described below under “Performance Goals.”

The following is a brief summary of the 2014 Plan, as amended. This summary is qualified in its entirety by reference to the text of the 2014 Plan, as amended, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Features of our 2014 Plan, as Amended.

Eligibility. The 2014 Plan allows us, under the direction of our Compensation Committee, to make grants of incentive share options, non-qualified share options, share appreciation rights and restricted share and share unit awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2014 Plan.

Shares Available for Issuance. The 2014 Plan provides for the issuance of up to 6,064,544 ordinary shares plus an annual increase on the first day of July 2018, 2019 and 2020 equal to the lesser of (A) 3% of the ordinary shares outstanding on the day prior to the increase; and (B) such lesser number of ordinary shares as determined by the Board; provided that no more than 10,000,000 ordinary shares may be issued upon the exercise of incentive share options. Generally, ordinary shares are reserved for awards under the 2014 Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, ordinary shares tendered in payment for an award, ordinary shares withheld for taxes, ordinary shares covered by a share-settled share appreciation right or other award that was not issued upon the settlement of the award, and ordinary shares repurchased by the Company on the open market with the proceeds of the exercise price of an option or share appreciation right are not available again for future awards.

The 2014 Plan provides that no participant may receive awards for more than 600,000 ordinary shares in any fiscal year.

Performance Goals. In order for the Company to have the ability to grant awards under the 2014 Plan that qualify as “performance-based compensation” under Section 162(m) of the Code, the 2014 Plan provides that the Compensation Committee may require that the vesting of certain awards (other than share options) be conditioned on the satisfaction of performance goals related to our objectives or objectives of one of our affiliates or business units in which the relevant participant is employed, in one or more of the following categories: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) share price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions.

The foregoing performance goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The performance goals may include a threshold level of performance below which no performance award will be issued or no vesting will occur, levels of performance at which performance awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. If we determine to grant performance awards under the 2014 Plan subject to the attainment of these performance goals, the Compensation Committee intends that the compensation paid under the 2014 Plan will not be subject to the deductibility limitation imposed by Section 162(m) of the Code.

Share Options. Share options granted under the 2014 Plan may either be incentive share options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified share options, which are not intended to meet those requirements. Incentive share options may be granted to employees of the Company and its affiliates. Non-qualified share options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a share option may not be less than 100% of the fair market value of our ordinary shares on the date of grant and the term of the option may not be longer than ten years. If an incentive share option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital share, the exercise price may not be less than 110% of the fair market value of our ordinary shares on the date of grant and the term of the option may not be longer than five years.

Award agreements for share options include rules for exercise of the share options after termination of service. Share options may not be exercised unless they are vested, and no share option may be exercised after the end of the term set forth in the award agreement. Generally, share options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Shares. Restricted shares are ordinary shares that are subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the recipient must satisfy certain vesting conditions. If the recipient does not satisfy the vesting conditions by the end of the restricted period, the restricted shares are forfeited.

During the restricted period, the holder of restricted shares has the rights and privileges of a regular shareholder, except that the holder of such restricted shares is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted shares may vote and accrue dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted and dividends will be forfeited if the restricted shares are forfeited.

Restricted Share Units. A restricted share unit is an award entitling the recipient to receive ordinary shares of our common stock to be delivered at the time such award vests pursuant to the terms and conditions established in the award agreement. The award agreement may provide the recipient with the right to receive dividends or other distributions declared and paid on an equal number of outstanding ordinary shares, which we refer to as dividend equivalents. Dividend equivalents must be subject to the same restrictions on transfer and forfeitability as the restricted share units with respect to which they are paid. A recipient will have no voting rights with respect to any restricted share units unless and until ordinary shares are issued.

Share Appreciation Rights. A share appreciation right is an award entitling the recipient, upon exercise, to receive an amount payable in cash or ordinary shares equal to the number of ordinary shares subject to the share appreciation right that is being exercised multiplied by the excess of (a) the fair market value of an ordinary share on the date the award is exercised, over (b) the exercise price. The exercise price may not be less than 100% of the fair market value on the date the share appreciation right is granted and may not be granted with a term in excess of ten years.

Plan Administration. In accordance with the terms of the 2014 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2014 Plan. The Compensation Committee may delegate part of its authority and powers under the 2014 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. In accordance with the provisions of the 2014 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of ordinary shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2014 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2014 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant and in the case of any performance award intended to comply with Section 162(m) of the Code, the Compensation Committee may adjust downwards, but not upwards, the number of ordinary shares payable pursuant to a performance award, and the Compensation Committee may not waive the achievement of the applicable performance goals except in the case of death or disability of the recipient; and provided, further, that, without the prior approval of our shareholders, awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Share Dividends and Share Splits. If our ordinary shares shall be subdivided or combined into a greater or smaller number of ordinary shares or if we issue any ordinary shares as a share dividend, the number of ordinary shares deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share and performance goals applicable to performance awards, if any, to reflect such subdivision, combination or share dividend.

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Corporate Transactions. If we are acquired, our Board of Directors or Compensation Committee will with respect to share options and share appreciation rights: (i) make appropriate provision for the continuation of the share option or share appreciation right by substituting on an equitable basis for the ordinary shares then subject to such share option or share appreciation right either the consideration payable with respect to the outstanding ordinary shares in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the share options or share appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or ordinary shares as determined by the Board of Directors, in an amount equal to the amount by which the then fair market value of the ordinary shares subject to such vested share option or share appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding share options or share appreciation rights, terminate any or all unexercised share options and share appreciation rights at such time as the Board deems appropriate. With respect to outstanding restricted awards our Board or

Compensation Committee shall make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the ordinary shares then subject to such restricted awards either the consideration payable with respect to the outstanding ordinary shares in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, the Board of Directors may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of ordinary shares comprising such restricted award to then extent then vested.

Amendment and Termination. The 2014 Plan may be amended by our shareholders. It may also be amended by our Board or Compensation Committee, provided that any amendment approved by our Compensation Committee which is of a scope that requires shareholder approval as required by (i) the rules of the NASDAQ Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive share options under Code Section 422, (iii) in order to continue to comply with Section 162(m) of the Code, to the extent such compliance is deemed desirable, or (iv) for any other reason, is subject to obtaining such shareholder approval. In addition, other than in connection with share dividends, share splits, recapitalizations or reorganizations, the Compensation Committee may not without shareholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price. In addition, we may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the ordinary shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2014 Plan. The 2014 Plan will expire by its terms on December 10, 2024.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of share options and other awards under the 2014 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2014 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of ordinary shares acquired the 2014 Plan.

Incentive Share Options:

Incentive share options are intended to qualify for treatment under Section 422 of the Code. An incentive share option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the ordinary shares acquired pursuant to the incentive share option within two years after the date of grant of the incentive share option nor within one year after the date of issuance of ordinary shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the ordinary shares on the date of exercise and the incentive share option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the ordinary shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the incentive share option exercise price paid for the ordinary shares. If the ordinary shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the ordinary shares on the date of exercise of the incentive share option over the incentive share option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the ordinary shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the ordinary shares.

Non-Qualified Share Options:	Options otherwise qualifying as incentive share options, to the extent the aggregate fair market value of ordinary shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and share options designated as non-qualified share options will be treated as options that are not incentive share options.

A non-qualified share option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified share option in an amount equal to the excess of the then value of the ordinary shares over the option exercise price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in ordinary shares so acquired will be the amount paid on exercise of the non-qualified share option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the ordinary shares so acquired will be capital gain or loss.

Share Grants:	With respect to share grants under our 2014 Plan that result in the issuance of ordinary shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of ordinary shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to share grants involving the issuance of ordinary shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the ordinary shares received at the first time the ordinary shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of ordinary shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such ordinary shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the ordinary shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the ordinary shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Restricted Share Units:	The grantee recognizes no income until the issuance of the ordinary shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the ordinary shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Share Appreciation Rights:	Generally, if a share appreciation right is granted with an exercise price equal to the fair market value of the underlying ordinary shares on the grant date, the grantee will recognize ordinary income equal to the fair market value of the ordinary shares received upon such exercise. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

As a result of Section 162(m) of the Code, our deduction for certain awards under the 2014 Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code.) Certain grants under our 2014 Plan, may qualify as performance-based compensation.

New Plan Benefits

The following table sets forth, as of June 22, 2017, the awards that have been made under the 2014 Plan to the individuals indicated below.

Name and Position	Number of Options	Number of Restricted Share Units
Paul B. Bolno, M.D, President and Chief Executive Officer	852,925	36,300
Michael Panzara, M.D, Franchise Lead, Neurology	163,800	29,650
Keith C. Regnante, Chief Financial Officer	128,600	4,300
Current Executive Officers as a group	1,638,465	89,850
Non-Executive Directors	637,502	0
Non-Executive Officer Employees	1,575,379	101,807

Other than as discussed above in our director compensation policy in the section entitled “Executive Officer and Director Compensation,” the amounts of future grants under the 2014 Plan are not determinable as awards under the 2014 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2014 Plan or the amount or types of any such awards.

On June 22, 2017, the closing market price per share of our ordinary shares was $20.75, as reported by the NASDAQ Stock Market.

Accordingly, our Board seeks shareholder approval of Ordinary Resolution 4 as set out in the Notice.

The affirmative vote of a majority of the votes cast by holders of ordinary shares voting in person or by proxy at the 2017 AGM is required to approve the amendments to our 2014 Equity Incentive Plan (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2014 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 5: ORDINARY SHARE ALLOTMENTS AND ISSUANCES

We are incorporated in the Republic of Singapore. Under the laws of Singapore, our directors may issue ordinary shares and make offers or agreements or grant options that might or would require the issuance of ordinary shares only with the prior approval of our shareholders. We are submitting this proposal to authorize our Board (or a committee thereof) to allot and issue our ordinary shares from time to time, as set forth below, because we are required to do so under the laws of Singapore before we can issue any ordinary shares in connection with our equity compensation plans, possible future strategic transactions, or public and private offerings.

If this proposal is approved, the authorization would be effective from the date of the 2017 AGM and continue until the earlier of (i) the conclusion of our 2018 Annual General Meeting of Shareholders or (ii) the expiration of the period within which our 2018 Annual General Meeting of Shareholders is required by the laws of Singapore to be held. Our 2018 Annual General Meeting of Shareholders is required to be held no later than 15 months after the date of the 2017 AGM or within six months from the financial year end, whichever is earlier. The laws of Singapore allow for an application to be made to the Singapore Accounting and Corporate Regulatory Authority to extend the deadline for holding an annual general meeting for an additional maximum of two months, which may be granted in the discretion of that authority.

Our Board believes that it is advisable and in the best interests of our shareholders for our shareholders to authorize the directors to issue ordinary shares and to make, enter into or grant offers, agreements or options that might or would require the issuance of ordinary shares. In the future, the directors may need to issue ordinary shares or make agreements that would require the allotment and issuance of new ordinary shares. For example, we may issue ordinary shares:

•	in connection with strategic transactions and acquisitions;

•	pursuant to public and private offerings of our ordinary shares, as well as instruments (including debt instruments) convertible into our ordinary shares; or

•	in connection with our equity compensation plans and arrangements.

Notwithstanding this general authorization to allot and issue our ordinary shares, we will be required to seek shareholder approval with respect to future issuances of ordinary shares, where required under the NASDAQ Stock Market rules, such as if we were to propose an issuance of ordinary shares that would result in a change in control of the Company or in connection with certain transactions involving the issuance of ordinary shares representing 20% or more of our outstanding ordinary shares.

We expect that we will continue to issue ordinary shares and grant share options and other equity-based awards in the future under circumstances similar to those in the past. As of the date of this proxy statement, other than issuances of ordinary shares or agreements that would require the issuance of new ordinary shares in connection with our equity compensation plans and arrangements, including any equity compensation plans and awards we have assumed or may assume as a result of any acquisitions we may make, we have no specific plans, agreements or commitments to issue any ordinary shares for which approval of this proposal is required. Nevertheless, our Board believes that it is advisable and in the best interests of our shareholders for our shareholders to provide this general authorization in order to avoid the delay and expense of obtaining shareholder approval at a later date, and to provide us with greater flexibility to pursue strategic transactions and acquisitions and raise additional capital through public and private offerings of our ordinary shares, as well as instruments convertible into our ordinary shares.

If this proposal is approved, our directors would be authorized to allot and issue ordinary shares, during the period described above, subject to our Constitution, applicable Singapore laws and the NASDAQ Stock Market rules. The issuance of a large number of ordinary shares (or instruments convertible into ordinary shares) could be dilutive to existing shareholders or reduce the trading price of our ordinary shares on the NASDAQ Global Market. If this proposal is not approved, we would not be permitted to issue ordinary shares (other than shares issuable on exercise or settlement of outstanding options and other instruments convertible into or exercisable for ordinary shares or the like, which were previously granted). If we are unable to rely upon equity as a component of compensation, we would have to review our compensation practices, and would likely have to substantially increase cash compensation to retain key personnel.

Accordingly, our Board seeks shareholder approval of Ordinary Resolution 5 as set out in the Notice.

The affirmative vote of a majority of the ordinary shares held by the shareholders present in person or represented by proxy at the 2017 AGM and entitled to vote on the proposal is required to authorize the Board of Directors to allot and issue ordinary shares of the Company (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF ORDINARY SHARE ALLOTMENTS AND ISSUANCES AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees. The text of the code of conduct and ethics is posted on our website at www.wavelifesciences.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K filed with the SEC within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the 2017 AGM. If any other business is properly brought before the 2017 AGM, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2018 Annual General Meeting of Shareholders, we must receive shareholder proposals (other than for director nominations) no later than March 7, 2018. To be considered for presentation at our 2018 Annual General Meeting of Shareholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than May 21, 2018. Shareholder proposals are also subject to the requirements of the Singapore Companies Act as described in the paragraph below. Proposals that are not received in a timely manner will not be voted on at our 2018 Annual General Meeting of Shareholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of General Counsel, WAVE Life Sciences Ltd., 733 Concord Avenue, Cambridge, MA 02138.

In addition, under Section 183 of the Singapore Companies Act, only registered shareholders representing not less than 5% of the total voting rights or registered shareholders representing not fewer than 100 registered shareholders having an average paid up sum of at least S$500 (Singapore dollars) each may, at their expense, request that we include and give notice of their proposal for our 2018 Annual General Meeting of Shareholders. Subject to satisfaction of the requirements of Section 183 of the Singapore Companies Act, any such requisition must be signed by all the shareholders making the request and be deposited at our registered office in Singapore, 8 Cross Street #10-00, PWC Building, Singapore 048424 at least six weeks prior to the date of our 2018 Annual General Meeting of Shareholders in the case of a request requiring notice of a resolution, or at least one week prior to the date of our 2018 Annual General Meeting of Shareholders in the case of any other request.

Cambridge, Massachusetts

July 6, 2017

Appendix A

Proposed Effective Date: August 10, 2017

WAVE LIFE SCIENCES LTD.

2014 EQUITY INCENTIVE PLAN, AS AMENDED

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the WAVE Life Sciences Ltd. 2014 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide eligible Employees, Consultants, and Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of WAVE Life Sciences Ltd., a corporation formed in Singapore (the “Company”), and any Affiliate; and (ii) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Share Options; (b) Non-qualified Share Options; (c) Share Appreciation Rights; (d) Restricted Awards and (e) Performance Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under (i) applicable laws of the Republic of Singapore, including but not limited to, the Singaporean Equity Remuneration Incentive Scheme and the Income Tax Act of Singapore; (ii) applicable laws of the United States, including but not limited to, United States federal and state securities laws and the Code; (iii) applicable laws of Japan, including but not limited to, the Financial Instruments and Exchange Act of Japan; (iv) any stock exchange or quotation system on which the Ordinary Shares are listed or quoted; and (v) the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Share Option, a Non-qualified Share Option, a Share Appreciation Right, a Restricted Award or a Performance Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving fraud, embezzlement or any other act of moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material breach of any employment, consulting, advisory, nondisclosure, non-solicitation, non-competition or similar agreement with the Company or its Affiliates; or (v) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) gross misconduct or neglect; (b) false or fraudulent misrepresentation inducing the Director’s appointment; or (c) willful conversion of corporate funds.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

“Company” means WAVE Life Sciences Ltd., a corporation formed in Singapore, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.

“Corporate Transaction” has the meaning set forth in Section 12.1.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Share Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Share Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.8.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board (December 10, 2014).

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“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Share Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of an Ordinary Share as determined below. If an Ordinary Share is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of an Ordinary Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for an Ordinary Share, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Share Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Share Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Share Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Share Option or a Non-qualified Share Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which an Ordinary Share may be purchased upon the exercise of an Option.

“Ordinary Shares” means ordinary shares in the capital of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Award” means a Restricted Award which vests based on the attainment of written Performance Goals as set forth in Section 7.2(g).

“Performance Goals” mean performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization

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of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) share price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance Award will be issued or no vesting will occur, levels of performance at which Performance Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

“Permitted Transferee” means the following if prior approval is obtained from the Committee in its sole and absolute discretion: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets; and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion and in compliance with Applicable Laws.

“Plan” means WAVE Life Sciences Ltd. 2014 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

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“Share Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or Ordinary Shares equal to the number of Ordinary Shares subject to the Share Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of an Ordinary Share on the date the Award is exercised, over (b) the exercise price specified in the Share Appreciation Right Award Agreement.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Notwithstanding the foregoing, the Board may not take any action that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(f) to determine the number of Ordinary Shares to be made subject to each Award provided that no Award shall be granted to any Participant with respect to more than 600,000 Ordinary Shares in any fiscal year;

(g) to determine whether each Option is to be an Incentive Share Option or a Non-qualified Share Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that any such amendment shall be subject to the Participant’s consent if required pursuant to Section 13.5

(j) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(k) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(l) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan; and

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(m) to adopt sub-plans that, when taken together with the Plan, shall constitute the Plan for those certain tax residents identified in the applicable sub-plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification affects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to Applicable Laws and such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of (i) 6,064,544 Ordinary Shares shall be available for the grant of Awards under the Plan, and (ii) an annual increase on the first day of July 2018, 2019 and 2020 equal to the lesser of (A) 3% of the Ordinary Shares outstanding on the day prior to the increase; and (B) such lesser number of Ordinary Shares as determined by the Board; provided that no more than 10,000,000 Ordinary Shares may be issued upon the exercise of Incentive Share Options. During the terms of the Awards, the Company shall keep available at all times the number of Ordinary Shares required to satisfy such Awards. Notwithstanding the foregoing, to the extent permitted by Applicable Laws, Awards that provide for the delivery of Ordinary Shares subsequent to the applicable grant date may be granted in excess of the share limits set forth in this paragraph if such Awards provide for the forfeiture of such Awards to the extent that insufficient Ordinary Shares remain at the time that the Ordinary Shares would otherwise be issued in respect of such Award.

4.2 Ordinary Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Any Ordinary Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding

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anything to the contrary contained herein, Ordinary Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Ordinary Shares are (a) Ordinary Shares tendered in payment of an Option; (b) Ordinary Shares delivered or withheld by the Company to satisfy any tax withholding obligation; (c) Ordinary Shares covered by a share-settled Share Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (d) Ordinary Shares repurchased by the Company on the open market with the proceeds of the exercise price of an Option or Share Appreciation Right.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Share Options may be granted only to Employees who are tax residents of the United States and shall not include Employees who are solely Officers and Directors. Awards other than Incentive Share Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Share Option unless the Option Exercise Price is at least 110% of the Fair Market Value of an Ordinary Share at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

5.3 Section 162(m) Limitations. In no event shall Awards with respect to more than 600,000 Ordinary Shares be granted to any Participant in any fiscal year.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Share Options or Non-qualified Share Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Share Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Share Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Share Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Share Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of An Incentive Share Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Share Option shall be not less than 100% of the Fair Market Value of an Ordinary Share subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Share Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Share Option. The Option Exercise Price of each Non-qualified Share Option shall be not less than 100% of the Fair Market Value of an Ordinary Share subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Share Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of an Ordinary Share acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the

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Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by reduction in the number of Ordinary Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (ii) in accordance with a cashless exercise program established with a securities brokerage firm, or (iii) in any other form of legal consideration that may be acceptable to the Committee.

6.5 Transferability of An Incentive Share Option. An Incentive Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Share Option. A Non-qualified Share Option may, in the sole discretion of the Committee, be transferable for no consideration to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Share Option does not provide for transferability, then the Non-qualified Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act or any other Applicable Laws, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1; or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Share Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of an Ordinary Share with respect to which Incentive Share Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds U.S. $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted in accordance with Section 422(d) of the Code) shall be treated as Non-qualified Share Options.

7. Provisions of Awards Other Than Options.

7.1 Share Appreciation Rights.

(a) General. Each Share Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Share Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Share Appreciation Rights may be granted alone or in tandem with an Option granted under the Plan.

(b) Grant Requirements. Any Share Appreciation Right that relates to a Non-qualified Share Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Share Appreciation Right that relates to an Incentive Share Option must be granted at the same time the Incentive Share Option is granted.

(c) Term of Share Appreciation Rights. The term of a Share Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Share Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Share Appreciation Rights. Each Share Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Share Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Share Appreciation Rights may vary. No Share Appreciation Right may be exercised for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Share Appreciation Right upon the occurrence of a specified event.

(e) Exercise. Upon exercise of a Share Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of Ordinary Shares subject to the Share Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of an Ordinary Share on the date the Award is exercised, over (ii) the exercise price specified in the Share Appreciation Right or related Option.

(f) Exercise Price. The exercise price of a Share Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one Ordinary Share on the Grant Date of such Share Appreciation Right. A Share Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as

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the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Share Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Ordinary Share subject to the Share Appreciation Right and related Option exceeds the exercise price per share thereof and no Share Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual Ordinary Shares (“Restricted Share”) or hypothetical Ordinary Share units (“Restricted Share Units”) having a value equal to the Fair Market Value of an identical number of Ordinary Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Share and Restricted Share Units.

(i)	Each Participant granted Restricted Share shall execute and deliver to the Company an Award Agreement with respect to the Restricted Share setting forth the restrictions and other terms and conditions applicable to such Restricted Share. If the Committee determines that the Restricted Share shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank share power with respect to the Restricted Share covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Share and, if applicable, an escrow agreement and Share power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Share, including the right to vote such Restricted Share and the right to receive dividends; provided however that dividends (other than share dividends to be issued pursuant to Section 11) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions on the Ordinary Shares subject to the Restricted Share to which it relates lapses.

(ii)	The terms and conditions of a grant of Restricted Share Units shall be reflected in an Award Agreement. No Ordinary Shares shall be issued at the time a Restricted Share Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder. At the discretion of the Committee, each Restricted Share Unit (representing one Ordinary Share) may be credited with cash paid by the Company in respect of one Ordinary Share (“Dividend Equivalents”). Dividend Equivalents shall be paid only upon the vesting of a Restricted Share Unit and in accordance with Section 409A of the Code if paid to a tax resident of the United States.

(c) Restrictions.

(i)

Restricted Share awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the share certificate; (B) the shares shall be

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subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the share certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Share Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Share Units are forfeited, all rights of the Participant to such Restricted Share Units, including Dividend Equivalents, shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Committee shall have the authority to remove any or all of the restrictions on the Restricted Share, Restricted Share Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Share or Restricted Share Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of an Ordinary Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Shares; Settlement of Restricted Share Units. Upon the expiration of the Restricted Period with respect to any Restricted Shares, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the Restricted Shares which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or share dividends credited to the Participant’s account with respect to such Restricted Shares and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Share Units unless payment is further deferred in compliance with Applicable Laws including, but not limited to Section 409A of the Code, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Ordinary Share for each outstanding vested Restricted Share Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Share Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Ordinary Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Ordinary Shares in lieu of delivering only Ordinary Shares for vested Restricted Share Units. If a cash payment is made in lieu of delivering Ordinary Shares, the amount of such payment shall be equal to the Fair Market Value of an Ordinary Share as of the date on which the Restricted Period lapsed in the case of Restricted Share Units.

(f) Share Restrictions. Each certificate representing Restricted Share awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(g) Performance Awards. Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Restricted Awards may be granted at the sole discretion of the Committee, by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code. A Participant’s Performance Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to

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which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be issued for such performance period until such certification is made by the Committee. The number Ordinary Shares issued in respect of a Performance Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of Ordinary Shares issued in respect of a Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period and any dividends (other than share dividends to be issued pursuant to Section 11) or dividend equivalents that accrue shall only be paid in respect of the number of Ordinary Shares earned in respect of a Performance Award.

8. Securities Law Compliance. Each Award Agreement shall provide that no Ordinary Shares shall be purchased or sold thereunder unless and until (a) any then Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Ordinary Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register the Ordinary Shares, the Plan or any Award under the Securities Act with the U.S Securities and Exchange Commission or with any state securities commission or stock exchange or under any other Applicable Laws. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Shares. Proceeds from the sale of Ordinary Shares pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Ordinary Shares are issued, except as provided in Section 11 hereof. Any dividends or dividend equivalents shall in all events be subject to the same vesting and forfeiture restrictions as apply to the Award to which they relate.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the Articles of Association of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Applicable Laws, including but not limited to Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any foreign, federal, state or local tax withholding obligation relating to the exercise or acquisition of Ordinary Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Ordinary Shares from the Ordinary Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Ordinary Shares under the Award, provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by Applicable Laws; or (c) delivering to the Company previously owned and unencumbered Ordinary Shares of the Company.

11. Adjustments Upon Changes in Shares. In the event of changes in the outstanding Ordinary Shares or in the capital structure of the Company by reason of any share or extraordinary cash dividend, share split, reverse share split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Share Appreciation Rights, the maximum number of Ordinary Shares subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of an Ordinary Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Share Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Share Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Share Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Share Options within the meaning of Section 409A of the Code and shall be made in accordance with Section 162(m) of the Code for Performance Awards. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Corporate Transaction.

12.1 The obligations of the Company under the Plan and the Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole (a “Corporate Transaction”).

12.2 In the event of a Corporate Transaction, the Board may take one or more of the following actions with respect to Options and Share Appreciation Rights: (i) make appropriate provision for the continuation of the Option or Share Appreciation Right by substituting on an equitable basis for the Ordinary Shares then subject to such Option or Share Appreciation Right either the consideration payable with respect to the outstanding Ordinary Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity; (ii) require that Participants surrender their outstanding Options or Share Appreciation Rights in exchange for a payment by the Company, in cash or Ordinary Shares as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the Ordinary Shares subject to such vested Option or Share Appreciation Right exceeds the Exercise Price; or (iii) after giving Participants an opportunity to exercise to the

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extent vested their outstanding Options or Share Appreciation Rights, terminate any or all unexercised Options and Share Appreciation Rights at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Corporate Transaction or such other date as the Board may specify.

12.3 In the event of a Corporate Transaction with respect to outstanding Restricted Awards, the Board, shall make appropriate provision for the continuation of such Restricted Awards on the same terms and conditions by substituting on an equitable basis for the Ordinary Shares then subject to such Restricted Awards either the consideration payable with respect to the outstanding Ordinary Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Board may provide that, upon consummation of the Corporate Transaction, each outstanding Restricted Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of Ordinary Shares comprising such Restricted Award to then extent then vested.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Ordinary Shares and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. Other than as set forth in Section 12 of the Plan, the Board may not without shareholder approval reduce the exercise price of a share option or share appreciation right or cancel any outstanding Share Option or Share Appreciation Right Award in exchange for a replacement Award having a lower exercise price, any other Award or for cash. In addition, the Board shall not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Ordinary Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Share Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not adversely affect the Participant’s material rights by any amendment of the Plan unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would adversely affect the Participant’s material rights under any Award unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing. In the case of any Performance Award, the Committee may adjust downwards, but not upwards, the number of Ordinary Shares payable pursuant to a Performance Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

14

14. General Provisions.

14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.3 Recapitalizations and Reorganizations. Each Award Agreement shall contain provisions required to reflect the provisions of Sections 11 and 12.

14.4 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Ordinary Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.5 No Fractional Shares. No fractional Ordinary Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Ordinary Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.6 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.7 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the 6 month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the 6 month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.8 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Ordinary Shares acquired upon exercise of an Incentive Share Option within two years from the Grant Date of such Incentive Share Option or within one year after the issuance of the Ordinary Shares acquired upon exercise of such Incentive Share Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Ordinary Shares.

14.9 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.9 such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

15

14.10 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.11 Expenses. The costs of administering the Plan shall be paid by the Company.

14.12 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.13 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.14 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a Restricted Share Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate on December 10, 2024. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated

17. Choice of Law. The applicable laws of the Republic of Singapore shall govern all questions concerning the construction, validity and interpretation of this Plan unless this Plan so specifies the interpretation of other Applicable Laws then, in such case, those Applicable Laws shall govern.

18. Clawback. Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Award (whether or not vested or settled) or cause a Participant to forfeit any Award (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

16

Appendix B

WAVE Life Sciences Ltd. and its Subsidiaries

Registration Number: 201218209G

Singapore Statutory Financial Statements

Year ended December 31, 2016

KPMG LLP (Registration No. T08LL1267L), an accounting limited liability partnership registered in Singapore under the Limited

Liability Partnership Act (Chapter 163A) and a member firm of the KPMG network of independent member firms affiliated

with KPMG International Cooperative (“KPMG International”),

a Swiss entity.

WAVE Life Sciences Ltd. and its Subsidiaries

Singapore Statutory Financial Statements

Year ended December 31, 2016

2

WAVE Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2016

Directors’ Statements

The directors are pleased to submit this annual report to the members of WAVE Life Sciences Ltd. (“the Parent”), together with these directors’ statements, the audited financial statements for the financial year ended December 31, 2016 and the auditors’ report thereon.

In our opinion:

a)	other than as discussed in the Investment in Subsidiaries paragraph in Note 2 to the supplementary financial information, the consolidated financial statements of WAVE Life Sciences Ltd. and its subsidiaries (together “the Company”) and the supplementary financial information of the Parent set out on pages F-1 to F-49 are drawn up so as to give a true and fair view of the financial position of the Company and of the Parent as at December 31, 2016, the financial performance, changes in equity and cash flows of the Company for the year ended on that date in accordance with the provisions of the Singapore Companies Act, Chapter 50 and accounting principles generally accepted in the United States of America; and

b)	at the date of this statement, there are reasonable grounds to believe that WAVE Life Sciences Ltd. will be able to pay its debts as and when they fall due.

The board of directors has, on the date of this statement, authorized these financial statements for issue.

Directors

The directors in office at the date of this statement are as follows:

Paul B. Bolno	Managing Director
Gregory L. Verdine
Christian Henry	(Appointed on November 10, 2016)
Peter Kolchinsky
Koji Miura
Adrian Rawcliffe	(Appointed on February 1, 2017)
Ken Takanashi
Masaharu Tanaka
Takeshi Wada	(Resigned on January 31, 2017)

3

WAVE Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2016

Directors’ Interests

According to the register kept by WAVE Life Sciences Ltd. for the purposes of Section 164 of the Companies Act, Chapter 50 (“the Act”) and the WAVE Life Sciences Ltd. option ledger, particulars of interests of directors who held office at the end of the financial year (including those held by their spouses and infant children) in shares, debentures, warrants and share options of WAVE Life Sciences Ltd. or in related corporations (other than wholly-owned subsidiaries) are as follows:

Name of director and corporation in which interests are held	Holdings as of January 1, 2016 or date of appointment, if later	Holdings as of December 31, 2016
Paul B. Bolno
WAVE Life Sciences Ltd.
- Ordinary shares	190,856	190,856
- Options to purchase ordinary shares at:
- US$2.48 between March 10, 2015 and March 10, 2025	544,025	544,025
- US$18.79 between June 16, 2016 and June 16, 2026	—	236,400

Gregory L. Verdine
WAVE Life Sciences Ltd.
- Ordinary shares	202,079	150,079
- Options to purchase ordinary shares at:
- US$2.48 between March 10, 2015 and March 10, 2025	532,803	532,803
- US$2.48 between March 10, 2015 and March 10, 2025(1)	14,699	14,699
- US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

Christian Henry
WAVE Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	—	18,000

Peter Kolchinsky
WAVE Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

Koji Miura
WAVE Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

Ken Takanashi
WAVE Life Sciences Ltd.
- Options to purchase ordinary shares at:
- US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

Masaharu Tanaka
WAVE Life Sciences Ltd.
- Options to purchase ordinary shares at:
-US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

4

WAVE Life Sciences Ltd. and its Subsidiaries

Directors’ Statements

Year ended December 31, 2016

Name of director and corporation in which interests are held	Holdings as of January 1, 2016 or date of appointment, if later	Holdings as of December 31, 2016
Takeshi Wada(2)
WAVE Life Sciences Ltd.
- Ordinary shares	100,635	100,635
- Options to purchase ordinary shares at:
- US$2.48 between March 10, 2015 and March 10, 2025	14,699	14,699
- US$36.43 between November 10, 2016 and November 10, 2021	—	9,000

(1)	These options were granted to Kasumi Verdine, Gregory L. Verdine’s spouse, as a part of her compensation as an employee of WAVE Life Sciences USA, Inc., a subsidiary of WAVE Life Sciences Ltd.
(2)	Takeshi Wada served as a director on WAVE Life Sciences Ltd.’s board of directors during the year ended December 31, 2016 but elected to step down from the board effective January 31, 2017.

Except as disclosed in this statement, no director who held office at the end of the financial year had interests in shares, debentures, warrants or share options of WAVE Life Sciences Ltd., or of its related corporations, either at the beginning of the financial year, or date of his/her appointment to this board of directors, if later.

Except as disclosed in Note 7 to the consolidated financial statements, there were no unissued shares of WAVE Life Sciences Ltd. or its subsidiaries under options granted by WAVE Life Sciences Ltd. or its subsidiaries as of the end of the financial year.

Auditors

KPMG LLP were re-appointed as auditors of WAVE Life Sciences Ltd. on August 18, 2016. The auditors, KPMG LLP, have indicated their willingness to accept re-appointment.

On behalf of the board of directors,

/s/ Christian Henry
Christian Henry
Director

/s/ Paul B. Bolno
Paul B. Bolno, M.D.
Director

  June 28, 2017

5

KPMG LLP 16 Raffles Quay #22-00 Hong Leong Building Singapore 048581	Telephone +65 6213 3388 Fax +65 6225 0984 Internet www.kpmg.com.sg

Independent auditors’ report

Members of the Company

WAVE Life Sciences Ltd. and its subsidiaries

Report on the audit of the financial statements

Qualified opinion

We have audited the accompanying consolidated financial statements of WAVE Life Sciences Ltd. and its subsidiaries (the “Company”) and the supplementary financial information of WAVE Life Sciences Ltd. (the “Parent”), which comprise the balance sheets of the Company and Parent as at December 31, 2016, statements of operations, statements of comprehensive loss, statements of equity and statements of cash flows of the Company for the year then ended, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages F-1 to F-49.

In our opinion, except for the effects of the matter described in the “Basis for qualified opinion” section of our report, the consolidated financial statements of the Company and the balance sheet of the Parent are properly drawn up in accordance with the provisions of the Companies Act, Chapter 50 (“the Act”) and accounting principles generally accepted in the United States of America (the use of which is approved by the Accounting and Corporate Regulatory Authority of Singapore) so as to give a true and fair view of the financial position of the Company and of the Parent as at December 31, 2016 and of the financial performance, changes in equity and cash flows of the Company for the year ended on that date.

Basis for qualified opinion

Accounting principles generally accepted in the United States of America require that the investment in subsidiaries be consolidated. For the purposes of the supplementary financial information provided as a part of the Singapore Statutory Financial Statements, the Parent did not consolidate the investment in subsidiaries and reported these investments and balances with subsidiaries as separate lines in the Parent’s standalone balance sheet. The Parent’s investment in subsidiaries is accounted for by either increasing its initial investment in each subsidiary by that subsidiary’s net income for each financial year or by decreasing its initial investment in each subsidiary by that subsidiary’s net loss for each financial year to the extent of the initial investment of the subsidiary.

We conducted our audit in accordance with Singapore Standards on Auditing (“SSAs”). Our responsibilities under those standards are further described in the “Auditors’ responsibilities for the audit of the financial statements” section of our report. We are independent of the Company in accordance with the Accounting and Corporate Regulatory Authority Code of Professional Conduct and Ethics for Public Accountants and Accounting Entities (“ACRA Code”) together with the ethical requirements that are relevant to our audit of the financial statements in Singapore, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the ACRA Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified opinion.

KPMG LLP (Registration No. T08LL1267L), an accounting limited liability partnership registered in Singapore under the Limited

Liability Partnership Act (Chapter 163A) and a member firm of the KPMG network of independent member firms affiliated

with KPMG International Cooperative (“KPMG International”),

a Swiss entity.

6

WAVE Life Sciences Ltd. and its Subsidiaries Independent Auditors’ Report Year ended December 31, 2016

Key audit matters

Key audit matters are those matters that, in our professional judgement, were of most significance in our audit of the financial statements of the current period. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. In addition to the matter described in the “Basis for qualified opinion” section, we have determined the matter described below to be the key audit matter to be communicated in our report.

Revenue recognition under the Pfizer Collaboration agreement Refer to Note 5 Revenue of the Consolidated Financial Statements and the accounting policy note on revenue recognition

The key audit matter	How the matter was addressed in our audit

During the financial year, the Company entered into a Research, License and Option Agreement (the “Pfizer Collaboration Agreement”) with Pfizer Inc. (“Pfizer”). Under the agreement, the Company agrees to collaborate on five Pfizer programs, with two of the five targets declared upon initiation of the agreement, and options to nominate an additional three programs over the four year research term. The Company received $10 million as an upfront license fee under the agreement, and an additional $2.5 million in August 2016 upon Pfizer nominating the third program.

Revenue of $1.5 million has been recognized as of December 31, 2016. Amounts received prior to satisfaction of revenue recognition criteria has been recorded as deferred revenue, amounting to $11 million as of December 31, 2016.

There is judgement required in assessing the deliverables of the arrangement with Pfizer, whether these deliverables are a separate unit of accounting, determining the allocable consideration to be allocated to each unit of accounting, and period over which revenue is recognized. These areas are a key audit focus.

Findings:

We found the assessment of the deliverables in the arrangement, the allocation of consideration to each unit of accounting, and the revenue recognition period to be appropriate.

Our audit procedures include:

•    Reading the Pfizer Collaboration Agreement to gain a detailed understanding of the terms of the agreement.

•    Reading management’s technical accounting memorandums.

•    Assessing the Pfizer Collaboration Agreement in accordance to revenue recognition accounting literature for multi-element arrangements to conclude on the identification of separable unit of accounting, determination of allocation of consideration, and the period of recognition.

•    Vouching the payments received from Pfizer, and re-computing the revenue and deferred revenue.

7

WAVE Life Sciences Ltd. and its Subsidiaries Independent Auditors’ Report Year ended December 31, 2016

The above key audit matter applies to both the consolidated financial statements and the supplementary balance sheet.

Other information

Management is responsible for the other information contained in the Singapore Statutory Financial Statements. Other information is defined as all information in the Singapore Statutory Financial Statements other than the financial statements and our auditors’ report thereon. We have obtained all other information prior to the date of this auditors’ report.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of management and directors for the financial statements

Management is responsible for the preparation of financial statements that give a true and fair view in accordance with the provisions of the Act and accounting principles generally accepted in the United States of America, and for devising and maintaining a system of internal accounting controls sufficient to provide a reasonable assurance that assets are safeguarded against loss from unauthorised use or disposition; and transactions are properly authorised and that they are recorded as necessary to permit the preparation of true and fair financial statements and to maintain accountability of assets.

In preparing the financial statements, management is responsible to evaluate the existence of conditions or events that raise substantial doubt about its ability to continue as a going concern within one year of the issuance date of its financial statements.

The directors’ responsibilities include overseeing the Company’s financial reporting process.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with SSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with SSAs, we exercise professional judgement and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that

8

WAVE Life Sciences Ltd. and its Subsidiaries Independent Auditors’ Report Year ended December 31, 2016 is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal controls.

•	Obtain an understanding of internal controls relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

•	Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Company to cease to continue as a going concern.

•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

•	Obtain sufficient appropriate audit evidence regarding the financial information of the entities or business activities within the Company to express an opinion on the consolidated financial statements. We are responsible for the direction, supervision and performance of the company audit. We remain solely responsible for our audit opinion.

We communicate with the directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal controls that we identify during our audit.

We also provide the directors with a statement that we have complied with relevant ethical requirements regarding independence, and communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

From the matters communicated with the directors, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditors’ report unless the law or regulations preclude public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

9

WAVE Life Sciences Ltd. and its Subsidiaries Independent Auditors’ Report Year ended December 31, 2016

Report on other legal and regulatory requirements

In our opinion, the accounting and other records required by the Act to be kept by the Parent have been properly kept in accordance with the provisions of the Act.

The engagement partner on the audit resulting in this independent auditors’ report is Chu Sook Fun.

/s/ KPMG

KPMG LLP

Public Accountants and

Chartered Accountants

Singapore

June 28, 2017

10

WAVE Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2016

WAVE LIFE SCIENCES LTD.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$150,293	$161,220
Prepaid expenses and other current assets	1,483	146
Deferred tax assets	214	18

Total current assets	151,990	161,384
Property and equipment, net	8,607	2,789
Deferred tax assets	560	192
Restricted cash	3,601	1,055
Other assets	53	4

Total assets	$164,811	$165,424

Liabilities, Series A preferred shares and shareholders’ equity
Current liabilities:
Accounts payable	$4,943	$2,811
Accrued expenses and other current liabilities	4,445	945
Current portion of capital lease obligation	62	62
Current portion of deferred revenue	2,705	—

Total current liabilities	12,155	3,818
Long-term liabilities:
Capital lease obligation, net of current portion	16	78
Deferred revenue, net of current portion	8,311	—
Other liabilities	1,592	163

Total long-term liabilities	9,919	241

Total liabilities	$22,074	$4,059

Series A preferred shares, no par value; 3,901,348 shares issued and outstanding	7,874	7,874

Shareholders’ equity:
Ordinary shares, no par value; 23,502,169 and 21,551,423 shares issued and outstanding at December 31, 2016 and 2015, respectively	215,602	185,344
Additional paid-in capital	10,029	3,182
Accumulated other comprehensive income (loss)	(291)	41
Accumulated deficit	(90,477)	(35,076)

Total shareholders’ equity	134,863	153,491

Total liabilities, Series A preferred shares and shareholders’ equity	$164,811	$165,424

The accompanying notes are an integral part of the consolidated financial statements.

WAVE Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2016

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

	For the Year Ended December 31,
	2016	2015	2014
Revenue	$1,485	$152	$—

Operating expenses:
Research and development	40,818	9,057	2,395
General and administrative	15,994	10,393	2,999

Total operating expenses	56,812	19,450	5,394

Loss from operations	(55,327)	(19,298)	(5,394)
Other income (expense), net:
Dividend income	255	—	—
Interest income (expense), net	337	86	(12)
Other income (expense), net	(50)	56	261

Total other income (expense), net	542	142	249

Loss before income tax provision	(54,785)	(19,156)	(5,145)
Income tax provision	(616)	(44)	(84)

Net loss	$(55,401)	$(19,200)	$(5,229)

Net loss per share attributable to ordinary shareholders—basic and diluted	$(2.43)	$(1.83)	$(1.34)

Weighted-average ordinary shares used in computing net loss per share attributable to ordinary shareholders—basic and diluted	22,800,628	10,501,455	3,911,556

The accompanying notes are an integral part of the consolidated financial statements.

WAVE Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2016

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands, except share and per share amounts)

	For the Year Ended December 31,
	2016	2015	2014
Net loss	$(55,401)	$(19,200)	$(5,229)
Other comprehensive loss:
Foreign currency translation	(332)	(15)	(169)

Comprehensive loss	$(55,733)	$(19,215)	$(5,398)

The accompanying notes are an integral part of the consolidated financial statements.

WAVE Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2016

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENT OF SERIES A PREFERRED SHARES AND SHAREHOLDERS’ EQUITY

(In thousands, except share amounts)

	Series A Preferred Shares		Series B Preferred Shares		Series A Preferred Shares		Ordinary Shares		Additional Paid-In- Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at December 31, 2013	—	$—	—	$—	1,536,209	$2,022	484,585	$638	$—	$225	$(10,647)	$(7,762)
Conversion of related party notes payable to ordinary shares and Series A preferred shares	—	—	—	—	2,365,139	5,852	1,515,596	3,750	—	—	—	9,602
Issuance of ordinary shares, net of offering costs of $15	—	—	—	—	—	—	2,263,291	5,585	—	—	—	5,585
Other comprehensive loss	—	—	—	—	—	—	—	—	—	(169)		(169)
Net loss											(5,229)	(5,229)

Balance as of December 31, 2014	—	—	—	—	3,901,348	7,874	4,263,472	9,973	—	56	(15,876)	2,027
Issuance of ordinary shares, net of issuance costs of $169	—	—	—	—	—	—	4,769,077	11,631	—	—	—	11,631
Share-based compensation	—	—	—	—	—	—	190,856	842	3,182	—	—	4,024
Issuance of Series B preferred, net of issuance costs of $3,468	—	—	5,334,892	62,532	—	—	—	—	—	—	—	—
Reclassification of Series A preferred shares	3,901,348	7,874	—	—	(3,901,348)	(7,874)	—	—	—	—	—	(7,874)
Issuance of ordinary shares upon initial public offering, net of issuance costs of $3,702	—	—	—	—	—	—	6,993,126	100,366	—	—	—	100,366
Conversion of Series B preferred shares into ordinary shares upon initial public offering	—	—	(5,334,892)	(62,532)	—	—	5,334,892	62,532	—	—	—	62,532
Other comprehensive loss	—	—	—	—	—	—	—	—	—	(15)	—	(15)
Net loss	—	—	—	—	—	—	—	—	—	—	(19,200)	(19,200)

Balance at December 31, 2015	3,901,348	$7,874	—	$—	—	$—	21,551,423	$185,344	$3,182	$41	$(35,076)	$153,491

Issuance of ordinary shares	—	—	—	—	—	—	1,875,000	30,000	—	—	—	30,000
Share-based compensation	—	—	—	—	—	—	—	—	6,847	—	—	6,847
Option exercises	—	—	—	—	—	—	75,746	258	—	—	—	258
Other comprehensive loss	—	—	—	—	—	—	—	—	—	(332)	—	(332)
Net loss	—	—	—	—	—	—	—	—	—	—	(55,401)	(55,401)

Balance at December 31, 2016	3,901,348	$7,874	—	$—	—	$—	23,502,169	$215,602	$10,029	$(291)	$(90,477)	$134,863

The accompanying notes are an integral part of the consolidated financial statements.

WAVE Life Sciences Ltd. and its Subsidiaries

Consolidated Financial Statements

Year ended December 31, 2016

WAVE LIFE SCIENCES LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities
Net loss	$(55,401)	$(19,200)	$(5,229)
Adjustments to reconcile net loss to net cash flows used in operating activities:
Depreciation and amortization	784	594	281
Share-based compensation expense	6,847	4,024	—
Deferred rent	565	88	(6)
Loss on disposal of property and equipment	—	—	14
Deferred income taxes	(564)	36	84
Tax benefit related to share-based compensation	(310)	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	193	(129)
Prepaid expenses and other current assets	(1,337)	(63)	(12)
Accounts payable	3,369	1,648	9
Accrued expenses and other current liabilities	2,296	267	410
Deferred revenue	11,015	(152)	152
Other non-current liabilities	864	38	—

Net cash used in operating activities	(31,872)	(12,527)	(4,426)

Cash flows from investing activities
Increase in restricted cash	(2,599)	(1,055)	—
Proceeds from government grant reimbursements for property and equipment	—	3	319
Proceeds from the sale of property and equipment	4	—	14
Purchases of property and equipment	(5,567)	(1,857)	(590)

Net cash used in investing activities	(8,162)	(2,909)	(257)

Cash flows from financing activities
Proceeds from initial public offering, net of offering costs and underwriter commissions	—	101,444	—
Costs associated with initial public offering	(1,075)	—	—
Proceeds from issuance of ordinary shares, net of offering costs	30,000	11,631	5,585
Proceeds from issuance of Series B preferred shares, net of offering costs	—	62,532	—
Proceeds from government grant	—	112	34
Payments on capital lease obligation	(62)	(126)	—
Proceeds from the exercise of share options	258	—	—

Net cash provided by financing activities	29,121	175,593	5,619

Effect of foreign exchange rates on cash	(14)	15	(327)

Net increase (decrease) in cash and cash equivalents	(10,927)	160,172	609
Cash and cash equivalents at beginning of period	161,220	1,048	439

Cash and cash equivalents at end of period	$150,293	$161,220	$1,048

Supplemental disclosure of cash flow information:
Deferred offering costs in accounts payable and accrued expenses at period end	$—	$1,075	$72

Cash paid for interest	$29	$—	$86

Cash paid for taxes, net of refunds	$554	$—	$—

Equipment acquired for capital lease obligation	$—	$268	$—

Conversion of related party notes payable into ordinary and Series A preferred shares	$—	$—	$9,602

Property and equipment purchases in accounts payable and accrued expenses at period end	$1,653	$306	$3

The accompanying notes are an integral part of the consolidated financial statements.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

WAVE Life Sciences Ltd.

Notes to Consolidated Financial Statements

1. THE COMPANY

Organization

WAVE Life Sciences Ltd. (together with its subsidiaries, “WAVE,” “we” or the “Company”) is a genetic medicines company with an innovative and proprietary synthetic chemistry drug development platform that we are using to design, develop and commercialize a broad pipeline of first-in-class or best-in-class nucleic acid therapeutic candidates for genetically defined diseases. We are initially developing oligonucleotides that target genetic defects to either reduce the expression of disease-promoting proteins or transform the production of dysfunctional mutant proteins into the production of functional proteins.

The Company was incorporated in Singapore on July 23, 2012 and has its principal U.S. office in Cambridge, Massachusetts. The Company was incorporated with the purpose of combining two commonly held companies, WAVE Life Sciences USA, Inc. (“WAVE USA”), a Delaware corporation (formerly Ontorii, Inc.), and WAVE Life Sciences Japan, Inc. (“WAVE Japan”), a company organized under the laws of Japan (formerly Chiralgen., Ltd.), which occurred on September 12, 2012. On May 31, 2016, WAVE Life Sciences Ireland Limited (“WAVE Ireland”) was formed as a wholly-owned subsidiary of WAVE Life Sciences Ltd. It was formed as a private company limited by shares and the company number is 583482.

The Company’s primary activities since inception have been developing a synthetic chemistry drug development platform to design, develop and commercialize nucleic acid therapeutic programs, advancing the Company’s neurology franchise, expanding the Company’s research and development activities to enter the clinic, building the Company’s intellectual property, recruiting personnel and raising capital to support these activities.

Risks and Uncertainties

The Company is subject to risks common to companies in the biotechnology industry including, but not limited to, new technological innovations, protection of proprietary technology, developing internal manufacturing capabilities, dependence on key personnel, compliance with government regulations and the need to obtain additional financing. The Company’s therapeutic programs will require significant additional research and development efforts, including extensive preclinical and clinical testing and regulatory approval, prior to commercialization of any product candidates. These efforts require significant amounts of additional capital, adequate personnel infrastructure and extensive compliance-reporting capabilities. The Company’s therapeutic programs are currently in the development or discovery stage. There can be no assurance that the Company’s research and development will be successfully completed, that adequate protection for the Company’s intellectual property will be obtained, that any products developed will obtain necessary government regulatory approval or that any approved products will be commercially viable. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will generate significant revenue from product sales. The Company operates in an environment of rapid change in technology and substantial competition from pharmaceutical and biotechnology companies. In addition, the Company is dependent upon the services of its employees and consultants.

Basis of Presentation

The Company has prepared the accompanying consolidated financial statements in conformity with U.S. GAAP and in U.S. dollars.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The Company considers all highly liquid securities with original final maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents are comprised of funds in money market accounts.

Principles of Consolidation

The Company’s consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting periods. Significant estimates and assumptions reflected in these consolidated financial statements include the valuation of its Series A preferred shares on conversion of the related party notes payable, the valuation of the Company’s ordinary shares prior to the initial public offering, the assumptions used to determine the fair value of share-based awards, the valuation allowance required for the Company’s deferred tax assets, and determining uncertain tax positions and the related liabilities. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Actual results could differ from the Company’s estimates.

Segment Data

The Company manages its operations as a single segment for the purposes of assessing performance and making operating decisions. The Company’s singular focus is on developing its proprietary synthetic chemistry platform to develop and commercialize a broad pipeline of nucleic acid-based therapeutics.

Foreign Currency Translation

The functional currency of the Company’s Japanese subsidiary is the Japanese Yen and the functional currency for both the Company’s U.S. subsidiary and the Company’s Singapore entity is the U.S. dollar. Assets and liabilities of WAVE Japan are translated at period end exchange rates while revenues and expenses are translated at average exchange rates for the period. Intercompany loans that are not expected to be settled in the foreseeable future are translated at the historical rate for the date of each capital transaction. Net unrealized gains and losses from foreign currency translation are reflected as accumulated other comprehensive (loss) income within Series A preferred shares and shareholders’ equity and consolidated statements of comprehensive loss. Gains and losses on foreign currency transactions are included in the consolidated statements of operations within other income (expenses), net.

Fair Value of Financial Instruments

The Company is required to disclose information on all assets and liabilities reported at fair value that enables an assessment of the inputs used in determining the reported fair values. The fair value hierarchy is a hierarchy of inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instrument based on market data obtained from sources

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the financial instrument and are developed based on the information available in the circumstances. The fair value hierarchy applies only to the valuation inputs used in determining the reported fair value of the investments and is not a measure of the investment credit quality. The hierarchy defines three levels of valuation inputs:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets.

Level 2—Quoted prices for similar assets, or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes investments valued at quoted prices adjusted for legal or contractual restrictions specific to the security.

Level 3—Pricing inputs are unobservable for the asset, that is, inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset. Level 3 includes private investments that are supported by little or no market activity.

There were no financial instruments recorded at fair value as of December 31, 2016 and 2015. The carrying amounts of accounts receivable, accounts payable, and accrued expenses approximate their fair values due to their short-term maturities.

Concentration of Credit Risk

Cash and cash equivalents are financial instruments that potentially subject the Company to concentration of credit risk. The Company uses several financial institutions to maintain its cash and cash equivalents, all of which are high quality, accredited financial institutions and, accordingly, such funds are subject to minimal credit risk. The Company has not experienced any losses in such accounts and management believes that the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. The Company has no financial instruments with off-balance sheet risk of loss.

Restricted Cash

Restricted cash consists primarily of cash placed in separate restricted bank accounts as required under the terms of the Company’s lease agreements for its Cambridge, Massachusetts facility and the newly leased facility in Lexington, Massachusetts (refer to Note 8). As of December 31, 2016, the Company had $3.6 million of restricted cash, of which $2.6 million was related to the Lexington facility and the remaining $1.0 million was related to the Cambridge facility. As of December 31, 2015, the Company had $1.1 million of restricted cash, which was primarily related to the Cambridge facility.

Property and Equipment

Property and equipment, which consists of furniture and equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the following estimated useful lives of the assets:

Equipment, Furniture and Software	3-7 years
Leasehold Improvements	Shorter of life of lease or useful life

Depreciation and amortization begins at the time the asset is placed in service. Maintenance and repairs are charged to operations as incurred. Upon retirement or sale, the cost of the disposed asset and the related

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the consolidated statements of operations.

Impairment of Long-Lived Assets

Long-lived assets consist of property and equipment. Long-lived assets are reviewed for impairment whenever events or other changes in circumstances indicate that the carrying amount may not be recoverable. Certain factors may exist or events may occur that indicate that impairment exists including, but not limited to, the following: significant underperformance relative to historical or projected future operating results; significant changes in the manner of use of the underlying assets; and significant adverse industry or market economic trends.

When performing the impairment assessment for long-lived assets, the Company compares the carrying value of such assets to the estimated undiscounted future net cash flows expected from the use of the assets and their eventual disposition. In the event that the carrying value of the assets is determined to be unrecoverable, the Company would estimate the fair value of the assets and record an impairment charge for the excess of the carrying value over the fair value.

Through December 31, 2016, the Company has not recognized any impairment charges.

Revenue Recognition

To date, the Company’s only significant source of revenue is derived from the Pfizer Collaboration Agreement (as defined in Note 5), pursuant to which the Company and Pfizer (as defined in Note 5) have agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for the Pfizer Programs (as defined in Note 5), each directed at a genetically-defined hepatic target selected by Pfizer. The Company entered into the Pfizer Collaboration Agreement in May 2016.

The Company presents revenue from the Pfizer Collaboration Agreement under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 808, Collaborative Arrangements (“ASC 808”). In addition, the Company recognizes revenue in accordance with ASC Topic 605, Revenue Recognition (“ASC 605”). Accordingly, revenue is recognized for each unit of accounting when all of the following criteria are met:

•	persuasive evidence of an arrangement exists;

•	delivery has occurred or services have been rendered;

•	the seller’s price to the buyer is fixed or determinable; and

•	collectability is reasonably assured.

Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified as current portion of deferred revenue in the accompanying consolidated balance sheets. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, net of current portion.

Pursuant to the accounting guidance in ASC 605-25, the Company evaluates multiple-element arrangements to determine (1) the deliverables included in the arrangement and (2) whether the individual deliverables represent

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

separate units of accounting or whether they must be accounted for as a combined unit of accounting. This evaluation involves subjective determinations and requires the Company to make judgments about the individual deliverables and whether such deliverables are separable from the other aspects of the contractual relationship. Deliverables are considered separate units of accounting provided that the delivered item has value to the customer on a standalone basis and, if the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item is considered probable and substantially in the Company’s control. In assessing whether an item has standalone value, the Company considers factors such as the research, development, manufacturing and commercialization capabilities of the collaboration partner and the availability of the associated expertise in the general marketplace. In addition, the Company considers whether the collaboration partner can use a deliverable for its intended purpose without the receipt of the remaining deliverable, whether the value of the deliverable is dependent on the undelivered item and whether there are other vendors that can provide the undelivered items.

Under the Pfizer Collaboration Agreement (as defined in Note 5), the Company and Pfizer agreed to collaborate on the discovery, development and commercialization of up to five Pfizer Programs, two of the five targets were declared upon initiation of the agreement. The Collaboration Agreement provides Pfizer with certain options to nominate up to three remaining programs and the Company is required to consider whether such options are substantive. Options are considered substantive if, at the inception of the arrangement, the Company is at risk as to whether the collaboration partner will choose to exercise the option. Factors that the Company considers in evaluating whether an option is substantive include whether the optional elements are essential to the functionality of other programs nominated, whether economic factors compel Pfizer to purchase the optional elements, the cost to exercise the option, the overall objective of the arrangement and, the benefit Pfizer might obtain from the arrangement without exercising the option. As December 31, 2016 Pfizer had declared three targets. Pfizer is entitled to nominate two additional targets by November 2017.

When an option is considered substantive and there is no significant incremental discount, the option is not considered a deliverable in the arrangement and no consideration is allocated to it. Conversely, when an option is not considered substantive or it is considered substantive but is priced at an incremental discount, it is analyzed to determine if it should be combined with other deliverables in the arrangement. Options that are substantive and priced at a significant and incremental discount are further assessed to determine whether a portion of the upfront payment should be allocated to the option and other deliverables in the arrangement.

At the inception of an arrangement that includes milestone payments, the Company evaluates whether each milestone is substantive and at risk to both parties on the basis of the contingent nature of the milestone. This evaluation includes an assessment of whether: (1) the consideration is commensurate with either the Company’s performance to achieve the milestone or the enhancement of the value of the delivered item(s) as a result of a specific outcome resulting from its performance to achieve the milestone, (2) the consideration relates solely to past performance and (3) the consideration is reasonable relative to all of the deliverables and payment terms within the arrangement. The Company evaluates factors such as the scientific, clinical, regulatory, commercial, and other risks that must be overcome to achieve the particular milestone and the level of effort and investment required to achieve the particular milestone in making this assessment. There is considerable judgment involved in determining whether a milestone satisfies all of the criteria required to conclude that a milestone is substantive. Revenue from substantive milestones will be recognized in its entirety upon successful accomplishment of the milestone.

Aside from the program nomination payments, which relate to the options described above, the remaining milestone payments required under the Pfizer Collaboration Agreement are contingent upon the Company’s performance under the Pfizer Collaboration Agreement, including in certain instances, regulatory approval. The

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Company views these milestones as substantive and has excluded the amounts as allocable consideration at the outset of the arrangement. All commercial milestones will be accounted for in the same manner as royalties and recorded as revenue upon achievement of the milestone, assuming all other revenue recognition criteria are met.

The Company recognizes arrangement consideration allocated to each unit of accounting when all of the revenue recognition criteria in ASC 605 are satisfied for that particular unit of accounting. In the event that a deliverable does not represent a separate unit of accounting, the Company recognizes revenue from the combined unit of accounting over the Company’s contractual or estimated performance period for the undelivered elements, which is typically the term of the Company’s research and development obligations. If there is no discernible pattern of performance or objectively measurable performance measures do not exist, then the Company recognizes revenue under the arrangement on a straight-line basis over the period the Company is expected to complete its performance obligations. Conversely, if the pattern of performance in which the service is provided to the customer can be determined and objectively measurable performance measures exist, then the Company recognizes revenue under the arrangement using the proportional performance method. Revenue recognized is limited to the lesser of the cumulative amount of payments received or the cumulative amount of revenue earned, as determined using the straight-line method or proportional performance method, as applicable, as of the period ending date.

The Company has concluded that the deliverables under the Pfizer Collaboration Agreement relate primarily to the research and development required by the Company for each of the programs nominated by Pfizer. The remaining deliverables, including sample supplies provided by each party to fulfill its obligation as a licensee, participation on a joint steering committee to oversee the research and development activities, and regulatory responsibilities related to filings and obtaining approvals related to the products that may result from each program do not represent separate units of accounting based on their dependence on the research and development efforts.

Because there is no discernible pattern of performance given the nature of the research and development efforts, the Company recognizes the allocated revenue for each deliverable under the Pfizer Collaboration Agreement on a straight-line basis over the period the Company is expected to complete its performance obligations for each deliverable, or unit of accounting. For the first two Pfizer Programs, this period is expected to be from the initiation date of the Pfizer Collaboration Agreement, which was May 5, 2016, and for the other Pfizer Programs, the period is expected to be from the date that work commences on those programs through the earlier of (a) the termination of the research and development performance obligations under the Pfizer Collaboration Agreement, which is May 5, 2020 (the “Research Term”), or (b) the estimated date the Company expects to meet its research and development performance obligations under the Pfizer Collaboration Agreement. Given the uncertainty as to when the research and development performance obligations will be completed, the Company has used the Research Term for purposes of applying the straight-line method for revenue recognition for the year ended December 31, 2016.

Product Revenue

The Company has had no product revenue to date.

Research and Development Costs

Research and development costs are expensed as incurred. Research and development costs include salaries, share-based compensation and other employee benefit expenses, third-party license fees and other operational costs related to the Company’s research and development activities, including allocated facility-related expenses

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

and external costs of outside vendors engaged to conduct preclinical studies and other research and development activities. Costs associated with licenses of technology and patent costs are expensed as incurred and are generally included in research and development expense in the consolidated statement of operations.

Net Loss per Share

Basic net loss per share is computed using the weighted-average number of ordinary shares outstanding during the period. Diluted net loss per share is computed using the sum of the weighted-average number of ordinary shares outstanding during the period and, if dilutive, the weighted-average number of potential ordinary shares, including the assumed exercise of share options.

The Company applies the two-class method to calculate its basic and diluted net loss per share attributable to ordinary shareholders, as its Series A preferred shares are participating securities. The two-class method is an earnings allocation formula that treats a participating security as having rights to earnings that otherwise would have been available to ordinary shareholders. However, for the periods presented, the two-class method does not impact the net loss per ordinary share as the Company was in a net loss position for each of the periods presented and holders of Series A preferred shares do not participate in losses.

The Company’s Series A preferred shares contractually entitle the holders of such shares to participate in dividends but do not contractually require the holders of such shares to participate in losses of the Company. Accordingly, for periods in which the Company reports a net loss attributable to ordinary shareholders, diluted net loss per share attributable to ordinary shareholders is the same as basic net loss per share attributable to ordinary shareholders, since dilutive ordinary shares are not assumed to have been issued if their effect is anti-dilutive.

License Agreements and Patent Costs

Costs associated with licenses of technology and patent costs are expensed as incurred and are generally included in research and development expense in the consolidated statements of operations.

Share-Based Compensation

The Company measures and recognizes share-based compensation expense, for both employee and director option awards, based on the grant date fair value of the awards. The Company calculates the fair value of restricted share awards based on the grant date fair value of the underlying ordinary shares. The Company recognizes share-based compensation expense on a straight-line basis over the requisite service period of the awards, which is generally the vesting period.

The Company determines the fair value of share-based awards granted to non-employees as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. All issuances of equity instruments issued to non-employees as consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued. These awards are recorded in expense and additional paid-in capital in shareholders’ equity over the applicable service periods based on the fair value of the options at the end of each period.

The Company classifies share-based compensation expense in its consolidated statements of operations in the same manner in which the award recipient’s payroll costs are classified or in which the award recipients’ service payments are classified.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Prior to the Company’s initial public offering (“IPO”) in November 2015, the fair value of the ordinary shares underlying its share-based awards was estimated on each grant date by the board of directors. The board of directors determined the estimated per share fair value of the Company’s ordinary shares at various dates considering contemporaneous and retrospective valuations performed in accordance with the guidance outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held Company Equity Securities Issued as Compensation (“the Practice Aid”). After the closing of our IPO, the board of directors determined that the fair value of the ordinary shares underlying our share-based awards be based on the closing price of the Company’s ordinary shares as reported by the NASDAQ Global Market on the date of grant.

The fair value of each share option grant was determined using the methods and assumptions discussed below. Each of these inputs is subjective and generally requires significant judgment and estimation by management.

•	Fair Value of Ordinary Shares. As discussed above, prior to our IPO, the fair value of the Company’s ordinary shares underlying our share options was historically determined by the board of directors. Because prior to our IPO, there was no public market for our ordinary shares, the board of directors determined the fair value of our ordinary shares at the time of grant of the option by considering a number of objective and subjective factors, including valuations of comparable companies, sales of its shares to unrelated third parties, operating and financial performance and general and industry specific economic outlook. Following the completion of our IPO, the board of directors determined that the fair value of each ordinary share underlying our share-based awards would be based on the closing price of the Company’s ordinary shares as reported by the NASDAQ Global Market on the date of grant.

•	Expected Term. The expected term of share options represents the weighted-average period that the share options are expected to remain outstanding. The Company estimated the expected term using the simplified method, which is an average of the contractual term of the option and the vesting period.

•	Expected Volatility. Since there is limited historical data for the Company’s ordinary shares and limited company-specific historical volatility, it has determined the share price volatility for options granted based on an analysis of the volatility used by a peer group of publicly traded companies. In evaluating similarity, the Company considers factors such as industry, stage of life cycle and size.

•	Risk-free Interest Rate. The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of the grant for zero-coupon U.S. Treasury notes with remaining terms similar to the expected term of the options.

•	Dividend Rate. The expected dividend was assumed to be zero as the Company has never paid dividends and has no current plans to do so.

Income Taxes

The Company accounts for income taxes using an asset and liability approach, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the consolidated financial statements, but have not been reflected in taxable income. A valuation allowance is established to reduce deferred tax assets to their estimated realizable value. Therefore, the Company provides a valuation allowance to the extent that it is more likely than not that all or a portion of the deferred tax assets will not be realized in the future.

The Company accounts for uncertainty in income taxes recognized in the financial statements by applying a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination by the taxing authorities. If the tax

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

position is deemed more-likely-than-not to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. The provision for income taxes includes the effects of any resulting tax reserves, or unrecognized tax benefits, that are considered appropriate as well as the related net interest and penalties.

The Company recognizes interest and penalties related to uncertain tax positions in the income tax provision on the consolidated statements of operations.

The Company has certain service arrangements in place between our U.S and Singapore entities, which include transfer pricing assumptions. The determination of the appropriate level of transfer pricing requires judgment based on transfer pricing analyses of comparable companies. The Company monitors the nature of their service arrangements for changes in our operations as well as economic conditions. The Company also periodically reviews the transfer pricing analyses for changes in the composition in the pool of comparable companies as well the related ongoing results of the comparable companies.

Early Adoption of Accounting Standards Update No. 2016-09

Effective for the quarter ended December 31, 2016, the Company adopted a change in accounting principle related to the early adoption of ASU 2016–09, Compensation – Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). This revised standard affects forfeitures, cash flow presentation and income taxes. Additionally, this standard requires all excess tax benefits and deficiencies on share-based payment awards to be recognized as income tax expense or benefit in the statement of operations. In addition, the tax effects of exercised or vested awards should be treated as discrete items in the reporting period in which they occur and excess tax benefits should be classified with other income tax cash flows as an operating activity. The standard permits early adoption in any annual or interim period and will be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption. The Company notes that it did not have any off-balance sheet attributes as of January 1, 2016 and therefore did not record a cumulative-effect adjustment to retained earnings. The standard permits the changes to the classification of the statement of cash flows to be applied either prospectively or retrospectively. The Company has elected to treat the change in classification of cash flows resulting from excess tax benefits or deficiencies on a retrospective basis and elected to recognize forfeitures as they occur on a modified-retrospective basis. There was an immaterial cumulative effect adjustment on forfeitures as a result of the adoption. The adoption of this standard also resulted in a current year tax benefit of $0.3 million which previously would have been recognized in the current period in additional paid-in capital.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which supersedes all existing revenue recognition requirements, including most industry-specific guidance. The new standard requires a company to recognize revenue when it transfers goods or services to customers in an amount that reflects the consideration that the company expects to receive for those goods or services. The new standard will be effective on January 1, 2018 and earlier application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. For the year ended December 31, 2016, revenue was generated exclusively from the Pfizer Collaboration Agreement. The Company is currently evaluating the potential impact that ASU 2014-09 may have on its financial position and results of operations as it relates to this single arrangement, and expects to elect the modified retrospective application as its transition method.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements – Going Concern (“ASU 2014-15”), which requires a company to evaluate the existence of conditions or events that raise substantial doubt about its ability to continue as a going concern within one year of the issuance date of its financial statements. The standard is effective for interim and annual periods ending after December 15, 2016 with early adoption permitted. The Company has evaluated the impact of ASU 2014-15 and has concluded that it does not have a material effect on the consolidated financial statements or footnote disclosures as of the December 31, 2016 adoption date, but may require additional disclosures in future periods.

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) (“ASU 2015-02”), to address financial reporting considerations for the evaluation as to the requirement to consolidate certain legal entities. ASU 2015-02 is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2015. The Company has evaluated the impact of ASU 2015-02 and has concluded that it has no effect on the consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30) (“ASU 2015-03”), as part of the initiative to reduce complexity in accounting standards. The update requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company has evaluated the impact of ASU 2015-03 and has concluded that it has no effect on the consolidated financial statements.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which requires entities to present deferred tax assets and deferred tax liabilities as noncurrent in a classified balance sheet. The ASU simplifies the current guidance in ASC Topic 740, Income Taxes, which requires entities to separately present deferred tax assets and liabilities as current and noncurrent in a classified balance sheet. ASU 2015-17 is effective for fiscal years beginning after December 31, 2016, and interim periods within those annual periods. Early adoption is permitted for all entities as of the beginning of an interim or annual reporting period. The Company does not expect the impact of ASU 2015-17 to be material to its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which requires a lessee to recognize assets and liabilities on the balance sheet for operating leases and changes many key definitions, including the definition of a lease. The update includes a short-term lease exception for leases with a term of 12 months or less, in which a lessee can make an accounting policy election not to recognize lease assets and lease liabilities. Lessees will continue to differentiate between finance leases (previously referred to as capital leases) and operating leases, using classification criteria that are substantially similar to the previous guidance. For lessees, the recognition, measurement, and presentation of expenses and cash flows arising from a lease have not significantly changed from previous U.S. GAAP. Lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The modified retrospective approach includes a number of optional practical expedients that entities may elect to apply as well as transition guidance specific to nonstandard leasing transactions. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Company is currently evaluating the potential impact that the adoption of ASU 2016-02 may have on its consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory (“ASU 2016-16”). The ASU requires companies to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Prior to the issuance of this

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

ASU, existing guidance prohibited the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. ASU 2016-16 will be effective for the Company in the first quarter of 2018 with early adoption permitted. The Company is currently evaluating the potential impact that the adoption of ASU 2016-16 may have on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). The ASU requires an entity to explain the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents on the statement of cash flows and to provide a reconciliation of the totals in that statement to the related captions in the balance sheet when the cash, cash equivalents, restricted cash, and restricted cash equivalents are presented in more than one line item on the balance sheet. This ASU is effective for annual and interim periods beginning after December 15, 2017, and is required to be adopted using a retrospective approach, with early adoption permitted. The Company is currently evaluating the potential impact that the adoption of ASU 2016-18 may have on its consolidated financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s consolidated financial statements upon adoption.

3. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of the following

	December 31,
	2016	2015
	(in thousands)
Furniture and equipment	$7,231	$3,936
Software	43	—
Leasehold improvements	1,964	267
Fixed assets in progress	1,863	198

Total	11,101	4,401
Less accumulated depreciation and amortization	(2,494)	(1,612)

Property and equipment, net	$8,607	$2,789

Leasehold improvements made during the year ended December 31, 2016 consisted of costs related to the Company’s leased facility in Cambridge, Massachusetts and the newly leased facility in Lexington, Massachusetts.

Leasehold improvements made during the year ended December 31, 2015 consisted primarily of costs related to the Company’s leased facility in Cambridge, Massachusetts.

Depreciation and amortization expense was $0.8 million, $0.6 million, and $0.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

4. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	December 31,
	2016	2015
	(in thousands)
Accrued compensation	$2,480	$—
Accrued professional fees	417	401
Accrued vacation	589	191
Other	959	353

Total accrued expenses and other current liabilities	$4,445	$945

5. PFIZER COLLABORATION AND SHARE PURCHASE AGREEMENT

On May 5, 2016, the Company entered into a Research, License and Option Agreement (the “Pfizer Collaboration Agreement”) with Pfizer Inc. (“Pfizer”). Pursuant to the terms of the Pfizer Collaboration Agreement, the Company and Pfizer agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs (the “Pfizer Programs”), each directed at a genetically-defined hepatic target selected by Pfizer (the “Collaboration”). The Company received $10.0 million as an upfront license fee under the Pfizer Collaboration Agreement. Subject to option exercises by Pfizer, assuming five potential products are successfully developed and commercialized, the Company may earn up to $871.0 million in potential research, development and commercial milestone payments, plus royalties, tiered up to low double-digits, on sales of any products that may result from the Collaboration. None of the payments under the Pfizer Collaboration Agreement are refundable.

Simultaneously with the entry into the Pfizer Collaboration Agreement, the Company entered into a Share Purchase Agreement (the “Pfizer Equity Agreement,” and together with the Pfizer Collaboration Agreement, the “Pfizer Agreements”) with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer (the “Pfizer Affiliate”). Pursuant to the terms of the Pfizer Equity Agreement, the Pfizer Affiliate purchased 1,875,000 of the Company’s ordinary shares (the “Shares”) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. The Company did not incur any material costs in connection with the issuance of the Shares.

Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during the four-year Research Term. During the Research Term, the Company is responsible to use its commercially reasonable efforts to advance up to five programs through to the selection of clinical candidates. At that stage, Pfizer may elect to license any of these Pfizer Programs exclusively and to have exclusive rights to undertake the clinical development of the resulting clinical candidates into products and the potential commercialization of any such products thereafter. In addition, the Company receives a non-exclusive, royalty-bearing sublicenseable license to use Pfizer’s hepatic targeting technology in any of the Company’s own hepatic programs that are outside the scope of the Collaboration (the “WAVE Programs”). If the Company uses this technology on the WAVE Programs, Pfizer is eligible to receive potential development and commercial milestone payments from the Company. Pfizer is also eligible to receive tiered royalties on sales of any products that include Pfizer’s hepatic targeting technology.

Pfizer nominated two hepatic targets upon entry into the Collaboration in May 2016. In August 2016, Pfizer nominated the third hepatic target under the Collaboration and has the option to nominate two additional targets by November 5, 2017. The Company received a $2.5 million milestone payment related to the nomination of third target.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

The Company has determined that the options held by Pfizer under the Pfizer Collaboration Agreement are substantive and priced at a significant incremental discount. Accordingly, $3.0 million of the upfront payment has been allocated to the options to nominate the three remaining targets. The amount allocated to the three options will be recognized as the research and development are provided commencing from the date that Pfizer exercises each respective option, or immediately as each option expires unexercised. The portion of the upfront payment allocated to the initial two targets was $7.0 million and will be recognized as the research and development services are provided from the inception of the arrangement. Subsequently, in 2016, Pfizer exercised its option to nominate a third program. The Company will recognize $3.5 million of revenue (which is comprised of $1.0 million allocated to the option at inception of the arrangement and $2.5 million paid by Pfizer at the time of exercising the option) as the research and development services are provided.

The Collaboration is managed by a joint steering committee in which both parties are represented equally, which will oversee the scientific progression of each Pfizer Program up to the clinical candidate stage. During the four-year Research Term and for a period of two years thereafter, the Company has agreed to work exclusively with Pfizer with respect to using any of the Company’s stereopure oligonucleotide technology that is specific for the applicable hepatic target which is the basis of any Pfizer Program.

The stated term of the Pfizer Collaboration Agreement commenced on May 5, 2016 and terminates on the date of the last to expire payment obligation with respect to each Pfizer Program and with respect to each WAVE Program, expires on a program-by-program basis accordingly. Pfizer may terminate its rights related to a Pfizer Program under the Pfizer Collaboration Agreement at its own convenience upon 90 days’ notice to the Company. The Company may also terminate its rights related to a WAVE Program at its own convenience upon 90 days’ notice to Pfizer. The Pfizer Collaboration Agreement may also be terminated by either party in the event of an uncured material breach of the Collaboration Agreement by the other party.

During the year ended December 31, 2016, the Company recognized revenue of $1.5 million under the Pfizer Collaboration Agreement. Deferred revenue amounted to $11.0 million as of December 31, 2016, of which $2.7 million is included in current liabilities.

6. SHARE CAPITAL

Ordinary Shares

The following represents the historical ordinary share transactions of the Company from December 31, 2013 through December 31, 2016:

•	In February 2014, the Company issued 2,263,291 ordinary shares to a third-party investor at $2.47 per share for net proceeds of $5.6 million. In connection with this financing, holders of $9.6 million of related party notes payable agreed to convert such notes into 2,365,139 Series A preferred shares and 1,515,596 ordinary shares.

•	In January 2015, the Company issued 4,769,077 ordinary shares to a third-party investor and an existing investor at $2.47 per share for net proceeds of $11.6 million.

•	In March 2015, the Company granted 190,856 fully-vested ordinary shares to an executive of the Company.

•

In November 2015, the Company completed an initial public offering of its ordinary shares, in which the Company issued and sold 6,375,000 ordinary shares at a price to the public of $16.00 per share. In December 2015, the Company issued an additional 618,126 ordinary shares at a price of $16.00 per

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

share pursuant to a partial exercise of the underwriters’ over-allotment option. The aggregate net proceeds to the Company from the initial public offering, inclusive of the over-allotment exercise, were $100.4 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

•	In May 2016, the Company granted 1,875,000 ordinary shares to Pfizer under the Pfizer Agreements (Note 5) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million.

Features of the Ordinary Shares

The ordinary shares have no par value and there is no authorized share capital under Singapore law. The rights, preferences, and privileges of ordinary shares are as follows:

New Share Offering

Prior to the closing of the Company’s initial public offering, any new ordinary shares or securities convertible into ordinary shares were required to be offered in the first instance to all the then holders of any class of shares, other than the Series A preferred shares, prior to issuance and each shareholder had the right of pre-emption with respect to any issuance of new ordinary shares or securities convertible into ordinary shares. This right of pre-emption did not apply to shares sold in the Company’s initial public offering and terminated immediately prior to the closing of the Company’s initial public offering.

Voting

The holders of ordinary shares are entitled to one vote for each ordinary share held at all meetings of shareholders and written actions in lieu of meetings provided, however, that except as otherwise required by law, holders of ordinary shares shall not be entitled to implement the following without the approval of more than 75% of the Company’s issued and outstanding ordinary shares:

(i)	effect a merger, split, corporate reorganization, liquidation, dissolution, or winding up of the Company or any member of the group;

(ii)	authorize or issue any additional shares, other equity interests in the Company or any convertible securities into such equity interests;

(iii)	effect any public offering or listing of the equity securities of the Company; or

(iv)	purchase, redeem, pay or declare any dividend on any shares or other equity interests in the Company.

Dividends

All dividends shall be declared and paid pro rata according to the number of shares held by each member entitled to receive dividends. The Company’s board of directors may deduct from any dividend all sums of money presently payable by the member to the Company on account of calls.

Liquidation

In the event of a liquidation, dissolution or winding up of, or a return of capital by the Company, the ordinary shares will rank equally with the Series A preferred shares after the payment of the liquidation preference of $10.00 for Series A preferred shares.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Series A Preferred Shares

The following represent the Series A preferred share transactions of the Company from December 31, 2013 through December 31, 2016:

•	In February 2014, holders of $9.6 million of related party notes payable agreed to convert such notes into 2,365,139 Series A preferred shares and 1,515,596 ordinary shares.

•	In connection with the private placement of Series B preferred shares on August 14, 2015, holders of the Company’s preference shares agreed to rename the existing “preference shares” as “Series A preferred shares.” In addition, as further described below, the terms of the Series A preferred shares were amended to remove their right of first refusal and to provide for their right to convert on a one-for-one basis into an aggregate of 3,901,348 ordinary shares at any time at the election of the holder. The rights of the Series A preferred shares are identical to the ordinary shares except that the Series A preferred shares have: (1) no voting rights other than in limited circumstances, (2) the right to a non-cumulative dividend if and when declared by the Company’s board of directors and (3) the right to convert the Series A preferred shares at any time on a one-for-one basis into ordinary shares at the discretion of the holder. The Company’s shareholders, including holders of Series A preferred shares, entered into an investors’ rights agreement and a voting agreement with the Company in connection with the private placement. Pursuant to the terms of the voting agreement, which terminated in connection with the Company’s IPO, investors who held at least 1,212,477 shares of registerable securities, including holders of Series A preferred shares and Series B preferred shares, had a right to purchase certain new securities offered by the Company. Additionally, in the event of the sale of 50% or more of the voting power of the Company or a deemed liquidation event, if the holders of at least a majority of the ordinary shares and the holders of 56% of the Series B preferred shares had voted for a sale of the Company, they had the right to force the other shareholders, including the holders of Series A preferred shares, to agree to such a sale.

•	In September 2015, the terms of the Series A preferred shares were further amended to provide that, upon the mandatory conversion of Series B preferred shares, which occurred on the completion of the initial public offering, the existing right of Series A preferred shares to a non-cumulative dividend if and when declared by our board of directors ceased and was replaced by a liquidation preference consisting of $0.0024743 per Series A preferred share, or an aggregate of $10.00 based on the number of Series A preferred shares outstanding at the date of the amendment.

The Company has accounted for the September 2015 amendment to the Series A preferred shares as a modification of the preferred shares based on upon a qualitative assessment of the amendment. The Company has not adjusted the carrying value of the Series A preferred shares since the fair value of the Series A preferred shares immediately prior and subsequent to the modification date resulted in an immaterial change in fair value.

The addition of the liquidation preference to the Series A preferred shares, however, resulted in the reclassification of the Series A preferred shares from permanent shareholders’ equity to temporary shareholders’ equity since the holders of the Series A preferred shares are entitled to a liquidation preference upon a deemed liquidation event, which is outside the control of the Company. In the event a deemed liquidation event were to occur, the Company would adjust the carrying value of the Series A preferred shares to their liquidation value, which amounts to $10.00 in the aggregate.

The Series A preferred shares have no par value and there is no authorized share capital under Singapore law. The Series A preferred shares are not redeemable.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Series B Preferred Shares Converted in Connection with Initial Public Offering

The following represents the historical Series B preferred share transactions of the Company from January 1, 2015 through the completion of our initial public offering:

•	On August 14, 2015, the Company issued an aggregate of 5,334,892 Series B preferred shares at a purchase price of $12.37 per share to certain third-party investors for $62.5 million of net proceeds.

•	Upon the completion of the initial public offering on November 16, 2015, all of the outstanding Series B preferred shares of the Company automatically converted into 5,334,892 of the Company’s ordinary shares.

Prior to the conversion of the Series B preferred shares into ordinary shares, the Series B preferred shares had a liquidation preference over the Series A preferred shareholders and ordinary shareholders equal to the original per share amount paid of $12.37 per share, plus any declared plus unpaid dividends, if any. Additionally, the holders of Series B preferred shares were entitled to voting rights, however, the Series B preferred shareholders were not entitled to any preferential dividends and their shares were not redeemable.

7. SHARE-BASED COMPENSATION

In December 2014, the Company’s board of directors adopted the WAVE Life Sciences Ltd. 2014 Equity Incentive Plan (the “2014 Plan”), and reserved 1,763,714 ordinary shares for issuance under this plan, which, as approved, was increased to 5,064,544 in 2015.

The 2014 Plan authorizes the board of directors or a committee of the board to grant incentive share options, non-qualified share options, share appreciation rights and restricted share awards to eligible employees, outside directors and consultants of the Company. Options generally vest over a period of three or four years, and options that lapse or are forfeited are available to be granted again. The contractual life of all options is ten years from the date the option begins to vest.

During the years ended December 31, 2016 and 2015, the Company granted options to purchase 1,479,200 and 2,215,342 ordinary shares, respectively, to employees, directors and non-employees. During the year ended December 31, 2016, there were forfeitures of options to purchase 41,030 ordinary shares. There were no forfeitures of options during the year ended December 31, 2015. During the years ended December 31, 2016 and 2015 there were no cancellations of options. The Company did not grant any share options in 2014. In July 2016, the Company granted 22,750 restricted share units (“RSUs”) with a grant date fair value of $21.69 per unit. The RSUs fully vest upon the first anniversary of the grant date. Share-based compensation expense related to the RSUs is included in research and development expenses on the consolidated statements of operations. As of December 31, 2016, 1,197,426 ordinary shares remained available for future grant.

The Company recorded share-based compensation expense of $6.8 million and $4.0 million for the years ended December 31, 2016 and 2015, respectively, of which $2.7 million and $1.6 million respectively related to options granted to non-employees. The Company did not have any share-based compensation expense in 2014. The Company measures and records the value of options granted to non-employees over the period of time services are provided and, as such, unvested portions are subject to re-measurement at subsequent reporting periods.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Share option activity under the 2014 Plan is summarized as follows:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)(1)
Options outstanding as of January 1, 2016	2,215,342	$3.88	9.30	$26,740
Granted	1,479,200	20.79
Exercised	(75,746)	3.42		1,887
Cancelled or forfeited	(41,030)	10.23

Outstanding as of December 31, 2016	3,577,766	$10.58	8.68	$56,780

Options exercisable as of December 31, 2016	1,248,343	$3.10	8.24	$28,775

Options unvested as of December 31, 2016	2,329,423	$14.58	8.92	$28,006

(1)	The aggregate intrinsic value of options is calculated as the difference between the exercise price of the share options and the fair value of the Company’s ordinary shares for those share options that had exercise prices lower than the fair value of the ordinary shares as of the end of the period.

RSU activity for the year ended December 31, 2016 is summarized as follows:

	RSUs	Average Grant Date Fair Value (in dollars per share)
RSUs Outstanding as of January 1, 2016	—	$—
Granted	22,750	21.69

RSUs Outstanding at December 31, 2016	22,750	$21.69

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to employees during the period were as follows:

For the Year Ended December 31,
	2016	2015
Risk-free interest rate	1.15% - 2.18%	1.56% - 1.89%
Expected term (in years)	3.00 - 6.25	5.52 - 6.12
Expected volatility	60.89% - 68.76%	62.14% - 71.02%
Expected dividend yield	0%	0%
Exercise price	$14.11 - 36.43	$2.47 - 13.08
Fair value of ordinary share	$14.11 - 36.43	$4.41 - 13.08

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to non-employees during the period were as follows:

Year Ended December 31, 2015
Risk-free interest rate	2.06% - 2.35%
Expected term (in years)	9.19 - 10.00
Expected volatility	62.65% - 69.80%
Expected dividend yield	0%
Exercise price	$2.47
Fair value of ordinary share	$4.41 - 15.95

There were no options granted to non-employees in 2016.

As of December 31, 2016, the unrecognized compensation cost related to outstanding options was $18.0 million for employees and $3.8 million for non-employees. The unrecognized compensation cost for employees and non-employees is expected to be recognized over a weighted-average period of approximately 2.23 years. The unrecognized compensation costs related to outstanding RSUs was $0.3 million as of December 31, 2016, and is expected to be recognized expense over a weighted-average period of approximately 0.53 years. For the years ended December 31, 2016 and 2015, the weighted-average grant date fair value per granted option was $30.23 and $6.64, respectively. For the year ended December 31, 2016, the weighted-average grant date fair value per granted RSU was $21.69. The aggregate fair value of options that vested during the year ended December 31, 2016 was $4.7 million.

In March 2015, the Company granted 190,856 fully-vested ordinary shares to an executive of the Company and the Company recorded compensation expense in the amount of $0.9 million.

Share-based compensation expense for the year ended December 31, 2016 and 2015 was classified in the consolidated statements of operations as follows:

	For the Year Ended December 31,
	2016	2015
	(in thousands)
Research and development expenses	$4,936	$2,268
General and administrative expenses	1,911	1,756

Total share-based compensation	$6,847	$4,024

8. COMMITMENTS AND CONTINGENCIES

Lease Arrangements

The Company enters into lease arrangements for its facilities as well as certain equipment. A summary of the arrangements are as follows:

Operating Leases

On September 26, 2016, and as amended on December 31, 2016 the Company entered into a 10 year and 9 month lease, which includes two successive five year renewal options, for its manufacturing function in Lexington,

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Massachusetts. Throughout the term of the Lease, the Company is responsible for paying certain costs and expenses, in addition to the rent, as specified in the Lease, including a proportionate share of applicable taxes, operating expenses and utilities. In connection with the lease agreement, the Company issued the lessor a letter of credit in the amount of $2.6 million, which is included in restricted cash at December 31, 2016.

In connection with the lease agreement, the Company is entitled to receive $11.5 million of tenant improvement allowances. The Company has received $0.1 million as of December 31, 2016, which is amortized over the period from the commencement of tenant improvement construction through to the end of the lease term.

As of December 31, 2016, property and equipment, net, includes $0.9 million related to construction costs for the facility in Lexington.

In April 2015, the Company entered into a lease agreement for an office and laboratory facility in Cambridge, Massachusetts, which commenced in October 2015 with a term of 7.5 years with a five-year renewal option to extend the lease. In connection with the lease, the Company issued the lessor a letter of credit in the amount of $1.0 million, which is recorded as restricted cash on the consolidated balance sheets at December 31, 2016 and 2015.

Previously, the Company leased its corporate office space in Boston, Massachusetts under a non-cancellable operating sublease with SNBL, a related party. On September 22, 2015, the Company terminated its sublease with SNBL and exited the premises on October 2, 2015. As a result of the termination of the sublease, the Company recorded approximately $0.2 million of additional depreciation and $0.1 million of exit costs during the year ended December 31, 2015. In connection with the termination, the Company agreed to guarantee SNBL certain obligations of an unrelated third party who entered into a sublease agreement with SNBL effective October 2, 2015. The guarantee provides that in the event the sub-lessee does not meet its lease obligations to SNBL, the Company will make the required payments. The guarantee agreement is effective through August 2019, when the final lease payments are due, and coincides with the original expiration of the lease. The Company simultaneously entered into an indemnification agreement with the sub-lessee to indemnify the Company for any costs incurred under the guaranty made by the Company to SNBL. The maximum amount of the guarantee over the three year and six month sub-lease period is $0.6 million, exclusive of any indemnification from the sub-lessee.

Future minimum lease payments under the Company’s non-cancelable operating leases as of December 31, 2016, are as follows:

Amount
(in thousands)
For the Year Ended December 31,
2017	1,954
2018	4,660
2019	5,798
2020	5,972
2021	6,151
Thereafter	33,418

57,953

The Company recorded rent expense of $1.5 million, $0.5 million and $0.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

Capital Lease

In April 2015, the Company entered in a three year lease to acquire laboratory equipment, which has been accounted for as a capital lease. The capital asset was valued at $0.3 million and is included in property and equipment, net, along with accumulated amortization of $0.1 million and less than $0.1 million as of December 31, 2016 and 2015, respectively.

Unasserted Claims

In the ordinary course of business, the Company may be subject to legal proceedings, claims and litigation as the Company operates in an industry susceptible to patent legal claims. The Company accounts for estimated losses with respect to legal proceedings and claims when such losses are probable and estimable. Legal costs associated with these matters are expensed when incurred. The Company is not currently a party to any material legal proceedings.

9. NET LOSS PER ORDINARY SHARE

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted-average number of ordinary shares outstanding:

	Year Ended December 31,
	2016	2015	2014
	(in thousands except share and per share data)
Numerator:
Net loss attributable to ordinary shareholders	$(55,401)	$(19,200)	$(5,229)

Denominator:
Weighted-average ordinary shares outstanding	22,800,628	10,501,455	3,911,556

Net loss per share, basic and diluted	$(2.43)	$(1.83)	$(1.34)

The Company’s potentially dilutive shares, which include outstanding share options to purchase ordinary shares, are considered to be ordinary share equivalents and are only included in the calculation of diluted net loss per share when their effect is dilutive.

The following potential ordinary shares, presented based on amounts outstanding at each period end, were excluded from the calculation of diluted net loss per share attributable to ordinary shareholders for the periods indicated because including them would have had an anti-dilutive effect:

	As of December 31,
	2016	2015
Options to purchase ordinary shares	3,577,766	2,215,432
Restricted share units	22,750	—
Series A preferred shares	3,901,348	3,901,348

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

10. INCOME TAXES

The components of loss before income taxes were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Singapore	$(53,387)	$(16,534)	$(4,542)
Rest of world	(1,398)	(2,622)	(603)

Loss before income taxes	$(54,785)	$(19,156)	$(5,145)

During the years ended December 31, 2016, 2015, and 2014, the Company recorded a tax provision of $0.6 million, less than $0.1 million, and $0.1 million, respectively, due to income taxed in the United States.

During the years ended December 31, 2016, 2015 and 2014, the Company recorded no income tax benefits for the net operating losses incurred in Japan and Singapore, due to its uncertainty of realizing a benefit from those items.

The deferred components of the benefit (provision) for income taxes were as follows:

	Year Ended December 31,
	2016	2015	2014
	(in thousands)
Current tax benefit (provision):
Singapore taxes	$—	$—	$—
Rest of world taxes	(1,180)	(8)	—

Total current benefit (provision) income taxes	$(1,180)	$(8)	$—

Deferred tax benefit (provision):
Singapore taxes	$—	$—	$—
Rest of world taxes	564	(36)	(84)

Total deferred benefit (provision) income taxes	$564	$(36)	$(84)

Total benefit (provision) income taxes	$(616)	$(44)	$(84)

A reconciliation of the Singapore statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2016	2015	2014
Singapore statutory income tax rate	17.0%	17.0%	17.0%
Research and development tax credits	3.1	2.3	2.2
Permanent differences	(0.9)	5.5	—
Foreign exchange loss	—	—	2.0
Changes in reserves for uncertain tax positions	(3.6)	(1.2)	(2.2)
Foreign rate differential	(0.1)	1.2	4.5
Other	(0.9)	0.2	—
Change in deferred tax asset valuation allowance	(15.7)	(25.2)	(25.1)

Effective income tax rate	(1.1)%	(0.2)%	(1.6)%

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

The components of the Company’s deferred tax assets as of December 31, 2016 and 2015 are as follows:

	December 31,
	2016	2015
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$16,046	$7,037
Research and development credits	449	460
Accrued expenses	242	58
Share-based compensation	1,024	218
Other	102	149

Total deferred tax assets	17,863	7,922
Valuation allowance	(15,999)	(7,466)

Net deferred tax assets	1,864	456
Depreciation	(1,090)	(246)

Total deferred tax liability	(1,090)	(246)

Net deferred tax asset (liability)	$774	$210

A roll-forward of the valuation allowance for the years ended December 31, 2016 and 2015 is as follows:

	Year Ended December 31,
	2016	2015
	(in thousands)
Balance at beginning of year	$7,466	$2,658
Increase in valuation allowance	8,774	4,818
Reversal of valuation allowance	(282)	—
Effect of foreign currency translation	41	(10)

Balance at end of year	$15,999	$7,466

As of December 31, 2016 and 2015, the Company also has United States research and development credit carryforwards of approximately $0.2 million and $0.7 million, respectively, available to offset future U.S. federal income taxes and approximately $0.3 million and $0.4 million, respectively, available to offset future state income taxes. The U.S. federal and state research and development credits will begin to expire in 2031 and 2028, respectively.

As of December 31, 2016 and 2015, the Company has net operating loss carryforwards in Japan of $5.3 million and $4.3 million, respectively, which may be available to offset future income tax liabilities and begin to expire in 2017.

As of December 31, 2016 and 2015, the Company has net operating loss carryforwards in Singapore of $84.0 million and $31.8 million, respectively, which may be available to offset future income tax liabilities and can be carried forward indefinitely.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets in Japan and Singapore. Accordingly, a full valuation allowance has been established against those deferred tax assets as of December 31, 2016 and 2015. Additionally, management has considered the Company’s expected utilization of research and development credit carryforwards and has concluded that it is more likely than not that the Company will not realize the benefits of the U.S. state research and development carryforward. The $0.3 million valuation allowance previously recorded against the federal research and development credit carryforward has been released in 2016 based on management’s assessment that the deferred tax asset is more-likely-than-not to be realized.

The valuation allowance increased by approximately $8.5 million in 2016, $4.8 million in 2015 and $1.3 million in 2014 primarily as a result of operating losses generated with no corresponding financial statement benefit. The Company may release this valuation allowance when management determines that it is more-likely-than-not that the deferred tax assets will be realized. Any release of valuation allowance will be recorded as a tax benefit increasing net income.

The Company’s reserves related to taxes and its accounting for uncertain tax positions are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is more-likely-than-not to be realized following resolution of any potential contingencies present related to the tax benefit.

A summary of activity in the Company’s unrecognized tax benefits is as follows:

	2016	2015	2014
	(in thousands)
Unrecognized tax benefit during the year	$1,280	$1,025	$901
Tax positions released related to prior years	(1,066)	—	—
Tax positions related to the current year	2,129	255	124

Unrecognized tax benefit end of year	$2,343	$1,280	$1,025

As of December 31, 2016, 2015 and 2014, the total amount of gross unrecognized tax benefits in the United States, which excludes interest and penalties, was $2.3 million, $1.3 million, and $1.0 million, respectively. At December 31, 2016, $1.7 million of the net unrecognized tax benefits, would affect the Company’s annual effective tax rate if recognized.

In 2015, the Company early adopted ASU 2013-11 and therefore unrecognized tax benefits related to net operating losses were netted against the related deferred tax asset. In 2016, the Company filed amended tax returns for tax years ended December 31, 2012 through December 31, 2014. As a result of the filing of the amended returns, the Company released $1.1 million of unrecognized tax benefits, which were previously netted with net operating loss deferred tax assets. As a result, the filing of the amended returns had no impact on the current year tax provision.

In 2016, the Company early adopted ASU 2016-09 which requires all excess tax benefits and deficiencies on share-based payment awards to be recognized as income tax expense or benefit in the statement of operations. The adoption of this standard resulted in a $0.3 million tax benefit that would have previously been recorded to additional paid-in capital.

The Company does not expect to record any material reductions in the measurement of its unrecognized tax benefits within the next twelve months.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2016 and 2015, the Company had no accrued interest or penalties related to uncertain tax positions, and no amounts have been recognized in the Company’s statements of operations or comprehensive loss.

The Company files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by various taxing authorities in the United States, Japan, and Singapore. There are currently no pending income tax examinations. Tax years from 2012 to the present are still open to examination in the United States, from 2008 to the present in Japan, and from 2012 to the present in Singapore. To the extent that the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the tax authorities to the extent utilized in a future period.

As of December 31, 2016 and 2015, $1.7 million and less than $0.1 million, respectively, of cash was held by the subsidiaries outside of Singapore. The Company does not provide for Singapore income tax or foreign withholding taxes on foreign unrepatriated earnings, as the Company intends to permanently reinvest undistributed earnings in its foreign subsidiaries. If the Company decides to change this assertion in the future to repatriate any additional foreign earnings, the Company may be required to accrue and pay taxes. Because of the complexity of Singapore and foreign tax rules applicable to the distribution of earnings from foreign subsidiaries to Singapore, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

Utilization of the net operating loss carryforwards and research and development tax credit carryforwards in the United States may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the shares of a corporation by more than 50% over a three-year period. In 2015, the Company completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since its formation. The results of this study indicated that the Company experienced ownership changes as defined by Section 382 of the Code. Management has determined that the limitations will not have a material impact on the Company’s ability to utilize its research and development credit carryforwards to offset future tax liabilities.

11. EMPLOYEE BENEFIT PLANS

The Company has a 401(k) retirement and savings plan (the “401(k) Plan”) covering all U.S.-based employees. The 401(k) Plan allows employees to make pre-tax contributions up to the maximum allowable amount set by the IRS. Under the 401(k) Plan, the Company may make discretionary contributions as approved by the board of directors. The Company did not make contributions to the 401(k) Plan during the years ended December 2016, 2015, or 2014.

The Company has a J401(k) defined contribution pension plan covering all Japan-based permanent employees that was adopted in 2010. The J401(k) defined contribution pension plan allows the Company to make pre-tax contributions up to the maximum allowable amount set by the chief officer of the Kyushu Regional Bureau of Health and Welfare’s approval and company’s wage regulation. Under the J401(k) defined contribution pension plan, the Company may make discretionary contributions as approved by the board of directors. The Company has made contributions of approximately $7 thousand, $7 thousand, and $5 thousand during the years ended December 31, 2016, 2015 and 2014, respectively.

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

12. RELATED PARTIES

The Company had the following related party transactions for the periods presented in the accompanying consolidated financial statements, which have not otherwise been discussed in these notes to the consolidated financial statements:

•	The Company had cash of $118 thousand and $115 thousand at December 31, 2016 and 2015, respectively, in depository accounts with one of its investors, Kagoshima Bank, Ltd., an affiliate of one of its shareholders, Kagoshima Shinsangyo Sousei Investment Limited Partnership.

•	The Company made payments for lease rentals and other related expenses in the amount of $60 thousand and $178 thousand to Shin Nippon Biomedical Laboratories Ltd. (“SNBL”), a related party, for the years ended December 31, 2016 and 2015, respectively.

•	Pursuant to the terms of various service agreements with SNBL, which the Company paid SNBL $362 thousand for the year ended December 31, 2016 for contract research services provided to the Company and its affiliates. There were no payments made to SNBL related to these agreements for the year ended December 31, 2015.

•	In 2012, the Company entered into a consulting agreement with Dr. Gregory L. Verdine for services in the capacity as a scientific advisor. The consulting agreement does not have a specific term and may be terminated by either party upon 14 days’ prior written notice. Pursuant to the consulting agreement, the Company pays Dr. Verdine approximately $13 thousand per month, plus reimbursement for certain expenses.

•	The Company also has an informal consulting arrangement with Dr. Takeshi Wada for scientific advisory services in the amount of 250 thousand Japanese yen, or approximately $2 thousand, per month, plus reimbursement of certain expenses.

13. GEOGRAPHIC DATA

The Company’s long-lived assets consist of property and equipment, net, and are located in the following geographical areas:

	December 31, 2016	December 31, 2015
	(in thousands)
Asia	$136	$578
United States	8,471	2,211

Total long-lived assets	$8,607	$2,789

WAVE Life Sciences Ltd. and its Subsidiaries

Notes to Consolidated Financial Statements

Year ended December 31, 2016

14. SELECTED QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Selected quarterly results from operations for the years ended December 31, 2016 and 2015 are as follows:

	2016 Quarter Ended
	March 31	June 30	September 30	December 31
	(in thousands, except for per share data)
Revenues	$—	$417	$392	$676
Operating expenses	7,952	12,055	17,625	19,180
Loss from operations	(7,952)	(11,638)	(17,233)	(18,504)
Net loss	(7,847)	(11,565)	(17,535)	(18,454)
Basic and diluted net loss per ordinary share	$(0.36)	$(0.51)	$(0.75)	$(0.79)

	2015 Quarter Ended
	March 31	June 30	September 30	December 31
	(in thousands, except for per share data)
Revenues	$26	$126	$—	$—
Operating expenses	3,491	3,755	4,990	7,214
Loss from operations	(3,465)	(3,629)	(4,990)	(7,214)
Net loss	(3,465)	(3,700)	(4,936)	(7,099)
Basic and diluted net loss per ordinary share	$(0.42)	$(0.40)	$(0.54)	$(0.46)

WAVE Life Sciences Ltd.

Supplementary Financial Information

Year ended December 31, 2016

Supplementary Financial Information of WAVE Life Sciences Ltd. (Parent Company)

WAVE LIFE SCIENCES LTD.

BALANCE SHEETS

(In thousands, except share amounts)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$148,636	$161,196
Intercompany receivables	4,133	1,252
Prepaid expenses and other current assets	2,026	28

Total current assets	154,795	162,476
Intercompany loans to subsidiaries	14,295	6,733
Investment in subsidiary—WAVE USA	1,509	2,318
Investment in subsidiary—WAVE Japan	—	—

Total assets	$170,599	$171,527

Liabilities, Series A preferred shares and shareholders’ equity
Current liabilities:
Accounts payable	$757	$1,840
Intercompany accounts payable	12,545	3,182
Accrued expenses and other current liabilities	461	539
Current portion of deferred revenue	2,705	—

Total current liabilities	16,468	5,561
Long-term liabilities:
Deferred revenue, net of current portion	8,311	—

Total long-term liabilities	8,311	—

Total liabilities	$24,779	$5,561

Series A preferred shares, no par value; 3,901,348 shares issued and outstanding	7,874	7,874

Shareholders’ equity:
Ordinary shares, no par value; 23,502,169 and 21,551,423 shares issued and outstanding at December 31, 2016 and 2015, respectively	215,602	185,344
Additional paid-in capital	4,401	1,614
Accumulated deficit	(82,057)	(28,866)

Total shareholders’ equity	137,946	158,092

Total liabilities, Series A preferred shares and shareholders’ equity	$170,599	$171,527

The accompanying notes are an integral part of the supplementary financial information.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

1. DOMICILE AND ACTIVITIES

WAVE Life Sciences Ltd., formerly, WAVE Life Sciences Pte. Ltd (the “Parent,” “we,” “us,” and “our”), registration number 201218209G, is a company incorporated in the Republic of Singapore on July 23, 2012. The Parent’s registered office is located at 8 Cross Street, #10-00 PWC Building, Singapore 048424. The Parent was incorporated with the purpose of combining two commonly held companies, WAVE Life Sciences USA, Inc. (“WAVE USA”), a Delaware corporation (formerly Ontorii, Inc.), and WAVE Life Sciences (Japan) (“WAVE Japan”), a company organized under the laws of Japan (formerly Chiralgen., Ltd.), which occurred on September 12, 2012. On May 31, 2016, WAVE Life Sciences Ireland Limited (“WAVE Ireland”) was formed as a wholly-owned subsidiary of WAVE Life Sciences Ltd. WAVE Ireland was formed as a private company limited by shares and the company number is 583482.

WAVE Life Sciences Ltd. (together with its subsidiaries, “WAVE,” “we” or the “Company”) is a genetic medicines company with an innovative and proprietary synthetic chemistry drug development platform that we are using to design, develop and commercialize a broad pipeline of first-in-class or best-in-class nucleic acid therapeutic candidates for genetically defined diseases. We are initially developing oligonucleotides that target genetic defects to either reduce the expression of disease-promoting proteins or transform the production of dysfunctional mutant proteins into the production of functional proteins.

The Parent’s primary activities since inception have been conducting research and experimental development of biotechnology and chemicals, conducting preclinical testing, recruiting personnel and raising capital to support development activities.

On November 5, 2015, the Parent converted from a Singapore private company limited by shares to a Singapore public company limited by shares. In connection with this conversion, the Parent changed its name from “WAVE Life Sciences Pte. Ltd.” to “WAVE Life Sciences Ltd.”

On November 16, 2015, the Parent closed an initial public offering of its ordinary shares, in which the Parent issued and sold 6,375,000 ordinary shares at a price to the public of $16.00 per share. On December 4, 2015, the Parent issued an additional 618,126 ordinary shares at a price of $16.00 per share pursuant to a partial exercise of the underwriters’ over-allotment option. The aggregate net proceeds to the Parent from the initial public offering, inclusive of the over-allotment exercise, were $100.4 million after deducting underwriting discounts and commissions and offering expenses payable by the Parent. Upon the listing of the Parent’s ordinary shares on the NASDAQ Global Market on November 11, 2015, all of the outstanding Series B preferred shares of the Parent automatically converted into 5,334,892 of the Parent’s ordinary shares.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

In order to comply with the requirements of the Singapore Companies Act (“the Act”), the Parent must present supplementary balance sheets comprised solely from the standalone accounts of WAVE Life Sciences Ltd., the Parent company. This supplementary financial information is presented on page F-32.

The Parent applied to the Accounting and Corporate Regulatory Authority of Singapore (“ACRA”) for an exemption from preparing its 2016 Singapore Statutory Financial Statements in accordance with Singapore

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Financial Reporting Standards. The Parent applied for this exemption because it is listed on the NASDAQ and therefore is required to prepare its audited annual consolidated financial statements in accordance with the Generally Accepted Accounting Principles of the United States (“U.S. GAAP”) in order to maintain its listing on NASDAQ. These U.S. GAAP annual consolidated financial statements (“U.S. GAAP consolidated financials”) were included in the Form 10-K, which was filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017. The Parent received the exemption from ACRA and therefore the Singapore Statutory Financial Statements were prepared in accordance with U.S. GAAP, except as noted in the paragraph entitled “Investment in Subsidiaries.” The U.S. GAAP consolidated financials are included in these Singapore Statutory Financial Statements on pages F-1 to F-31.

Functional and presentation currency

This supplementary financial information is presented in U.S. dollars, which is the Parent’s functional currency.

Investment in Subsidiaries

For the purposes of the supplementary financial information provided as a part of the Singapore Statutory Financial Statements, the Parent did not consolidate its investments in subsidiaries and reported these investments as separate lines in the Parent’s standalone balance sheet. The Parent’s investment in each subsidiary is accounted for by either increasing its initial investment in each subsidiary by that subsidiary’s net income for each financial year or by decreasing its initial investment in each subsidiary by that subsidiaries net loss for each financial year to the extent of the initial investment of the subsidiary. U.S. GAAP requires that a Parent’s investments in subsidiaries be consolidated.

Cash Equivalents

The Parent considers all highly liquid securities with original final maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents are comprised of funds in money market accounts.

Use of Estimates

The Parent uses estimates and assumptions in preparing the supplementary financial information that may affect reported amounts and disclosures. Significant estimates and assumptions reflected in these consolidated financial statements include the valuation of its Series A preferred shares on conversion of the related party notes payable, the valuation of the Parent’s ordinary shares prior to the initial public offering, the assumptions used to determine the fair value of share-based awards and the valuation allowance required for the Parent’s deferred tax assets. Estimates are periodically reviewed in light of changes in circumstances, facts and experience. Actual results could differ from the Parent’s estimates.

Fair Value of Financial Instruments

The Parent is required to disclose information on all assets and liabilities reported at fair value that enables an assessment of the inputs used in determining the reported fair values. The fair value hierarchy is a hierarchy of inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the financial instrument based on market data obtained from sources

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

independent of the Parent. Unobservable inputs are inputs that reflect the Parent’s assumptions about the inputs that market participants would use in pricing the financial instrument and are developed based on the information available in the circumstances. The fair value hierarchy applies only to the valuation inputs used in determining the reported fair value of the investments and is not a measure of the investment credit quality. The hierarchy defines three levels of valuation inputs:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date of identical, unrestricted assets.

Level 2—Quoted prices for similar assets, or inputs that are observable, either directly or indirectly, for substantially the full term through corroboration with observable market data. Level 2 includes investments valued at quoted prices adjusted for legal or contractual restrictions specific to the security.

Level 3—Pricing inputs are unobservable for the asset, that is, inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset. Level 3 includes private investments that are supported by little or no market activity.

There were no financial instruments recorded at fair value as of December 31, 2016 and 2015. The carrying amounts of accounts receivable, accounts payable, and accrued expenses approximate their fair values due to their short-term maturities.

Given their related party nature, intercompany receivables, intercompany loans to subsidiaries and intercompany payables were transacted based upon terms and amounts set forth between the Parent and its subsidiaries.

Concentration of Credit Risk

Cash and cash equivalents are financial instruments that potentially subject the Parent to concentration of credit risk. The Parent uses several financial institutions to maintain its cash and cash equivalents, all of which are high quality, accredited financial institutions and, accordingly, such funds are subject to minimal credit risk. The Parent has not experienced any losses in such accounts and management believes that the Parent is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held. The Parent has no financial instruments with off-balance sheet risk of loss.

Revenue Recognition

To date, the Parent’s only significant source of revenue is derived from the Pfizer Collaboration Agreement (as defined in Note 5), pursuant to which the Parent and Pfizer (as defined in Note 5) have agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for the Pfizer Programs (as defined in Note 5), each directed at a genetically-defined hepatic target selected by Pfizer. The Parent entered into the Pfizer Collaboration Agreement in May 2016.

The Parent presents revenue from the Pfizer Collaboration Agreement under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 808, Collaborative Arrangements (“ASC 808”). In addition, the Parent recognizes revenue in accordance with ASC Topic 605, Revenue Recognition (“ASC 605”). Accordingly, revenue is recognized for each unit of accounting when all of the following criteria are met:

•	persuasive evidence of an arrangement exists;

•	delivery has occurred or services have been rendered;

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

•	the seller’s price to the buyer is fixed or determinable; and

•	collectability is reasonably assured.

Amounts received prior to satisfying the revenue recognition criteria are recorded as deferred revenue. Amounts expected to be recognized as revenue within the 12 months following the balance sheet date are classified as current portion of deferred revenue in the accompanying consolidated balance sheets. Amounts not expected to be recognized as revenue within the 12 months following the balance sheet date are classified as deferred revenue, net of current portion.

Pursuant to the accounting guidance in ASC 605-25, the Parent evaluates multiple-element arrangements to determine (1) the deliverables included in the arrangement and (2) whether the individual deliverables represent separate units of accounting or whether they must be accounted for as a combined unit of accounting. This evaluation involves subjective determinations and requires the Parent to make judgments about the individual deliverables and whether such deliverables are separable from the other aspects of the contractual relationship. Deliverables are considered separate units of accounting provided that the delivered item has value to the customer on a standalone basis and, if the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item is considered probable and substantially in the Parent’s control. In assessing whether an item has standalone value, the Parent considers factors such as the research, development, manufacturing and commercialization capabilities of the collaboration partner and the availability of the associated expertise in the general marketplace. In addition, the Parent considers whether the collaboration partner can use a deliverable for its intended purpose without the receipt of the remaining deliverable, whether the value of the deliverable is dependent on the undelivered item and whether there are other vendors that can provide the undelivered items.

Under the Pfizer Collaboration Agreement (as defined in Note 5), the Parent and Pfizer agreed to collaborate on the discovery, development and commercialization of up to five Pfizer Programs, two of the five targets were declared upon initiation of the agreement. The Collaboration Agreement provides Pfizer with certain options to nominate up to three remaining programs and the Parent is required to consider whether such options are substantive. Options are considered substantive if, at the inception of the arrangement, the Parent is at risk as to whether the collaboration partner will choose to exercise the option. Factors that the Parent considers in evaluating whether an option is substantive include whether the optional elements are essential to the functionality of other programs nominated, whether economic factors compel Pfizer to purchase the optional elements, the cost to exercise the option, the overall objective of the arrangement and, the benefit Pfizer might obtain from the arrangement without exercising the option. As December 31, 2016 Pfizer had declared three targets. Pfizer is entitled to nominate two additional targets by November 2017.

When an option is considered substantive and there is no significant incremental discount, the option is not considered a deliverable in the arrangement and no consideration is allocated to it. Conversely, when an option is not considered substantive or it is considered substantive but is priced at an incremental discount, it is analyzed to determine if it should be combined with other deliverables in the arrangement. Options that are substantive and priced at a significant and incremental discount are further assessed to determine whether a portion of the upfront payment should be allocated to the option and other deliverables in the arrangement.

At the inception of an arrangement that includes milestone payments, the Parent evaluates whether each milestone is substantive and at risk to both parties on the basis of the contingent nature of the milestone. This evaluation includes an assessment of whether: (1) the consideration is commensurate with either the Parent’s

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

performance to achieve the milestone or the enhancement of the value of the delivered item(s) as a result of a specific outcome resulting from its performance to achieve the milestone, (2) the consideration relates solely to past performance and (3) the consideration is reasonable relative to all of the deliverables and payment terms within the arrangement. The Parent evaluates factors such as the scientific, clinical, regulatory, commercial, and other risks that must be overcome to achieve the particular milestone and the level of effort and investment required to achieve the particular milestone in making this assessment. There is considerable judgment involved in determining whether a milestone satisfies all of the criteria required to conclude that a milestone is substantive. Revenue from substantive milestones will be recognized in its entirety upon successful accomplishment of the milestone.

Aside from the program nomination payments, which relate to the options described above, the remaining milestone payments required under the Pfizer Collaboration Agreement are contingent upon the Parent’s performance under the Pfizer Collaboration Agreement, including in certain instances, regulatory approval. The Parent views these milestones as substantive and has excluded the amounts as allocable consideration at the outset of the arrangement. All commercial milestones will be accounted for in the same manner as royalties and recorded as revenue upon achievement of the milestone, assuming all other revenue recognition criteria are met.

The Parent recognizes arrangement consideration allocated to each unit of accounting when all of the revenue recognition criteria in ASC 605 are satisfied for that particular unit of accounting. In the event that a deliverable does not represent a separate unit of accounting, the Parent recognizes revenue from the combined unit of accounting over the Parent’s contractual or estimated performance period for the undelivered elements, which is typically the term of the Parent’s research and development obligations. If there is no discernible pattern of performance or objectively measurable performance measures do not exist, then the Parent recognizes revenue under the arrangement on a straight-line basis over the period the Parent is expected to complete its performance obligations. Conversely, if the pattern of performance in which the service is provided to the customer can be determined and objectively measurable performance measures exist, then the Parent recognizes revenue under the arrangement using the proportional performance method. Revenue recognized is limited to the lesser of the cumulative amount of payments received or the cumulative amount of revenue earned, as determined using the straight-line method or proportional performance method, as applicable, as of the period ending date.

The Parent has concluded that the deliverables under the Pfizer Collaboration Agreement relate primarily to the research and development required by the Parent for each of the programs nominated by Pfizer. The remaining deliverables, including sample supplies provided by each party to fulfill its obligation as a licensee, participation on a joint steering committee to oversee the research and development activities, and regulatory responsibilities related to filings and obtaining approvals related to the products that may result from each program do not represent separate units of accounting based on their dependence on the research and development efforts.

Because there is no discernible pattern of performance given the nature of the research and development efforts, the Parent recognizes the allocated revenue for each deliverable under the Pfizer Collaboration Agreement on a straight-line basis over the period the Parent is expected to complete its performance obligations for each deliverable, or unit of accounting. For the first two Pfizer Programs, this period is expected to be from the initiation date of the Pfizer Collaboration Agreement, which was May 5, 2016, and for the other Pfizer Programs, the period is expected to be from the date that work commences on those programs through the earlier of (a) the termination of the research and development performance obligations under the Pfizer Collaboration Agreement, which is May 5, 2020 (the “Research Term”), or (b) the estimated date the Parent expects to meet its research and development performance obligations under the Pfizer Collaboration Agreement. Given the uncertainty as to

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

when the research and development performance obligations will be completed, the Parent has used the Research Term for purposes of applying the straight-line method for revenue recognition for the year ended December 31, 2016.

Product Revenue

The Parent has had no product revenue to date.

Share-Based Compensation

The Company measures and recognizes share-based compensation expense, for both employee and director option awards, based on the grant date fair value of the awards. The Company calculates the fair value of restricted share awards based on the grant date fair value of the underlying ordinary shares. The Company recognizes share-based compensation expense on a straight-line basis over the requisite service period of the awards, which is generally the vesting period.

The Company determines the fair value of share-based awards granted to non-employees as either the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. All issuances of equity instruments issued to non-employees as consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued. These awards are recorded in expense and additional paid-in capital in shareholders’ equity over the applicable service periods based on the fair value of the options at the end of each period.

The balance sheet of the Parent presented as a part of this supplemental financial information only includes share-based compensation for non-employee option awards and share-based compensation for option awards granted to outside directors, which are accounted for as employee option awards. The remainder of the consolidated share-based compensation for employee option awards was recorded by the subsidiaries as the employees who have received option awards as of December 31, 2016 were employees of WAVE USA or WAVE Japan.

Prior to the Parent’s initial public offering (“IPO”) in November 2015, the fair value of the ordinary shares underlying its share-based awards was estimated on each grant date by the board of directors. The board of directors determined the estimated per share fair value of the Parent’s ordinary shares at various dates considering contemporaneous and retrospective valuations performed in accordance with the guidance outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held Company Equity Securities Issued as Compensation. After the closing of our IPO, the board of directors determined that the fair value of the ordinary shares underlying our share-based awards be based on the closing price of the Parent’s ordinary shares as reported by the NASDAQ Global Market on the date of grant.

The fair value of each share option grant was determined using the methods and assumptions discussed below. Each of these inputs is subjective and generally requires significant judgment and estimation by management.

•

Fair Value of Ordinary Shares. As discussed above, prior to our IPO, the fair value of the Parent’s ordinary shares underlying our share options was historically determined by the board of directors. Because prior to our IPO, there was no public market for our ordinary shares, the board of directors determined the fair value of our ordinary shares at the time of grant of the option by considering a number of objective and subjective factors, including valuations of comparable companies, sales of its

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

shares to unrelated third parties, operating and financial performance and general and industry specific economic outlook. Following the completion of our IPO, the board of directors determined that the fair value of each ordinary share underlying our share-based awards would be based on the closing price of the Parent’s ordinary shares as reported by the NASDAQ Global Market on the date of grant.

•	Expected Term. The expected term of share options represents the weighted-average period that the share options are expected to remain outstanding. The Parent estimated the expected term using the simplified method, which is an average of the contractual term of the option and the vesting period.

•	Expected Volatility. Since there is limited historical data for the Parent’s ordinary shares and limited company-specific historical volatility, it has determined the share price volatility for options granted based on an analysis of the volatility used by a peer group of publicly traded companies. In evaluating similarity, the Parent considers factors such as industry, stage of life cycle and size.

•	Risk-free Interest Rate. The risk-free interest rate is based on the U.S. Treasury yield in effect at the time of the grant for zero-coupon U.S. Treasury notes with remaining terms similar to the expected term of the options.

•	Dividend Rate. The expected dividend was assumed to be zero as the Parent has never paid dividends and has no current plans to do so.

Income Taxes

The Parent accounts for income taxes using an asset and liability approach, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the consolidated financial statements, but have not been reflected in taxable income. A valuation allowance is established to reduce deferred tax assets to their estimated realizable value. Therefore, the Parent provides a valuation allowance to the extent that it is more likely than not that all or a portion of the deferred tax assets will not be realized in the future.

The Parent accounts for uncertainty in income taxes recognized in the financial statements by applying a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination by the taxing authorities. If the tax position is deemed more-likely-than-not to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. The provision for income taxes includes the effects of any resulting tax reserves, or unrecognized tax benefits, that are considered appropriate as well as the related net interest and penalties.

The Parent has certain research and management services agreements in place with WAVE USA, it’s U.S. subsidiary, which include transfer pricing assumptions. The determination of the appropriate level of transfer pricing requires judgment based on transfer pricing analyses of comparable companies. The Parent monitors the nature of their service agreements for changes in our operations as well as economic conditions. The Parent also periodically reviews the transfer pricing analyses for changes in the composition in the pool of comparable companies as well the related ongoing results of the comparable companies.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Unasserted Claims

In the ordinary course of business, the Parent may be subject to legal proceedings, claims and litigation as the Parent operates in an industry susceptible to patent legal claims. The Parent accounts for estimated losses with respect to legal proceedings and claims when such losses are probable and estimable. Legal costs associated with these matters are expensed when incurred. The Parent is not currently a party to any legal proceedings.

3. INTERCOMPANY BALANCES

The intercompany balances presented on the Parent’s standalone balance sheet are the result of intercompany transactions between the Parent and its subsidiaries.

During 2016 and 2015, the Parent entered into multiple intercompany loan agreements with two of its subsidiaries; WAVE USA and WAVE Japan. As of December 31, 2016 and 2015, intercompany loans to subsidiaries amounted to $14.3 million and $6.7 million, respectively. The $14.3 million of outstanding intercompany loans at December 31, 2016 will mature on December 31, 2017. Even though these loans will mature in the coming year they have been classified on the Parent’s balance sheet as long term because the Parent does not believe it is likely that its subsidiaries will be able to repay the loan amounts in the coming year as the subsidiaries have no commercial revenue or other sources of income. The Parent has determined that if its subsidiaries are unable to repay the intercompany loan when the loans mature that it will enter into new intercompany loan agreements with its subsidiaries for the full amount outstanding at the time of maturity.

These intercompany loans are unsecured and interest rates per annum ranged from 0.56% for 2016 and 0.34% to 1.53% for 2015. As of December 31, 2016 and 2015, intercompany interest receivable related to the intercompany loan agreements amounted to $0.1 million and less than $0.1 million, respectively, and was included in the intercompany receivables. The remainder of the intercompany receivables as of December 31, 2016 are made up of $3.8 million receivable from WAVE USA related to certain expenses that were paid for on behalf of WAVE USA by the Parent as well as $0.2 million receivable from WAVE USA related to proceeds from the exercise of share options by WAVE USA’s employees. The Parent issues options to purchase its shares to employees of WAVE USA and WAVE Japan as a part of the compensation package for employees of its subsidiaries. Intercompany receivables as of December 31, 2015 primarily represent $1.2 million receivable from WAVE USA related to certain expenses that were paid for by the Parent on behalf of WAVE USA.

As of December 31, 2016, the intercompany accounts payable totaled $12.5 million and was made up of amounts payable to WAVE USA under the intercompany research and management services agreements as well as additional amounts payable to WAVE USA related to the reimbursement of certain expenses that were paid for by WAVE USA on behalf of the Parent.

As of December 31, 2015 the intercompany accounts payable totaled $3.2 million, of which $1.7 million related to the assignment of intellectual property and know-how from WAVE USA to the Parent, which occurred during a prior period, the remaining amount due to WAVE USA was related to amounts payable under the intercompany research and management services agreements as well as amounts payable to WAVE USA related to the reimbursement of certain expenses that were paid for by WAVE USA on behalf of the Parent.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

4. INCOME TAXES

There was $0.2 million of current foreign income tax expense in 2016 related to revenue earned under the Pfizer Collaboration Agreement (as defined in Note 5) and no current tax expense in 2015 since the Parent incurred a pre-tax loss for the period.

The components of the Parent’s deferred tax assets and liabilities as of December 31, 2016 and 2015 are as follows:

	December 31, 2016	December 31, 2015
	(US$ in thousands)
Deferred tax assets:
Net operating loss carryforwards	$14,175	$5,413
Intangible Assets	265	354

Total deferred tax assets	14,440	5,767
Valuation allowance	(14,336)	(5,725)

Net deferred tax assets	104	42
Deferred tax liability:
Interest income	(104)	(42)

Total deferred tax liability	(104)	(42)

Net deferred tax asset (liability)	$—	$—

As of December 31, 2016, the Parent has net operating loss carryforwards in Singapore of $83.4 million, which may be available to offset future income tax liabilities and can be carried forward indefinitely provided the Parent satisfies the shareholdings test for carry-forward losses.

The Parent has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets. Management has considered the Parent’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Parent will not realize the benefits of the deferred tax assets in Singapore. Accordingly, a full valuation allowance has been established against those deferred tax assets as of December 31, 2016. The valuation allowance increased by approximately $8.6 million in 2016 primarily as a result of operating losses generated with no corresponding financial statement benefit. The Parent may release this valuation allowance when management determines that it is more likely than not that the deferred tax assets will be realized. Any release of valuation allowance will be recorded as a tax benefit increasing net income.

The Parent’s policy is to record interest and penalties related to income taxes as part of its income tax provision. As of December 31, 2016 and 2015, the Parent had no accrued interest or penalties related to uncertain tax positions, and no amounts have been recognized in the Parent’s accumulated deficit to date. The Parent does not have any uncertain tax positions as of December 31, 2016 and 2015.

The Parent files income tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Parent is subject to examination by various taxing authorities in Singapore. There are currently no pending income tax examinations. Tax years from 2012 to the present are still open to examination in Singapore.

As of December 31, 2016 and 2015, $1.7 million of cash and cash equivalents and less than $0.1 million of cash, respectively, was held by the Parent’s subsidiaries outside of Singapore. Additionally, as of December 31, 2016

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

4. INCOME TAXES (CONTINUED)

and 2015, the Parent’s subsidiaries held restricted cash of $3.6 million and $1.1 million outside of Singapore, respectively. The Parent does not provide for Singapore income tax or foreign withholding taxes on foreign unrepatriated earnings, as the Parent intends to permanently reinvest undistributed earnings in its foreign subsidiaries. If the Parent decides to change this assertion in the future to repatriate any additional foreign earnings, the Parent may be required to accrue and pay taxes. Because of the complexity of Singapore and foreign tax rules applicable to the distribution of earnings from foreign subsidiaries to Singapore, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

5. PFIZER COLLABORATION AND SHARE PURCHASE AGREEMENT

On May 5, 2016, the Parent entered into a Research, License and Option Agreement (the “Pfizer Collaboration Agreement”) with Pfizer Inc. (“Pfizer”). Pursuant to the terms of the Pfizer Collaboration Agreement, the Parent and Pfizer agreed to collaborate on the discovery, development and commercialization of stereopure oligonucleotide therapeutics for up to five programs (the “Pfizer Programs”), each directed at a genetically-defined hepatic target selected by Pfizer (the “Collaboration”). The Parent received $10.0 million as an upfront license fee under the Pfizer Collaboration Agreement. Subject to option exercises by Pfizer, assuming five potential products are successfully developed and commercialized, the Parent may earn up to $871.0 million in potential research, development and commercial milestone payments, plus royalties, tiered up to low double-digits, on sales of any products that may result from the Collaboration. None of the payments under the Pfizer Collaboration Agreement are refundable.

Simultaneously with the entry into the Pfizer Collaboration Agreement, the Parent entered into a Share Purchase Agreement (the “Pfizer Equity Agreement,” and together with the Pfizer Collaboration Agreement, the “Pfizer Agreements”) with C.P. Pharmaceuticals International C.V., an affiliate of Pfizer (the “Pfizer Affiliate”). Pursuant to the terms of the Pfizer Equity Agreement, the Pfizer Affiliate purchased 1,875,000 of the Parent’s ordinary shares (the “Shares”) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million. The Parent did not incur any material costs in connection with the issuance of the Shares.

Under the Pfizer Collaboration Agreement, the parties agreed to collaborate during the four-year Research Term. During the Research Term, the Parent is responsible to use its commercially reasonable efforts to advance up to five programs through to the selection of clinical candidates. At that stage, Pfizer may elect to license any of these Pfizer Programs exclusively and to have exclusive rights to undertake the clinical development of the resulting clinical candidates into products and the potential commercialization of any such products thereafter. In addition, the Parent receives a non-exclusive, royalty-bearing sublicenseable license to use Pfizer’s hepatic targeting technology in any of the Company’s own hepatic programs that are outside the scope of the Collaboration (the “WAVE Programs”). If the Company uses this technology on the WAVE Programs, Pfizer is eligible to receive potential development and commercial milestone payments from the Company. Pfizer is also eligible to receive tiered royalties on sales of any products that include Pfizer’s hepatic targeting technology.

Pfizer nominated two hepatic targets upon entry into the Collaboration in May 2016. In August 2016, Pfizer nominated the third hepatic target under the Collaboration and has the option to nominate two additional targets by November 5, 2017. The Parent received a $2.5 million milestone payment related to the nomination of third target.

The Parent has determined that the options held by Pfizer under the Pfizer Collaboration Agreement are substantive and priced at a significant incremental discount. Accordingly, $3.0 million of the upfront payment

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

5. PFIZER COLLABORATION AND SHARE PURCHASE AGREEMENT (CONTINUED)

has been allocated to the options to nominate the three remaining targets. The amount allocated to the three options will be recognized as the research and development are provided commencing from the date that Pfizer exercises each respective option, or immediately as each option expires unexercised. The portion of the upfront payment allocated to the initial two targets was $7.0 million and will be recognized as the research and development services are provided from the inception of the arrangement. Subsequently, in 2016, Pfizer exercised its option to nominate a third program. The Parent will recognize $3.5 million of revenue (which is comprised of $1.0 million allocated to the option at inception of the arrangement and $2.5 million paid by Pfizer at the time of exercising the option) as the research and development services are provided.

The Collaboration is managed by a joint steering committee in which both parties are represented equally, which will oversee the scientific progression of each Pfizer Program up to the clinical candidate stage. During the four-year Research Term and for a period of two years thereafter, the Parent has agreed to work exclusively with Pfizer with respect to using any of the Company’s stereopure oligonucleotide technology that is specific for the applicable hepatic target which is the basis of any Pfizer Program.

The stated term of the Pfizer Collaboration Agreement commenced on May 5, 2016 and terminates on the date of the last to expire payment obligation with respect to each Pfizer Program and with respect to each WAVE Program, expires on a program-by-program basis accordingly. Pfizer may terminate its rights related to a Pfizer Program under the Pfizer Collaboration Agreement at its own convenience upon 90 days’ notice to the Parent. The Parent may also terminate its rights related to a WAVE Program at its own convenience upon 90 days’ notice to Pfizer. The Pfizer Collaboration Agreement may also be terminated by either party in the event of an uncured material breach of the Collaboration Agreement by the other party.

During the year ended December 31, 2016, the Parent recognized revenue of $1.5 million under the Pfizer Collaboration Agreement. Deferred revenue amounted to $11.0 million as of December 31, 2016, of which $2.7 million is included in current liabilities.

6. SHARE CAPITAL

Ordinary Shares

The following represents the historical ordinary share transactions of the Parent from January 1, 2015 through December 31, 2016:

•	In January 2015, the Parent issued 4,769,077 ordinary shares to a third-party investor and an existing investor at $2.47 per share for net proceeds of $11.6 million.

•	In March 2015, the Parent granted 190,856 fully-vested ordinary shares to an executive of the Company who is employed by WAVE USA.

•	In November 2015, the Parent completed an initial public offering of its ordinary shares, in which the Parent issued and sold 6,375,000 ordinary shares at a price to the public of $16.00 per share. In December 2015, the Parent issued an additional 618,126 ordinary shares at a price of $16.00 per share pursuant to a partial exercise of the underwriters’ over-allotment option. The aggregate net proceeds to the Parent from the initial public offering, inclusive of the over-allotment exercise, were $100.4 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Parent.

•	In May 2016, the Parent granted 1,875,000 ordinary shares to Pfizer under the Pfizer Agreements (Note 5) at a purchase price of $16.00 per share, for an aggregate purchase price of $30.0 million.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

6. SHARE CAPITAL (CONTINUED)

Features of the Ordinary Shares

The ordinary shares have no par value and there is no authorized share capital under Singapore law. The rights, preferences, and privileges of ordinary shares are as follows:

New Share Offering

Prior to the closing of the Parent’s initial public offering, any new ordinary shares or securities convertible into ordinary shares were required to be offered in the first instance to all the then holders of any class of shares, other than the Series A preferred shares, prior to issuance and each shareholder had the right of pre-emption with respect to any issuance of new ordinary shares or securities convertible into ordinary shares. This right of pre-emption did not apply to shares sold in the Parent’s initial public offering and terminated immediately prior to the closing of the Parent’s initial public offering.

Voting

The holders of ordinary shares are entitled to one vote for each ordinary share held at all meetings of shareholders and written actions in lieu of meetings provided, however, that except as otherwise required by law, holders of ordinary shares shall not be entitled to implement the following without the approval of more than 75% of the Parent’s issued and outstanding ordinary shares:

(i)	effect a merger, split, corporate reorganization, liquidation, dissolution, or winding up of the Parent or any member of the group;

(ii)	authorize or issue any additional shares, other equity interests in the Parent or any convertible securities into such equity interests;

(iii)	effect any public offering or listing of the equity securities of the Parent; or

(iv)	purchase, redeem, pay or declare any dividend on any shares or other equity interests in the Parent.

Dividends

All dividends shall be declared and paid pro rata according to the number of shares held by each member entitled to receive dividends. The Parent’s board of directors may deduct from any dividend all sums of money presently payable by the member to the Parent on account of calls.

Liquidation

In the event of a liquidation, dissolution or winding up of, or a return of capital by the Parent, the ordinary shares will rank equally with the Series A preferred shares after the payment of the liquidation preference of $10.00 for Series A preferred shares.

Series A Preferred Shares

The following represent the Series A preferred share transactions of the Parent from January 1, 2015 through December 31, 2016:

•

In connection with the private placement of Series B preferred shares on August 14, 2015, holders of the Parent’s preference shares agreed to rename the existing “preference shares” as “Series A preferred

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

6. SHARE CAPITAL (CONTINUED)

shares.” In addition, as further described below, the terms of the Series A preferred shares were amended to remove their right of first refusal and to provide for their right to convert on a one-for-one basis into an aggregate of 3,901,348 ordinary shares at any time at the election of the holder. The rights of the Series A preferred shares are identical to the ordinary shares except that the Series A preferred shares have: (1) no voting rights other than in limited circumstances, (2) the right to a non-cumulative dividend if and when declared by the Parent’s board of directors and (3) the right to convert the Series A preferred shares at any time on a one-for-one basis into ordinary shares at the discretion of the holder. The Parent’s shareholders, including holders of Series A preferred shares, entered into an investors’ rights agreement and a voting agreement with the Parent in connection with the private placement. Pursuant to the terms of the voting agreement, which terminated in connection with the Parent’s IPO, investors who held at least 1,212,477 shares of registerable securities, including holders of Series A preferred shares and Series B preferred shares, had a right to purchase certain new securities offered by the Parent. Additionally, in the event of the sale of 50% or more of the voting power of the Parent or a deemed liquidation event, if the holders of at least a majority of the ordinary shares and the holders of 56% of the Series B preferred shares had voted for a sale of the Parent, they had the right to force the other shareholders, including the holders of Series A preferred shares, to agree to such a sale.

•	In September 2015, the terms of the Series A preferred shares were further amended to provide that, upon the mandatory conversion of Series B preferred shares, which occurred on the completion of the initial public offering, the existing right of Series A preferred shares to a non-cumulative dividend if and when declared by our board of directors ceased and was replaced by a liquidation preference consisting of $0.0024743 per Series A preferred share, or an aggregate of $10.00 based on the number of Series A preferred shares outstanding at the date of the amendment.

The Parent has accounted for the September 2015 amendment to the Series A preferred shares as a modification of the preferred shares based on upon a qualitative assessment of the amendment. The Parent has not adjusted the carrying value of the Series A preferred shares since the fair value of the Series A preferred shares immediately prior and subsequent to the modification date resulted in an immaterial change in fair value.

The addition of the liquidation preference to the Series A preferred shares, however, resulted in the reclassification of the Series A preferred shares from permanent shareholders’ equity to temporary shareholders’ equity since the holders of the Series A preferred shares are entitled to a liquidation preference upon a deemed liquidation event, which is outside the control of the Parent. In the event a deemed liquidation event were to occur, the Parent would adjust the carrying value of the Series A preferred shares to their liquidation value, which amounts to $10.00 in the aggregate.

The Series A preferred shares have no par value and there is no authorized share capital under Singapore law. The Series A preferred shares are not redeemable.

Series B Preferred Shares Converted in Connection with Initial Public Offering

The following represents the historical Series B preferred share transactions of the Parent from January 1, 2015 through the completion of our initial public offering:

•	On August 14, 2015, the Parent issued an aggregate of 5,334,892 Series B preferred shares at a purchase price of $12.37 per share to certain third-party investors for $62.5 million of net proceeds.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

6. SHARE CAPITAL (CONTINUED)

•	Upon the completion of the initial public offering on November 16, 2015, all of the outstanding Series B preferred shares of the Parent automatically converted into 5,334,892 of the Parent’s ordinary shares.

Prior to the conversion of the Series B preferred shares into ordinary shares, the Series B preferred shares had a liquidation preference over the Series A preferred shareholders and ordinary shareholders equal to the original per share amount paid of $12.37 per share, plus any declared plus unpaid dividends, if any. Additionally, the holders of Series B preferred shares were entitled to voting rights, however, the Series B preferred shareholders were not entitled to any preferential dividends and their shares were not redeemable.

7. SHARE-BASED COMPENSATION

In December 2014, the Parent’s board of directors adopted the WAVE Life Sciences Ltd. 2014 Equity Incentive Plan (the “2014 Plan”), and reserved 1,763,714 ordinary shares for issuance under this plan, which, as approved, was increased to 5,064,544 in 2015.

The 2014 Plan authorizes the board of directors or a committee of the board to grant incentive share options, non-qualified share options, share appreciation rights and restricted share awards to eligible employees, outside directors and consultants of the Company. Options granted to employees generally vest over a period of three or four years, and options that lapse or are forfeited are available to be granted again. The options granted by the Parent to outside directors and consultants generally vest over periods of one to four years, and options that lapse or are forfeited are available to be granted again. The contractual life of all options granted to employees is ten years from the date the option begins to vest. The contractual life of all options granted by the Parent to outside directors and consultants is five and ten years from the date the option begins to vest, respectively.

During the years ended December 31, 2016 and 2015, the Company granted options to purchase 1,479,200 and 2,215,342 ordinary shares, respectively, to employees, outside directors and non-employees. Of the total options granted in 2016, the Parent granted options to purchase 72,000 ordinary shares to outside directors; these options are treated as options granted to employees. Of the total options granted in 2015, the Parent granted options to purchase 547,502 ordinary shares to non-employees. The remainder of the options were granted to employees of the Parent’s subsidiaries as a part of their compensation. Additionally, during 2015 the Company granted 190,856 fully-vested ordinary shares to an employee of WAVE USA.

During the year ended December 31, 2016, there were forfeitures of options to purchase 41,030 ordinary shares. These forfeitures in 2016 were not related to the Parent as they were forfeitures of options that had been issued to employees of the Parent’s subsidiaries. There were no forfeitures of options during the year ended December 31, 2015. During the years ended December 31, 2016 and 2015 there were no cancellations of options. In July 2016, the Company granted 22,750 restricted share units (“RSUs”) with a grant date fair value of $21.69 per unit to an employee of WAVE USA. The RSUs fully vest upon the first anniversary of the grant date. Share-based compensation expense related to the RSUs is included in research and development expenses on the consolidated statements of operations. As of December 31, 2016, 1,197,426 ordinary shares remained available for future grant.

The Company recorded share-based compensation expense of $6.8 million and $4.0 million for the years ended December 31, 2016 and 2015, respectively, of which $2.7 million and $1.6 million respectively related to options granted to non-employees. The Parent records the share-based compensation expense related to options granted to non-employees and outside directors. The options granted to outside directors are treated as options granted to

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

7. SHARE-BASED COMPENSATION (CONTINUED)

employees. The Parent’s subsidiaries record share-based compensation expense related to options granted to employees of the subsidiaries or shares issued to employees of the subsidiaries. Of the total share-based compensation expense, the Parent recorded share-based compensation expense of $2.8 million in 2016, of which $2.7 million related to options granted to non-employees and $0.1 million related to options granted to outside directors. In 2015, the Parent recorded $1.6 million of share-based compensation, all of which related to options granted to non-employees. The Company measures and records the value of options granted to non-employees over the period of time services are provided and, as such, unvested portions are subject to re-measurement at subsequent reporting periods.

Share option activity under the 2014 Plan is summarized as follows:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)(1)
Options outstanding as of January 1, 2016	2,215,342	$3.88	9.30	$26,740
Granted(2)	1,479,200	20.79
Exercised	(75,746)	3.42		1,887
Cancelled or forfeited	(41,030)	10.23

Outstanding as of December 31, 2016	3,577,766	$10.58	8.68	$56,780

Options exercisable as of December 31, 2016	1,248,343	$3.10	8.24	$28,775

Options unvested as of December 31, 2016	2,329,423	$14.58	8.92	$28,006

(1)	The aggregate intrinsic value of options is calculated as the difference between the exercise price of the share options and the fair value of the Parent’s ordinary shares for those share options that had exercise prices lower than the fair value of the ordinary shares as of the end of the period.
(2)	Includes 72,000 options granted by the Parent to outside directors during November 2016; these options are treated as options granted to employees.

RSU activity for the year ended December 31, 2016 is summarized as follows:

	RSUs	Average Grant Date Fair Value (in dollars per share)
RSUs Outstanding as of January 1, 2016	—	$—
Granted	22,750	21.69

RSUs Outstanding at December 31, 2016	22,750	$21.69

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

7. SHARE-BASED COMPENSATION (CONTINUED)

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to employees during the period were as follows:

For the Year Ended December 31,
	2016	2015
Risk-free interest rate	1.15% - 2.18%	1.56% - 1.89%
Expected term (in years)	3.00 - 6.25	5.52 - 6.12
Expected volatility	60.89% - 68.76%	62.14% - 71.02%
Expected dividend yield	0%	0%
Exercise price	$14.11 - 36.43	$2.47 - 13.08
Fair value of ordinary share	$14.11 - 36.43	$4.41 - 13.08

The assumptions used in the Black-Scholes option pricing model to determine the fair value of share options granted to non-employees during the period were as follows:

Year Ended December 31, 2015
Risk-free interest rate	2.06% - 2.35%
Expected term (in years)	9.19 - 10.00
Expected volatility	62.65% - 69.80%
Expected dividend yield	0%
Exercise price	$2.47
Fair value of ordinary share	$4.41 - 15.95

There were no options granted to non-employees in 2016.

As of December 31, 2016, the unrecognized compensation cost related to outstanding options was $18.0 million for employees and $3.8 million for non-employees. Of the total unrecognized compensation cost of $21.8 million, only $4.9 million was related to the Parent, which included $1.1 million of the unrecognized compensation cost for employees and the $3.8 million of unrecognized compensation cost for non-employees. The unrecognized compensation cost for employees and non-employees is expected to be recognized over a weighted-average period of approximately 2.23 years. For the years ended December 31, 2016 and 2015, the weighted-average grant date fair value per granted option was $30.23 and $6.64, respectively.

The unrecognized compensation costs related to outstanding RSUs was $0.3 million as of December 31, 2016, and is expected to be recognized expense over a weighted-average period of approximately 0.53 years. For the year ended December 31, 2016, the weighted-average grant date fair value per granted RSU was $21.69. The aggregate fair value of options that vested during the year ended December 31, 2016 was $4.7 million.

8. RELATED PARTIES

The Parent had the following related party transactions for the periods presented in the accompanying supplementary financial information, which have not otherwise been discussed in these notes to the supplementary financial information:

•	The Parent had cash of $0.1 million and $0.1 million at December 31, 2016 and 2015, respectively, in depository accounts with one of its investors, Kagoshima Bank, Ltd., an affiliate of one of its shareholders, Kagoshima Shinsangyo Sousei Investment Limited Partnership.

WAVE Life Sciences Ltd.

Notes to Supplementary Financial Information

Year ended December 31, 2016

9. SUBSEQUENT EVENTS

On April 18, 2017, the Parent closed a follow-on underwritten public offering of 4,166,667 ordinary shares for gross proceeds of $100.0 million. Net proceeds to the Parent from the offering are expected to be approximately $93.4 million, after deducting underwriting discounts and commissions and estimated offering expenses. This subsequent event is also applicable to the Company.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the director nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

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1.	Election of Directors:	For	Against	Abstain				For	Against	Abstain		For	Against	Abstain

	01 - Paul B. Bolno, M.D.	☐	☐	☐	02 - Gregory L. Verdine, Ph.D.			☐	☐	☐	03 - Christian Henry	☐	☐	☐

	04 - Peter Kolchinsky, Ph.D.	☐	☐	☐	05 - Koji Miura			☐	☐	☐	06 - Adrian Rawcliffe	☐	☐	☐

	07 - Ken Takanashi	☐	☐	☐

					For	Against	Abstain						For	Against	Abstain

2.	Approve the Re-Appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Independent Singapore Auditor and Authorize the Audit Committee to fix the Auditor’s Remuneration				☐	☐	☐	3.	Approve the Non-Employee Directors’ Compensation				☐	☐	☐

4.	Approve Amendments to the 2014 Equity Incentive Plan				☐	☐	☐	5.	Authorize the Board to Allot and Issue Ordinary Shares of WAVE Life Sciences Ltd.				☐	☐	☐

6.	To transact such other business as may properly come before the 2017 Annual General Meeting of Shareholders and all adjournments or postponements thereof

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

WAVE Life Sciences Ltd.

2017 Annual General Meeting of Shareholders

Thursday, August 10, 2017, 11:00 a.m., Eastern Time

WAVE Life Sciences Ltd.

733 Concord Avenue, Cambridge, MA 02138

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS: The notice, proxy statement and our 2017 annual report to shareholders are available for viewing, printing and downloading at http://www.edocumentview.com/WVE.

Vote by Mail

Whether or not you expect to attend the 2017 Annual General Meeting of Shareholders, please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to WAVE Life Sciences Ltd., c/o Computershare Investor Services, Proxy Services, P.O. Box 505008, Louisville, KY 40233.

YOUR PROXY CARD MUST BE RECEIVED BY US AT THE ADDRESS ABOVE NOT LESS THAN 48 HOURS BEFORE THE TIME APPOINTED FOR HOLDING THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR WITHIN SUCH OTHER TIME AS MAY BE REQUIRED BY THE SINGAPORE COMPANIES ACT).

Electronic Delivery of Future Proxy Materials

If you would like to reduce the costs incurred by WAVE Life Sciences Ltd. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please contact WAVE Life Sciences Ltd.’s transfer agent, Computershare Investor Services, at 877-373-6374 within the United States, U.S. Territories and Canada, or at 781-575-3100 outside the United States, U.S. Territories and Canada.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — WAVE Life Sciences Ltd. (Incorporated in the Republic of Singapore; Company Registration Number 201218209G)

2017 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting of Shareholders – August 10, 2017

Paul B. Bolno, M.D., and in his absence, Linda Rockett, each with the power of substitution and each with the full power to act alone, are hereby authorized as Proxies to represent and vote the ordinary shares of WAVE Life Sciences Ltd. owned by the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of WAVE Life Sciences Ltd. to be held on August 10, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the Proxies as directed herein by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4 and FOR Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2017 Annual General Meeting of Shareholders or at any adjournment or postponement thereof.

(Items to be voted appear on reverse side.)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual General Meeting.	☐

∎    IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.     +